SECURITIES ACT FILE NO. 33-52742
INVESTMENT COMPANY ACT FILE NO. 811-7238

FORM N-1A
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 58	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940	☑

Amendment No. 60	☑

SUNAMERICA SERIES TRUST
(Exact name of Registrant as Specified in Charter)

1 SunAmerica Center
Los Angeles, California 90067-6022
(Address of Principal Executive Offices) (Zip Code)
(800.858.8850)
(Registrant’s Telephone Number, including area code)
Nori L. Gabert, Esq.
Vice President and Deputy General Counsel
SunAmerica Asset Management Corp.
2919 Allen Parkway, L3-20
Houston, Texas 77019
(Name and Address for Agent for Service)

Copy to:
Mallary Reznik, Esq.
SAFG Retirement Services, Inc.
1 SunAmerica Center, Century City
Los Angeles, California 90067-6022
David C. Mahaffey, Esq.
Sullivan & Worcester LLP
1666 K Street, NW
Washington, DC 20006
Margery K. Neale, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue,
New York, New York 10019

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.
     It is proposed that this filing will become effective (check appropriate box):

☑	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (date), pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date), pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date), pursuant to paragraph (a)(2) of Rule 485
     If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
January 20, 2012
SUNAMERICA SERIES TRUST
SunAmerica Dynamic Allocation Portfolio
(Class 3 Shares)
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Summary	1
Investment Goals	1
Fees and Expenses of the Portfolio	1
Principal Investment Strategies of the Portfolio	1
Principal Risks of Investing in the Portfolio	3
Performance Information	6
Investment Adviser	6
Important Additional Information
Additional Information About The Portfolio’s Investment Strategies and Investment Risks	9
Glossary	13
Investment Terminology	13
Risk Terminology	15
About the Indices	18
Management	19
Account Information	21
Appendix A — Underlying Portfolios	24
For More Information	33
EX-99.A.XXV
EX-99.D.I
EX-99.D.VI
EX-99.H.XI
EX-99.H.XIII
EX-99.H.XX
EX-99.I.I
EX-99.I.II
EX-99.J.I
EX-99.J.II
EX-99.M.III

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Portfolio Summary: SunAmerica Dynamic Allocation Portfolio
Investment Goals
The Portfolio’s investment goals are capital appreciation and current income while managing net equity exposure.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity contract or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the investment companies in which the Portfolio invests (the “Underlying Portfolios”).
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3
Management Fees	0.25%
Service (12b-1) Fees	0.25%
Other Expenses[1]	0.05%
Acquired Fund Fees and Expenses[2]	0.68%
Total Annual Portfolio Operating Expenses	1.23%

1	Other Expenses are based on estimated amounts for a full fiscal year.

2	Acquired Fund Fees and Expenses are based on estimated amounts for a full fiscal year.

Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers, including any expense limitations and fee waivers for the Underlying Portfolios, remain in effect only for the period ending April 30, 2013. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years
Class 3 Shares	$125	$390
Portfolio Turnover
The portion of the Portfolio that operates as a fund-of-funds does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. The Portfolio does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Component of the Portfolio (defined below). The Portfolio has not commenced operations as of the date of this Prospectus.
Principal Investment Strategies of the Portfolio
The Portfolio seeks to achieve its goals by investing under normal conditions approximately 70% to 90% of its assets in Class 1 shares of the Underlying Portfolios, which are portfolios of the SunAmerica Series Trust (the “Trust”), Anchor Series Trust, and Seasons Series Trust (collectively, the “Underlying Trusts”) (the “Fund-of-Funds Component”) and 10% to 30% of its assets in a portfolio of derivative instruments, exchange traded funds (“ETFs”), fixed income securities and short-term investments (the “Overlay Component”). The Fund-of-Funds Component will allocate approximately 50% to 80% of its assets to Underlying Portfolios investing primarily in equity securities and 20% to 50% of its assets to Underlying Portfolios investing primarily in fixed income securities and short-term investments, which may include mortgage- and asset-backed securities, to seek

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Portfolio Summary: SunAmerica Dynamic Allocation Portfolio
capital appreciation and generate income. The Overlay Component will invest in derivative instruments, as well as ETFs, to manage the Portfolio’s net equity exposure. The derivative instruments used by the Overlay Component will primarily consist of stock index futures, but may also include stock index options, options on stock index futures, and stock index swaps. (As used throughout this prospectus, “net equity exposure” means the Portfolio’s level of exposure to the equity market through Underlying Portfolios investing primarily in equities, plus or minus the notional amount of a long or short position in equities obtained through the use of derivatives or other instruments in the Overlay Component.) Through the use of ETFs and derivative instruments, the Portfolio’s net equity exposure may be adjusted down to a minimum of 25% or up to a maximum of 100%, although average net equity exposure over long term periods is expected to be approximately 60%-65%. When the Portfolio purchases a derivative to increase the Portfolio’s net equity exposure, it is using derivatives for speculative purposes. When the Portfolio sells derivatives instruments short to reduce the Portfolio’s net equity exposure, it is using derivatives for hedging purposes. The Overlay Component will also invest in fixed income securities and short-term investments, to generate income, to manage cash flows and liquidity needs of the overall Portfolio, and to serve as collateral for the derivative instruments used to manage the overall Portfolio’s net equity exposure.
SAAMCo is the Adviser to the Portfolio and will determine the allocation between the Fund-of-Funds Component and the Overlay Component. SAAMCo is also responsible for managing the Fund-of-Funds Component’s investment in Underlying Portfolios, so it will determine the target allocation between Underlying Portfolios that invest primarily in equity securities and Underlying Portfolios that invest primarily in fixed income securities. SAAMCo performs an investment analysis of possible investments for the Portfolio and selects the universe of permitted Underlying Portfolios as well as the allocation to each Underlying Portfolio. SAAMCo utilizes many factors, including research provided by an independent consultant. The consultant provides statistical analysis and portfolio modeling to the Adviser with respect to the Portfolio’s investment allocation among the Underlying Portfolios, but does not have any advisory or portfolio transaction authority with regard to the Portfolio. SAAMCo, not the Portfolio, pays the consultant. SAAMCo reserves the right to change the Portfolio’s asset allocation between the Fund-of-Funds Component and the Overlay Component and the Fund-of-Funds Component’s allocation among the Underlying Portfolios, and to invest in other funds not currently among the Underlying Portfolios, from time to time without notice to investors.
The Fund-of-Funds Component seeks to achieve capital appreciation primarily through its investments in Underlying Portfolios that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations, but expects to invest to a lesser extent in Underlying Portfolios that invest primarily in small- and mid-cap U.S. companies and foreign companies. The Portfolio normally does not expect to have more than 25% of its total assets allocated to Underlying Portfolios investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Portfolios investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Portfolios that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but the Portfolio normally does not expect to have more than 5% of total assets allocated to Underlying Portfolios investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”). Portfolio cash flows are expected to be the primary tool used to maintain or move Underlying Portfolio exposures close to target allocations, but sales and purchases of Underlying Portfolios may also be used to change or remain near target allocations.
The Overlay Component comprises the remaining 10% — 30% of the Portfolio’s total assets. AllianceBernstein L.P. (the “Subadviser”) is responsible for managing the Overlay Component, which includes management of the derivative instruments, ETFs, fixed income securities and short-term investments.
The Subadviser may invest the Overlay Component in derivative instruments to increase or decrease the Portfolio’s overall net equity exposure and, therefore, its volatility and return potential. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High levels of volatility may result from rapid and dramatic price swings. Through its use of derivative instruments, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the operation of the formula (as described below) is expected to result in an average net equity exposure over long term periods of approximately 60%-65%. The Portfolio’s net equity exposure is primarily adjusted through the use of derivative instruments, such as stock index futures, or ETFs, as the allocation among Underlying Portfolios in the Fund-of-Funds Component is expected to remain fairly stable. For example, when the market is in a state of higher volatility, the Subadviser may decrease the Portfolio’s net equity exposure by taking a short position in derivative instruments. A short sale involves the sale by the Portfolio of a security or instrument it does not own with the expectation of purchasing the same security or instrument at a later date at a lower price. The operation of the Overlay Component may therefore expose the Portfolio to leverage.

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Portfolio Summary: SunAmerica Dynamic Allocation Portfolio
Because derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Component will be invested in a variety of fixed income securities.
The Subadviser will manage the Portfolio’s net equity exposure pursuant to a formula provided by the Adviser and developed by affiliated insurance companies of the Adviser. The formula is based on historic equity market volatility, as measured through price movements in the S&P 500 Index, and is intended to provide guidance to the Subadviser with respect to the allocation of the Overlay Component’s assets among general categories. The Subadviser is responsible for determining in which securities or derivative instruments to invest and for making the Overlay Component investments for the Portfolio. As estimated equity market volatility decreases or increases, the Subadviser will adjust the Portfolio’s net equity exposure up or down in an effort to maintain a relatively stable exposure to equity market volatility over time, subject to the minimum and maximum net equity exposure ranges listed above. No assurance can be made that such adjustment will have the intended effect. The formula used by the Subadviser may change over time based on proposals by the affiliated insurance companies. Any changes to the formula proposed by the affiliated insurance companies will be implemented only if they are approved by the Adviser and the Portfolio’s Board of Trustees, including a majority of the Independent Trustees.
The Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure. If the Subadviser increases the Portfolio’s net equity exposure and equity markets decline, the Portfolio may underperform traditional or static allocation funds. Likewise, if the Subadviser reduces the Portfolio’s net equity exposure and equity markets rise, the Portfolio may also underperform traditional or static allocation funds.
In addition to managing the Portfolio’s overall net equity exposure as described above, the Subadviser will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Portfolio cash flows and liquidity needs, and manage collateral for the derivative instruments. The Subadviser will manage the fixed income investments of the Overlay Component by investing in securities rated investment grade or higher by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality. At least 50% of the Overlay Component’s fixed income investments will be invested in U.S. Government securities, cash, repurchase agreements, and money market securities. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Portfolio or to serve as collateral. The Subadviser may also invest the Overlay Component in derivative instruments to generate income and manage Portfolio cash flows and liquidity needs.
The following chart sets forth the initial target allocations of the Portfolio set by SAAMCo on or about January 23, 2012, to equity and fixed income Underlying Portfolios and securities. These target allocations represent how the Portfolio’s assets will initially be allocated, and do not take into account any change in net equity exposure from use of derivatives in the Overlay Component. The Portfolio’s subsequent actual allocations could vary substantially from the target allocations due to both market valuation changes and the Subadviser’s management of the Overlay Component in response to volatility changes.

% of Total
Asset Class	Portfolio
Equity	56%
U.S. Large Cap	34.8%
U.S. Small and Mid Cap	12.0%
Foreign Equity	9.2%
Fixed Income	44%
U.S. Investment Grade	42.8%
U.S. High Yield	0.8%
Foreign Fixed Income	0.4%
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Portfolio’s Investment Strategies and Investment Risks” and the Glossary in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment

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Portfolio Summary: SunAmerica Dynamic Allocation Portfolio
and prevent the Portfolio from reaching its investment goals, which are not described here.
Market Risk. Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment adviser’s assessment of companies held in an Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s or an Underlying Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Derivatives Risk. Derivatives risk is both a direct and indirect risk of investing in the Portfolio. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio or an Underlying Portfolio, the Portfolio or Underlying Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio or Underlying Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Portfolio or Underlying Portfolio is exposed to credit quality risk of the counterparty.
Counterparty Risk. Counterparty risk is both a direct and indirect risk of investing in the Portfolio. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio or an Underlying Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio or an Underlying Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Risks of Leverage. Leverage risk is a direct risk of investing in the Portfolio. Certain ETFs, managed futures instruments, and some other derivatives the Portfolio buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments.
Risk of Investing in Bonds. This is both a direct and indirect risk of investing in the Portfolio. As with any fund that invests significantly in bonds, the value of an investment in the Portfolio or an Underlying Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Interest Rate Fluctuations Risk. Interest rate risk is both a direct and indirect risk of investing in the Portfolio. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Portfolio’s or an Underlying Portfolio’s yield may become negative, which may result in a decline in the value of your investment.
Credit Risk. Credit risk is both a direct and indirect risk of investing in the Portfolio. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio or an Underlying Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges by Underlying Portfolios, there is an additional risk, to the extent that these transactions create

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Portfolio Summary: SunAmerica Dynamic Allocation Portfolio
exposure to currencies in which an Underlying Portfolio’s securities are not denominated.
Short Sales Risk. Short sale risk is both a direct and indirect risk of investing in the Portfolio. Short sales by the Portfolio or an Underlying Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
U.S. Government Obligations Risk. This is both a direct and indirect risk of investing in the Portfolio. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Risk of Investing in Money Market Securities. This is both a direct and indirect risk of investing in the Portfolio. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Active Trading Risk. The Portfolio and Underlying Portfolios may engage in frequent trading of portfolio securities to achieve their investment goals. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio and Underlying Portfolios. Because an Underlying Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses.
Other principal direct risks of investing in the Portfolio also include:
Dynamic Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios and other direct investments in which it invests. The Portfolio is subject to the risk that the investment process that will determine the selection of the Underlying Portfolios and the volatility formula that will be used to determine the allocation and reallocation of the Portfolio’s assets among the various asset classes and instruments may not produce the desired result. The Portfolio is also subject to the risk that the Subadviser may be prevented from trading certain derivatives effectively or in a timely manner.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s net equity exposure may serve to reduce the risk from equity market volatility to the affiliated insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Portfolio shareholders and the affiliated insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the affiliated insurance companies (and the Adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure.
Investment Company Risk. The risks of the Portfolio owning the Underlying Portfolios, including ETFs, generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more

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Portfolio Summary: SunAmerica Dynamic Allocation Portfolio
volatile than the underlying portfolio of securities. Disruptions in the markets for the securities held by the Underlying Portfolios and ETFs purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios and ETFs also have fees that increase their costs versus owning the underlying securities directly.
Risks of Exchange Traded Funds. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Portfolio could lose money investing in an ETF.
Affiliated Portfolio Risk. In managing the Portfolio that invests in Underlying Portfolios, the Adviser will have the authority to select and substitute the Underlying Portfolios. The Adviser may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Adviser also is responsible for managing and administering the Underlying Portfolios.
Indirect principal risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, an Underlying Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Growth Stock Risk. Growth stocks are historically volatile, which will affect certain Underlying Portfolios.
Value Investing Risk. The investment adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect, which will affect certain Underlying Portfolios.
Foreign Investment Risk. The value of an investment in foreign securities may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit rating typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and an Underlying Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Performance Information
As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available.
Investment Adviser
The Portfolio’s investment adviser is SAAMCo. SAAMCo also manages the Fund-of-Funds Component of the Portfolio. The Overlay Component of the Portfolio is subadvised by AllianceBernstein L.P.
Portfolio Managers

	Portfolio
	Manager of the
	Fund-of-Funds
	Component of
	the Portfolio
Name	Since	Title
Timothy Pettee	2012	Senior Vice President and Chief Investment Officer

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Portfolio Summary: SunAmerica Dynamic Allocation Portfolio

	Portfolio
	Managers of
	the Overlay
	Component of
Name	the Portfolio Since	Title
Judith A. DeVivo	2012	Senior Vice President and Senior Portfolio Manager - Index Strategies
Joshua Lisser	2012	Chief Investment Officer- Index Strategies
Michael L. Mon	2012	Vice President and Portfolio Manager
Ben Sklar	2012	Portfolio Manager- Index Strategies
Karen Watkin	2012	Vice President and Portfolio Manager- Index Strategies

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Important Additional Information
Purchases and Sales of Portfolio Shares
Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.
Tax Information
The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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Additional Information About The Portfolio’s
Investment Strategies and Investment Risks
In addition to the Portfolio’s principal investments discussed in the Portfolio Summary, the Portfolio may from time-to-time purchase Underlying Portfolios that invest in additional securities and utilize various investment techniques. Descriptions of these investments and risks are included in the “Glossary” section under “Investment Terminology” and “Risk Terminology.” In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Portfolio may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).
From time to time, the Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on the Portfolio’s investments in money market securities for temporary defensive purposes. If the Portfolio takes such a temporary defensive position, it may not achieve its investment goals.
The principal investment goals and strategies for the Portfolio are non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be given at least 60 days written notice in advance of any change to the Portfolio’s investment goals.
_____________________________
Understanding the Portfolio
The Portfolio’s design is based on well-established principles of asset allocation and diversification, combined with an overlay strategy designed to adjust the Portfolio’s net equity exposure to maintain a relatively constant exposure to equity market volatility over time. The Portfolio has two separate components: the Fund-of-Funds Component and the Overlay Component.
The Fund-of-Funds Component (70%-90%)
The Portfolio’s Fund-of-Funds Component will invest substantially all of its assets in Underlying Portfolios that are portfolios of the Underlying Trusts.
SAAMCo establishes a target allocation between the two broad asset classes (equity and fixed income) within a range of 50% to 80% of the Fund-of-Funds Component’s assets allocated to Underlying Portfolios that invest primarily in equities and 20% to 50% of its assets to fixed income securities or instruments through Underlying Portfolios and direct investments. SAAMCo has hired a consultant to provide statistical analysis and portfolio modeling to the Adviser with respect to the Portfolio’s asset allocations and weightings to the Underlying Portfolios. The consultant does not have any advisory authority with regard to the Portfolio and does not effect portfolio transactions. SAAMCo, not the Portfolio, pays the consultant.
SAAMCo considers a variety of factors, including the relationships between the various asset classes and their long-term outlook for risk and return characteristics, to determine the target allocations between the following asset classes: large cap, mid cap, small cap, foreign equity, and fixed income securities. In selecting the Underlying Portfolios through which to achieve the asset allocation targets, SAAMCo considers, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, historic performance, expenses, investment teams, reputation of the subadvisers, and any diversification benefit to the overall Portfolio’s holdings. The Fund-of-Funds Component is designed to include allocations to Underlying Portfolios that vary with respect to subadvisers, investment process, and investment style (such as deep value versus relative value), and in some cases may include passively-managed components.
SAAMCo may add new Underlying Portfolios, replace existing Underlying Portfolios or change the Portfolio’s asset allocation among the Underlying Portfolios, without notice to investors, depending upon, among other factors, changing market environment, changes to target asset allocations, changes to the investment personnel, investment process, performance or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a better diversification benefit to the Portfolio. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by SAAMCo, a corresponding shift of allocations among the remaining Underlying Portfolios generally will result. While the Portfolio retains the ability to invest in an Underlying Portfolio that holds only money market securities, it does not anticipate doing so due to the amount of cash and other liquidity available within the Underlying Portfolios. The Portfolio’s daily cash flows will be the primary method of maintaining Underlying Portfolios’ weights near target and in changing target allocations, whenever possible. In some cases, sales and purchases of Underlying Portfolios may be used to move Underlying Portfolio weights towards the target more quickly. Sales and purchases of Underlying Portfolios by the Portfolio may lead to increased portfolio turnover within the Underlying Portfolios.

9

Additional Information About The Portfolio’s
Investment Strategies and Investment Risks
The chart on page 12 of this Prospectus lists the Underlying Portfolios in which the Portfolio intends to invest as of the date of this Prospectus, along with the initial target allocations to those Underlying Portfolios. SAAMCo may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time without prior notice to shareholders. Information regarding the Underlying Portfolios is included in the summary prospectuses and statutory prospectuses, dated May 2, 2011 for those portfolios of the Trust and Anchor Series Trust, and dated July 28, 2011 for those portfolios of the Seasons Series Trust. Copies of the summary prospectuses and statutory prospectuses may be obtained free of charge by calling or writing the Underlying Trusts at the telephone number or address on the back cover page of this Prospectus.
The table in Appendix A to this prospectus lists the Underlying Portfolios in which the Portfolio may invest as of the date of this Prospectus. The Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. SAAMCo may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, SAAMCo may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolio’s opportunity to invest in the Underlying Portfolio.
Although the Fund-of-Funds Component’s investments in the Underlying Portfolios attempt to achieve the target allocation to equity and fixed income Underlying Portfolios, as set forth in the Portfolio Summary, the actual allocations may be different from the target. Actual allocations may differ from target allocations due to, among other things, changes to the Underlying Portfolios’ asset values due to market movements or because of a recent change in the target allocation. Portfolio cash flows are expected to be the primary tool for maintaining or moving Underlying Portfolios towards the target allocation, although SAAMCo may, from time to time, rebalance allocations to correspond to the target allocations through purchases and sales of Underlying Portfolios.
The Fund-of-Funds Component seeks capital appreciation primarily through its investments in Underlying Portfolios that invest in equity securities. These investments may include Underlying Portfolios that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations with above average growth potential, but are expected to include to a lesser extent Underlying Portfolios that invest primarily in small- and mid-cap U.S. companies and foreign companies. The Portfolio normally does not expect to have more than 25% of its total assets allocated to Underlying Portfolios investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Portfolios investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Portfolios that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but no more than 5% of the Portfolio’s total assets are expected to be invested in Underlying Portfolios investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”). Please note that the Acquired Fund Fees and Expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because of the costs incurred by the Portfolio in connection with its investment in the Underlying Portfolios, the costs of investing in the Underlying Portfolios through the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by SAAMCo or the services of the Subadviser in connection with the Overlay Component. In addition, not all of the Underlying Portfolios are offered in insurance products that are currently available to new contract owners.
The Overlay Component (10%-30%)
The Overlay Component comprises the remaining 10% to 30% of the Portfolio’s total assets. The Overlay Component will invest in fixed income securities to generate current income and to serve as collateral for derivatives transactions. The Overlay Component will also invest in short-term investments to manage the overall Portfolio’s daily cash flows and liquidity needs and to serve as collateral for derivative transactions. The Overlay Component may also increase or reduce the Portfolio’s net equity exposure through stock index futures, stock index options, options on stock index futures, and stock index swaps (“Stock Index Instruments”), as well as ETFs. If the Subadviser determines that the Stock Index Instruments are not being accurately priced by the market in relation to the price of the actual stocks in the S&P 500 Index, the Subadviser may invest in stock positions directly to emulate the index until such time as the Stock Index Instruments’ valuations return to fair value.

10

Additional Information About The Portfolio’s
Investment Strategies and Investment Risks
The Portfolio’s investment in derivative instruments will be used to increase or decrease the Portfolio’s overall net equity exposure, and therefore, its volatility and return potential. High levels of volatility may result from rapid and dramatic price swings. Through the use of derivative instruments, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the operation of the formula is expected to result in an average net equity exposure over long term periods of approximately 60%-65%. For example, when the market is in a state of higher volatility, the Subadviser may decrease the Portfolio’s net equity exposure by taking a short position in derivative instruments. The use of derivatives in this manner may expose the Portfolio to leverage when the Portfolio’s index futures position is larger then the collateral backing it. Trading in the Overlay Component will be managed in accordance with established guidelines in an attempt to maintain a relatively stable exposure to equity market volatility over time, subject to minimum and maximum net equity exposure ranges.
The Subadviser will manage the Portfolio’s net equity exposure using a formula provided by the Adviser and developed by affiliated insurance companies of the Adviser. The formula is based on historic equity market volatility, as measured through price movements in the S&P 500 Index, and is intended to provide guidance to the Subadviser with respect to the allocation of the Overlay Component’s assets among general categories. The Subadviser is responsible for determining in which securities or derivative instruments to invest and for making the Overlay Component investments for the Portfolio. Adjusting the Portfolio’s equity exposure when equity market volatility increases or decreases is intended to stabilize the Portfolio’s volatility related to equity markets, although no assurance can be made that such adjustment will have the intended effect. The formula used by the Subadviser may change over time based on proposals by the affiliated insurance companies. Any changes to the formula proposed by the affiliated insurance companies will be implemented only if they are approved by the Adviser and the Portfolio’s Board of Trustees, including a majority of the Independent Trustees.
The Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure. If the Subadviser increases the Portfolio’s net equity exposure and equity markets decline, the Portfolio may underperform traditional or static allocation funds. Likewise, if the Subadviser reduces the Portfolio’s net equity exposure and equity markets rise, the Portfolio may also underperform traditional or static allocation funds.
In addition to managing the Portfolio’s net equity exposure as described above, the Subadviser will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Portfolio cash flows and liquidity needs, and manage collateral for the derivative instruments. The Subadviser will manage the fixed income investments of the Overlay Component by investing only in securities rated investment grade or higher by a nationally recognized statistical rating organization, or, if unrated, determined by the Subadviser to be of comparable quality. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Portfolio or to serve as collateral.

11

Additional Information About The Portfolio’s
Investment Strategies and Investment Risks
The following chart represents the initial target allocations to the Underlying Portfolios in the Fund-of-Funds Component:

		Initial
		Allocation
Underlying Portfolio		pct. Of
(The SunAmerica Dynamic Allocation Portfolio	Asset	Overall
invests in Class 1 shares)	Class	Portfolio
Anchor Series Trust Capital Appreciation Portfolio	Equity	0.8%
Anchor Series Trust Growth and Income Portfolio	Equity	1.6%
Anchor Series Trust Growth Portfolio	Equity	1.6%
Anchor Series Trust Natural Resources Portfolio	Equity	0.8%
Seasons Series Trust Focus Growth Portfolio	Equity	1.6%
Seasons Series Trust Focus Value Portfolio	Equity	3.2%
Seasons Series Trust International Equity Portfolio	Equity	4.0%
Seasons Series Trust Large Cap Growth Portfolio	Equity	1.6%
Seasons Series Trust Large Cap Value Portfolio	Equity	3.2%
Seasons Series Trust Mid Cap Growth Portfolio	Equity	0.8%
Seasons Series Trust Mid Cap Value Portfolio	Equity	2.4%
Seasons Series Trust Small Cap Portfolio	Equity	1.6%
SunAmerica Series Trust “Dogs” of Wall Street Portfolio	Equity	1.6%
SunAmerica Series Trust Aggressive Growth Portfolio	Equity	0.8%
SunAmerica Series Trust Capital Growth Portfolio	Equity	0.8%
SunAmerica Series Trust Emerging Markets Portfolio	Equity	1.6%
SunAmerica Series Trust Equity Index Portfolio	Equity	8.0%
SunAmerica Series Trust Equity Opportunities Portfolio	Equity	1.6%
SunAmerica Series Trust Foreign Value Portfolio	Equity	2.4%
SunAmerica Series Trust Fundamental Growth Portfolio	Equity	0.8%
SunAmerica Series Trust Global Equities Portfolio	Equity	2.4%
SunAmerica Series Trust Growth Opportunities Portfolio	Equity	2.4%
SunAmerica Series Trust Growth-Income Portfolio	Equity	1.6%
SunAmerica Series Trust International Diversified Equities Portfolio	Equity	0.8%
SunAmerica Series Trust International Growth & Income Portfolio	Equity	0.8%
SunAmerica Series Trust MFS Massachusetts Investors Trust Portfolio	Equity	2.4%
SunAmerica Series Trust Mid-Cap Growth Portfolio	Equity	0.8%
SunAmerica Series Trust Real Estate Portfolio	Equity	1.6%
SunAmerica Series Trust Small Company Value	Equity	0.8%
SunAmerica Series Trust Small & Mid Cap Value Portfolio	Equity	0.8%
SunAmerica Series Trust Technology Portfolio	Equity	0.8%
sub-total: Equity Underlying Portfolios:		56.0%

Anchor Series Trust Government and Quality Bond Portfolio	Fixed Income	4.8%
Seasons Series Trust Diversified Fixed Income Portfolio	Fixed Income	6.4%
Seasons Series Trust Real Return Portfolio	Fixed Income	3.2%
SunAmerica Series Trust Corporate Bond Portfolio	Fixed Income	4.0%
SunAmerica Series Trust Global Bond Portfolio	Fixed Income	0.8%
SunAmerica Series Trust High-Yield Bond Portfolio	Fixed Income	0.8%
SunAmerica Series Trust Total Return Bond Portfolio	Fixed Income	4.0%
sub-total: Fixed Underlying Portfolios:		24.0%

Sub-total: Fund-of-Funds Component:		80.0%

12

Glossary
Investment Terminology
Capital appreciation/growth is an increase in the market value of securities held.
Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. The Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goals.
A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified securities are an index.
An “emerging market” country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of “Foreign securities” for additional information.
Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:
•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization represents the total market value of the outstanding securities of a corporation. See separate definition for “Market Capitalization Ranges.”

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.
Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.
Exchange Traded Funds (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. The Portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. However, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost.
Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:
•	Agency discount notes are high credit quality, short-term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB-” or above by S&P or Fitch Ratings (“Fitch”), or “Baa3” or above by Moody’s, or if unrated, determined to be of comparable quality by the subadviser.

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Mortgage-related and other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or

13

Glossary
are secured by and payable from, mortgage loans or real property.
•	Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are generally considered to be of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. The Portfolio’s investment in U.S. government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.
Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (“PFICs”), American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or subadviser. Foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.
A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.
“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.
Income is interest payments from bonds or dividends from stocks.
Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Underlying Portfolios and the indices described below change over time. An Underlying Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Underlying Portfolios, except as noted on an Underlying Portfolio’s prospectus:
•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest

14

Glossary
company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 27, 2011, the market capitalization range of the companies in the Index was approximately $1.6 billion to $411 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 27, 2011, the market capitalization range of the companies in the Index was $1.6 billion to $18.3 billion.

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 27, 2011, the market capitalization range of the companies in the Index was $130 million to $2.97 billion.
“Net assets” when referred to under “Investment Goals and Principal Strategies” for the Portfolio takes into account borrowings for investment purposes.
Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. The Portfolio may purchase listed options on various indices in which it may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. The Portfolio may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When the Portfolio purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.
Registered investment companies are investments by the Portfolio in other investment companies which are registered in accordance with the federal securities laws.
Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions, the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.
Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Portfolio with sufficient liquidity to meet redemptions and cover expenses.
A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.
Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.
Risk Terminology
Active Trading Risk — A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goals. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio, which could affect your performance. In addition, because an Underlying Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.
Affiliated Portfolio Risk — In managing the Portfolio that invests in Underlying Portfolios, the Adviser will have the authority to select and substitute the Underlying Portfolios. The Adviser may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the

15

Glossary
Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Adviser also is responsible for managing and administering the Underlying Portfolios.
Counterparty Risk — Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there my be no recovery or limited recovery in such circumstances.
Credit Risk — Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.
Credit Quality Risk — The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue Junk Bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Derivatives Risk — A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.
Dynamic Allocation Risk — The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the investment process that will determine the selection of the Underlying Portfolios and the volatility formula that the Subadviser will use to determine the allocation and reallocation of the Portfolio’s assets among the various asset classes and instruments may not produce the desired result. The Portfolio is also subject to the risk that the Subadviser may be prevented from trading certain derivatives effectively or in a timely manner.
Foreign Investment Risk — Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. government foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.
Growth Stock Risk — Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Hedging Risk — A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Interest Rate Fluctuations Risk — Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises.

16

Glossary
Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Investment Company Risk — The risks of the Portfolio owning other investment companies, including ETFs, generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities held by the other investment companies purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have fees that increase their costs versus owning the underlying securities directly.
Large-Cap Companies Risk — Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Market Risk — The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser’s or Subadviser’s assessment of investments held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Risk of Conflict with Insurance Company Interests — Managing the Portfolio’s net equity exposure may serve to reduce the risk from equity market volatility to the affiliated insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Portfolio shareholders and the affiliated insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the affiliated insurance companies (and the Adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure.
Risks of Exchange Traded Funds — Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Portfolio could lose money investing in an ETF.
Risks of Investing in Bonds — As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Risk of Investing in Money Market Securities — Because the Portfolio invests in high-quality short-term obligations (“money market securities”), it may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Risks of Leverage — Certain ETFs, managed futures instruments, and some other derivatives the Portfolio buys

17

Glossary
involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments.
Short Sales Risk — Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
Small and Medium Sized Companies Risk — Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolio determines relative market capitalizations using U.S. standards. Accordingly, the Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.
U.S. Government Obligations Risk — U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
In addition, the value of FNMA’s and FHLMC’s securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where the FNMA and FHLMC could offer loans, and to extend credit to FNMA and FHLMC through emergency funds and the purchase of entities’ stock. Furthermore, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities remains unclear, as both companies have continued to incur significant losses since that time. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.
Value Investing Risk — The investment adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
About the Indices
The Barclays Capital U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

18

Management
Information about the Investment Adviser and Manager
SAAMCo serves as investment adviser for the Portfolio. SAAMCo manages the day-to-day investments for the Fund-of-Funds Component, oversees the Subadviser’s management of the Overlay Component, provides various administrative services and supervises the daily business affairs of the Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $39 billion as of September 30, 2011. SAAMCo is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board of Trustees (the “Board”) without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.
Shareholders have the right to terminate an agreement with a subadviser for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio.
A discussion regarding the basis for the Board’s approval of the investment advisory and subadvisory agreements for the Portfolio will be available in the Trust’s Annual Report to shareholders for the period ended January 31, 2012.
In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.
Management Fee. As compensation for its services in managing the Portfolio, SAAMCo receives a monthly fee, before any advisory fee waivers, at an annual rate equal to the following percentage of average daily net assets:

First $1.5 billion in assets:	0.25%
Next $1.5 billion in assets:	0.22%
Over $3 billion in assets:	0.20%
Waivers and Reimbursements. Pursuant to an Expense Limitation Agreement, SAAMCo has contractually agreed, for the period from the Portfolio’s inception through April 30, 2013, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses exceed 0.55%. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. Any waivers or reimbursements made by SAAMCo with respect to the Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMCo and remain in compliance with the applicable expense limitations. This agreement may be modified or discontinued prior to April 30, 2013, only with the approval of the Board of Trustees of the Portfolio, including a majority of the Independent Trustees.
Acquired Fund Fees And Expenses. Acquired fund fees and expenses include fees and expenses incurred indirectly by the Portfolio as a result of its investment in shares of the Underlying Portfolios. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and any changes in the new annualized expenses of, the particular Underlying Portfolios.
Information about the Investment Adviser’s Management of the Fund-of-Funds Component of the Portfolio
SAAMCo is responsible for making the day-to-day investment decisions for the Fund-of-Funds Component of the Portfolio.
The Statement of Additional Information provides information regarding the portfolio manager listed below, including other accounts he manages, his ownership interest in the Portfolio, and the structure and method used by the Adviser to determine his compensation.
The Fund-of-Funds Component of the Portfolio is managed by Timothy Pettee. Mr. Pettee joined SAAMCo in 2003 and is currently Senior Vice President and Chief Investment Officer.
Information about the Subadviser
The Subadviser is responsible for managing the Overlay Component of the Portfolio. The investment managers who have primary responsibility for the day today management of the Overlay Component of the Portfolio are set forth herein. The management team’s members share responsibility in making investment decisions on behalf of the Portfolio and no team member is limited in his/her role with respect to the management team.

19

Management
SAAMCo compensates the Subadviser out of the advisory fees that it receives from the Portfolio. SAAMCo may terminate the agreement with the Subadviser without shareholder approval.
The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Subadviser to determine their compensation.
AllianceBernstein L.P. (AllianceBernstein) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. AllianceBernstein does business in certain circumstances, including its role as subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Value Equities, a unit of AllianceBernstein. As of January 31, 2011, AllianceBernstein had approximately $482 billion in assets under management.
The Portfolio is managed by Judith A. DeVivo, Joshua Lisser, Michael L. Mon, Ben Sklar and Karen Watkin. Ms. DeVivo joined AllianceBernstein in 1971 and is currently Senior Vice President and Senior Portfolio Manager of Index Strategies. Mr. Lisser joined AllianceBernstein in 1992 and is currently Chief Investment Officer of Index Strategies and a member of the Core/Blend Services investment team. Mr. Mon joined AllianceBernstein in 1999 and is currently Vice President and Portfolio Manager. He is a member of the Global Fixed Income and Emerging-Market Debt portfolio management teams. Mr. Sklar joined AllianceBernstein in 2006 and is currently a Portfolio Manager of Index Strategies. Ms. Watkin joined AllianceBernstein in 2003 and is currently Vice President and Portfolio Manager for the Blend Strategies Group.
Information about the Distributor
SunAmerica Capital Services, Inc. (the “Distributor”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement with respect to the Portfolio, none of which are reimbursed by or paid for by the Portfolio. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
Custodian, Transfer and Dividend Paying Agent
State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

20

Account Information
Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Trust’s investment adviser and manager. The term “Manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Portfolio offers only Class 3 shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all portfolios are available to all contract owners.
You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.
The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.
Service (12b-1) Plan
Class 3 shares of the Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of the shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolio’s shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Transaction Policies
Valuation of shares. The net asset value per share (“NAV”) for the Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Portfolio by the number of the Portfolio’s outstanding shares. The NAV for the Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.
Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.
Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds.
As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, the Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange.
The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity index futures, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
The Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio’s shares may change on days when the Trust is not open for purchases or redemptions.

21

Account Information
Buy and sell prices. The Separate Accounts buy and sell shares of the Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.
Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern Time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.
During periods of extreme volatility or market crisis, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.
Frequent Purchases and Redemptions of Shares
The Portfolios of the Trust, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.
The Board has adopted policies and procedures with respect to market timing activity as discussed below.
The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.
Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.
Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies — Valuation of Shares”).
Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.
The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.
Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect

22

Account Information
to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.
Portfolio Holdings
The Trust’s policies and procedures with respect to the disclosure of the Portfolio’s securities are described in the Statement of Additional Information.
Dividend Policies and Taxes
Distributions. The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.
Distribution Reinvestments. The dividends and distributions will be reinvested automatically in additional shares of the Portfolio.
Taxability of the Portfolio. The Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.
The Portfolio receives dividend income from U.S. sources and will annually report certain amounts of its dividends paid as eligible for the dividends received deduction. If the Portfolio incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolio. The benefits to the life insurance companies will not be passed to you or the Portfolio.
The Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If the Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

23

APPENDIX A
ANCHOR SERIES TRUST

Principal
	Investment	Investment		Principal Investment
Portfolio	Goal	Strategy	Principal Risk Factors	Techniques
Capital Appreciation Portfolio	Long-term capital appreciation	Growth
•   Equity securities risk
•   Foreign investment risk
•   Market risk
•   Securities selection risk
•   Large-cap companies risk
•   Small and medium-sized company risk
•   Depositary receipts risk
•   Active trading risk
Invests in growth equity securities of large, mid- and small-cap companies across a wide range of industries and companies. The Portfolio may also invest in foreign equity securities, including depositary receipts (up to 30% of total assets).

Government and Quality Bond Portfolio	Relatively high current income, liquidity and security of principal	U.S. government obligations; Fixed income	• U.S. government securities risk • Fixed income securities risk • Credit risk • Securities selection risk • Illiquidity risk	Invests, under normal circumstances, at least 80% of net assets in obligations issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities and in high quality corporate fixed income securities.

Growth and Income Portfolio	Long-term capital appreciation and high current income	Growth	• Equity securities risk • Market risk • Large-cap companies risk • Medium- sized companies risk • Securities selection risk • Foreign investment risk • Convertible securities risk	Invests principally in equity securities of large and mid-cap companies. The Portfolio may also invest in foreign equity securities (up to 20% of total assets), convertible securities (up to 20% of total assets) and equity securities of small-cap companies.

Growth Portfolio	Capital appreciation	Growth	• Equity securities risk • Market risk • Securities selection risk • Foreign investment risk • Depositary receipts risk	Invests principally in equity securities of companies of any market capitalization. The Portfolio may also invest in foreign equity securities, including depositary receipts (up to 25% of total assets).

Natural Resources Portfolio	Total return in excess of the U.S. rate of inflation	Value	• Natural resources risk • Equity securities risk • Market risk • Securities selection risk • Foreign investment risk • Large-cap companies risk • Small and medium-sized company risk	Under normal market circumstances, at least 80% of net assets are invested in securities related to natural resources, such as energy, metals, mining and forest products. The Portfolio will principally invest in equity securities of large, mid- and small-cap companies, and in foreign equity securities.

24

SEASONS SERIES TRUST

Principal
	Investment	Investment		Principal Investment
Portfolio	Goal	Strategy	Principal Risk Factors	Techniques
Diversified Fixed Income Portfolio	Relatively high current income and secondarily capital appreciation	Fixed income
•   Risk of investing in bonds
•   Interest rate fluctuations risk
•   Risk of investing in junk bonds
•   Credit risk
•   Foreign investment risk
•   U.S. government obligations risk
•   Mortgage- and asset-backed securities risk
•   Securities selection risk
•   Active trading risk
•   Indexing risk
Invests, under normal circumstances, at least 80% of net assets in fixed income securities, including U.S. and foreign government securities, asset- and mortgage-backed securities, investment-grade debt securities, and lower-rated fixed income securities, or junk bonds (up to 20% of net assets).

Focus Growth Portfolio	Long-term growth of capital	Growth	• Securities selection risk • Equity securities risk • Market risk • Non-diversification risk • Growth stock risk • Active trading risk	The Portfolio holds up to a total of 30 equity securities, selected on the basis of growth criteria, without regard to market capitalization.

Focus Value Portfolio	Long-term growth of capital	Value	• Securities selection risk • Equity securities risk • Non-diversification risk • Value investing risk	The Portfolio holds up to a total of 30 equity securities, selected on the basis of value criteria, without regard to market capitalization.

International Equity Portfolio	Long-term growth of capital	International
•   Foreign investment risk
•   Emerging markets risk
•   Equity securities risk
•   Country, sector or industry focus risk
•   Currency volatility risk
•   Large-capitalization companies risk
•   Securities selection risk
•   Depositary receipts risk
•   Risk of investing in junk bonds
•   Hedging risk
•   Indexing risk
Invests, under normal circumstances, at least 80% of net assets in equity securities of issuers in at least three countries other than the United States. The Portfolio invests primarily in issuers located in developed countries, and invests primarily in large-capitalization companies.

Large Cap Growth Portfolio	Long-term growth of capital	Growth
•   Equity securities risk
•   Large-capitalization companies
risk
•   Growth stock risk
•   Securities selection risk
•   Foreign investment risk
•   Emerging markets risk
•   Indexing risk
•   Medium-capitalization
companies risk
Invests, under normal circumstances, at least 80% of net assets in equity securities of large companies selected through a growth strategy.

25

Principal
	Investment	Investment		Principal Investment
Portfolio	Goal	Strategy	Principal Risk Factors	Techniques
Large Cap Value Portfolio	Long-term growth of capital	Value	• Equity securities risk • Large-capitalization companies risk • Value investing risk • Securities selection risk • Foreign investment risk • Indexing risk • Medium-capitalization companies risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of large companies selected through a value strategy.

Mid Cap Growth Portfolio	Long-term growth of capital	Growth
•   Equity securities risk
•   Medium-capitalization
companies risk
•   Securities selection risk
•   Growth stock risk
•   Foreign investment risk
•   Indexing risk
•   Large-capitalization companies
risk
•   Small-capitalization companies
risk
Invests, under normal circumstances, at least 80% of net assets in equity securities of medium-capitalization companies selected through a growth strategy.

Mid Cap Value Portfolio	Long-term growth of capital	Value
•   Equity securities risk
•   Medium-capitalization
companies risk
•   Securities selection risk
•   Value investing risk
•   Foreign investment risk
•   Indexing risk
•   Large-capitalization companies
risk
•   Small-capitalization companies
risk
•   Active trading risk
Invests, under normal circumstances, at least 80% of net assets in equity securities of medium-capitalization companies selected through a value strategy.

Real Return Portfolio	Total return that equals or exceeds the rate of inflation over the long term, consistent with prudent investment management	Inflation-adjusted debt securities (including inflation-indexed bonds) and inflation-indexed securities issued by other entities such as U.S. and foreign corporations and foreign governments
•   Risks of investing in bonds
•   Risks of investing in inflation-indexed securities
•   Interest rate fluctuations risk
•   U.S. government obligations risk
•   Securities selection risk
•   Foreign investment risk
•   Foreign sovereign debt risk
•   Derivatives risk
•   Hedging risk
•   Regulatory risk
•   Active trading risk
Invests, under normal circumstances, primarily in inflation-adjusted debt securities, including inflation-indexed bonds issued by the U.S. Treasury and inflation-indexed securities issued by other entities such as U.S. and foreign corporations and foreign governments.

Small Cap Portfolio	Long-term growth of capital	Equity securities of small-cap companies	• Equity securities risk • Small-capitalization companies risk • Securities selection risk • Foreign investment risk • Active trading risk • Indexing risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of small-cap companies.

26

SUNAMERICA SERIES TRUST

Principal
	Investment	Investment		Principal Investment
Portfolio	Goal	Strategy	Principal Risk Factors	Techniques
Aggressive Growth Portfolio	Capital appreciation	Growth	• Equity securities risk • Growth stock risk • Small and medium sized companies risk • Technology company risk • Foreign investment risk • Active trading risk	Invests principally in equity securities of small and mid-capitalization U.S. companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, among other factors.

Alliance Growth Portfolio	Long-term growth of capital	Growth	• Equity securities risk • Large-cap companies risk • Growth stock risk • Foreign investment risk • Emerging markets risk	Invests primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings.

Blue Chip Growth Portfolio	Capital appreciation	Growth	• Equity securities risk • Growth stock risk • Large-cap companies risk • Securities selection risk • Foreign investment risk • Emerging markets risk	Invests, under normal circumstances, at least 80% of net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

Capital Growth Portfolio	Capital appreciation	Growth
•   Equity securities risk
•   Convertible securities risk
•   Growth stock risk
•   Technology company risk
•   Securities selection risk
•   Small and medium sized companies risk
•   Large-cap companies risk
•   Emerging markets risk
•   Foreign investment risk
•   Currency volatility risk
•   Investment company risk
Invests in equity investments of any capitalization selected for their potential to achieve capital appreciation over the long term. The Portfolio invests primarily in publicly traded U.S. securities, and invests mainly in common stocks of “growth companies,” that are believed to potentially appreciate in value over the long term.

Cash Management Portfolio	Current income consistent with liquidity and preservation of capital	Money market securities
•   Risk of investing in money market securities
•   Interest rate fluctuations risk
•   U.S. government obligations risk
•   Repurchase agreements risk
•   Mortgage- and asset-backed securities risk
•   Concentration risk
•   Illiquidity risk
•   Securities selection risk
•   Credit risk
•   Call risk
•   Issuer risk
Invests in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes, corporate debt instruments and asset-backed securities) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations), with fixed, floating or variable rates of interest.

27

Principal
	Investment	Investment		Principal Investment
Portfolio	Goal	Strategy	Principal Risk Factors	Techniques
Corporate Bond Portfolio	High total return with only moderate price risk	Fixed income
•   Risk of investing in bonds
•   Risk of investing in junk bonds
•   Foreign investment risk
•   Illiquidity risk
•   Derivatives risk
•   Leverage risk
•   Hedging risk
•   Counterparty risk
•   U.S. government obligations risk
•   Call risk
Invests, under normal market conditions, at least 80% of net assets in corporate bonds. The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its assets in securities rated below investment grade, or “junk bonds.”

Davis Venture Value Portfolio	Growth of capital	Value	• Equity securities risk • Value investing risk • Large-cap companies risk • Medium sized companies risk • Foreign investment risk • Emerging markets risk	Invests principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in stocks with smaller capitalizations. The Portfolio may invest in foreign securities, including emerging market securities (up to 20% of net assets).

“Dogs” of Wall Street Portfolio	Total return (including capital appreciation and current income)	Passively managed “buy and hold” strategy, according to which the Portfolio invests in high- dividend- yielding common stocks selected quarterly from the Dow Jones Industrial Average and the broader market	• Equity securities risk • “Passively managed” strategy risk • Sector risk	Employs a passively managed “buy and hold” strategy that quarterly selects the following 30 stocks: 1) the 10 highest yielding common stocks in the Dow Jones Industrial Average, and 2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets with capitalizations of at least $1 billion, and which have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends.

Emerging Markets Portfolio	Long-term capital appreciation	Growth; International	• Emerging markets risk • Foreign investment risk • Equity securities risk • Growth stock risk • Small and medium sized companies risk • Active trading risk • Currency volatility risk	Invests at least 80% of net assets in common stocks and other equity securities of companies that are believed to have above-average growth prospects in emerging markets outside the U.S. The Portfolio invests significantly in small-cap and mid-cap companies.

Equity Index Portfolio	Results that correspond with the performance of the stocks included in the Standard & Poor’s 500® Composite Stock Price Index	Common stocks included in the Standard & Poor’s 500® Composite Stock Price Index	• Equity securities risk • Failure to match index performance • “Passively managed” strategy risk • Derivatives risk	Invests, under normal circumstances, at least 90% of net assets in common stocks included in the Standard & Poor’s 500® Composite Stock Price Index.

28

Principal
	Investment	Investment		Principal Investment
Portfolio	Goal	Strategy	Principal Risk Factors	Techniques
Equity Opportunities Portfolio	Long term capital appreciation	Growth; Value
•   Equity securities risk
•   Large-cap companies risk
•   Small and medium sized companies risk
•   Foreign investment risk
•   Emerging markets risk
•   Growth stock risk
•   Value investing risk
•   Convertible securities risk
Invests, under normal circumstances, at least 80% of net assets in equity investments selected for their potential to achieve capital appreciation over the long-term. The Portfolio focuses generally on large capitalization companies.

Foreign Value Portfolio	Long-term growth of capital	Value; International
•   Foreign investment risk
•   Emerging markets risk
•   Equity securities risk
•   Value investing risk
•   Country, sector or industry focus risk
•   Large-cap companies risk
•   Small and medium sized companies risk
•   Currency volatility risk
•   Foreign sovereign debt risk
•   Depositary receipts risk
Invests, under normal circumstances, at least 80% of net assets in equity and debt securities of companies and governments outside the U.S., including emerging markets. The Portfolio invests in companies across all market capitalization ranges, including mid- and small-cap companies.

Fundamental Growth Portfolio	Capital appreciation	Growth	• Equity securities risk • Large-cap companies risk • Sector risk • Active trading risk • Securities selection risk • Growth stock risk • Medium sized companies risk • Depositary receipts risk	Invests primarily in common and preferred stocks of U.S. companies. The Portfolio invests principally in equity securities of large-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, among other factors.

Global Bond Portfolio	High total return, emphasizing current income and, to a lesser extent, capital appreciation	Fixed income
•   Risk of investing in bonds
•   Foreign investment risk
•   Emerging markets risk
•   Currency volatility risk
•   Credit quality risk
•   Non-diversification risk
•   U.S. government obligations risk
•   Call risk
•   Securities selection risk
•   Market risk
•   Foreign sovereign debt risk
•   Mortgage- and asset-backed securities risk
•   Non-hedging foreign currency trading risk
•   Country focus risk
•   Illiquidity risk
•   Sector risk
Invests, under normal circumstances, at least 80% of net assets in high quality fixed income securities of U.S. and foreign issuers. Fixed income securities in which the Portfolio may invest include U.S. and non-U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.

29

Principal
	Investment	Investment		Principal Investment
Portfolio	Goal	Strategy	Principal Risk Factors	Techniques
Global Equities Portfolio	Long-term growth of capital	Growth; Value	• Equity securities risk • Foreign investment risk • Emerging markets risk • Growth stock risk • Value investing risk	Invests primarily in common stocks, or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities of any market capitalization range.

Growth- Income Portfolio	Growth of capital and income	Value	• Equity securities risk • Large-cap companies risk • Medium sized companies risk • Securities selection risk • Value investing risk	Invests primarily in common stocks of corporations (principally large-cap and mid-cap) that demonstrate the potential for appreciation and/or dividends, as well as stocks with favorable long-term fundamental characteristics.

Growth Opportunities Portfolio	Capital appreciation	Growth
•   Equity securities risk
•   Convertible securities risk
•   Small companies risk
•   Growth stock risk
•   Foreign investment risk
•   Emerging markets risk
•   Securities selection risk
•   Active trading risk
•   Real estate industry risk
Invests in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies.

High-Yield Bond Portfolio	High current income and, secondarily, capital appreciation	Fixed income	• Risk of investing in bonds • Risk of investing in junk bonds • Credit quality risk • Foreign investment risk • U.S. government obligations risk • Call risk • Active trading risk	Invests, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on “B” rated high-yield securities.

International Diversified Equities Portfolio	Long-term capital appreciation	International
•   Foreign investment risk
•   Currency volatility risk
•   Emerging markets risk
•   Equity securities risk
•   Derivatives risk
•   Hedging risk
•   Non-hedging foreign currency trading risk
•   Convertible securities risk
Invests primarily in securities of foreign issuers that, in the aggregate, replicate broad country and sector indices. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities.

International Growth & Income Portfolio	Growth of capital and, secondarily, current income	Value; International
•   Equity securities risk
•   Value investing risk
•   Foreign investment risk
•   Emerging markets risk
•   Large-cap companies risk
•   Medium sized companies risk
•   Risk of investing in bonds
•   Risk of investing in junk bonds
•   Active trading risk
Invests primarily in common stocks of companies outside the U.S. that are considered undervalued by the market and that are believed to offer a potential for income. The Portfolio primarily invests in large cap foreign stocks, and invests mainly in value stocks.

30

Principal
	Investment	Investment		Principal Investment
Portfolio	Goal	Strategy	Principal Risk Factors	Techniques
Marsico Focused Growth Portfolio	Long-term growth of capital	Growth
•   Equity securities risk
•   Issuer risk
•   Market risk
•   Growth stock risk
•   Large-cap companies risk
•   Securities selection risk
•   Foreign investment risk
•   Emerging markets risk
•   Non-diversification risk
Invests, under normal market conditions, at least 65% of assets in equity securities of companies selected for their long-term growth potential. The Portfolio generally holds a core position of 20 to 30 common stocks, and invests primarily in common stocks of large-cap companies.

MFS® Massachusetts Investors Trust Portfolio	Reasonable growth of income and long term growth and appreciation	Growth; Value
•   Equity securities risk
•   Convertible securities risk
•   Depositary receipts risk
•   Large-cap companies risk
•   Growth stock risk
•   Value investing risk
•   Issuer risk
•   Market risk
•   Securities selection risk
•   Foreign investment risk
•   Emerging markets risk
Invests, under normal market conditions, at least 65% of its assets in equity securities. The Portfolio’s assets may be invested in the stocks of growth companies, value companies, or a combination of growth and value companies. The Portfolio generally focuses on companies with large capitalizations.

Mid-Cap Growth Portfolio	Long-term growth of capital	Growth	• Equity securities risk • Convertible securities risk • Medium sized companies risk • Securities selection risk • Growth stock risk • Foreign investment risk • Emerging markets risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of medium-sized companies that are believed to have above-average growth potential.

Real Estate Portfolio	Total return through a combination of growth and income	Real estate-related securities	• Equity securities risk • Real estate industry risk • Small and medium sized companies risk	Invests, under normal circumstances, at least 80% of net assets in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments. The Portfolio invests primarily in mid-cap and small-cap stocks, preferred stocks and real estate investments trusts (REITs).

Small & Mid Cap Value Portfolio	Long-term growth of capital	Value	• Equity securities risk • Value investing risk • Small and medium sized companies risk • Convertible securities risk • Foreign investment risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of companies with small and medium market capitalizations that are believed to be undervalued.

Small Company Value Portfolio	Long-term growth of capital	Value	• Equity securities risk • Value investing risk • Small sized companies risk • Convertible securities risk • Foreign investment risk	Invests, under normal circumstances, at least 80% of net assets in a diversified portfolio of equity securities of small companies that are believed to be undervalued and have the potential for capital appreciation.

31

Principal
	Investment	Investment		Principal Investment
Portfolio	Goal	Strategy	Principal Risk Factors	Techniques
Technology Portfolio	Capital appreciation	Growth
•   Equity securities risk
•   Technology company risk
•   Growth stock risk
•   Foreign investment risk
•   Emerging markets risk
•   Small and medium sized companies risk
•   Convertible securities risk
•   Currency volatility risk
•   Active trading risk
Invests, under normal circumstances, at least 80% of net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies that are believed to be positioned to benefit from involvement in technology and technology-related industries worldwide. The Portfolio expects to invest a significant percentage of its assets in small- and mid-cap companies.

Telecom Utility Portfolio	Total return	Securities of utility companies
•   Utility and telecommunications industry risk
•   Equity securities risk
•   Foreign investment risk
•   Emerging markets risk
•   Convertible securities risk
•   Depositary receipts risk
•   Risk of investing in bonds
•   Risk of investing in junk bonds
•   Counterparty risk
•   Credit risk
•   Credit quality risk
•   Derivatives risk
•   Issuer risk
•   Hedging risk
•   Market risk
•   Securities selection risk
Invests, under normal circumstances, at least 80% of net assets in securities of telecommunications companies and other utility companies. The Portfolio primarily invests in equity securities but may also invest in debt instruments. The Portfolio may invest in companies of any size, and may also invest in foreign securities.

Total Return Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Fixed income
•   Risk of investing in bonds
•   Foreign investment risk
•   Emerging markets risk
•   Risk of investing in junk bonds
•   Credit quality risk
•   Derivatives risk
•   Counterparty risk
•   Hedging risk
•   Currency volatility risk
•   Issuer risk
•   Leverage risk
•   Market risk
•   Mortgage- and asset-backed securities risk
•   Prepayment and extension risk
•   Short sales risk
•   U.S. government obligations risk
•   Active trading risk
Invests, under normal circumstances, at least 80% of net assets in a diversified portfolio of bonds, including U.S. and foreign fixed-income investments with varying maturities. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher.

32

For More Information
Once available, the following documents will contain more information about the Portfolio and will be available free of charge upon request:
Annual/Semi-Annual Reports for the Portfolio. Will contain financial statements, performance data and information on portfolio holdings. The annual report will also contain a written analysis of market conditions and investment strategies that significantly affected the Portfolio’s performance for the most recently completed fiscal year.
Statement of Additional Information (SAI) for the Portfolio. Contains additional information about the Portfolio’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.
The Trust’s prospectuses, SAI and semi-annual and annual reports are available at www.sunamerica.com or online through the internet websites of the life insurance companies offering the Portfolio as an investment option. You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.
Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.
You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.
The Trust’s Investment Company Act File No: 811-7238

33

PROSPECTUS
January 20, 2012
SUNAMERICA SERIES TRUST
(Class 1 Shares)
Foreign Value Portfolio
Small & Mid Cap Value Portfolio
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

Portfolio Summary: Foreign Value Portfolio
Investment Goal
The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.83%
Service (12b-1) Fees	None
Other Expenses*	0.10%
Total Annual Portfolio Operating Expenses	0.93%

*	“Other Expenses” have been estimated because no Class 1 shares were outstanding during the Portfolio’s last fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$95	$296	$515	$1,143
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity and debt securities of companies and governments outside the U.S., including emerging markets. The Portfolio invests in companies across all market capitalization ranges, including mid- and small-cap companies. When choosing equity investments for the Portfolio, the subadviser applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The subadviser also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.
The Portfolio may invest up to 25% of its assets in emerging markets securities and in foreign debt securities. Depending upon current market conditions, the Portfolio may invest in debt securities of countries and governments located anywhere in the world. The Portfolio’s foreign investments may include depositary receipts. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions, technology companies or industrial companies. The Portfolio may invest up to 15% of its assets in unlisted foreign securities.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets

1	SunAmerica Series Trust

Portfolio Summary: Foreign Value Portfolio
are generally more volatile than the markets of developed countries.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Value Investing Risk. The subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Country, Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Depositary Receipts Risk. Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI EAFE Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 2 Shares)
During the periods shown in the bar chart, the highest return for a quarter was 21.51% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.07% (quarter ended September 30, 2011).
Average Annual Total Returns (For the periods ended December 31, 2011)

			Since
			Inception
	1	5	Class 2
	Year	Years	(8/1/02)
Class 2 Shares	-11.81%	-4.44%	5.81%
MSCI EAFE Index (net)	-12.14%	-4.72%	6.31%

2	SunAmerica Series Trust

Portfolio Summary: Foreign Value Portfolio
No performance for Class 1 shares is shown because there were no Class 1 shares outstanding during the periods shown. Returns are presented for Class 2 shares, which are not offered in this Prospectus. Class 1 shares would have had substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Templeton Investment Counsel, LLC.
Portfolio Managers

	Portfolio
	Manager of the
Name	Portfolio Since	Title
Antonio T. Docal	2002	Executive Vice President and Portfolio Manager
Gary P. Motyl	2002	Chief Investment Officer
Heather Waddell	2010	Vice President and Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 6.

3	SunAmerica Series Trust

Portfolio Summary: Small & Mid Cap Value Portfolio
Investment Goal
The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.93%
Service (12b-1) Fees	None
Other Expenses*	0.06%
Total Annual Portfolio Operating Expenses	0.99%

*	“Other Expenses” have been estimated because no Class 1 shares were outstanding during the Portfolio’s last fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$101	$315	$547	$1,213
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with small and medium market capitalizations that the subadviser determines to be undervalued.
The subadviser uses proprietary quantitative research tools that balance valuation against quality factors to identify the most attractive stocks in the small and mid capitalization universe. It then performs rigorous fundamental company and industry research to determine the long term earnings power of those companies. Once a stock’s expected return has been established from these quantitative and fundamental perspectives, its risk penalty or benefit is assessed and the portfolio is constructed with those companies with the most attractive risk adjusted returns.
The Portfolio may invest in convertible securities (up to 20% of net assets), rights and warrants (up to 10% of net assets) and foreign securities (up to 15% of net assets).
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Value Investing Risk. The subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

4	SunAmerica Series Trust

Portfolio Summary: Small & Mid Cap Value Portfolio
Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2500® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 2 Shares)
During the periods shown in the bar chart, the highest return for a quarter was 24.63% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.11% (quarter ended December 31, 2008).
Average Annual Total Returns (For the periods ended December 31, 2011)

			Since
			Inception
	1	5	Class 2
	Year	Years	(8/1/02)
Class 2 Shares	-8.12%	1.62%	8.38%
Russell 2500® Value Index	-3.36%	-0.58%	8.50%
No performance for Class 1 shares is shown because there were no Class 1 shares outstanding during the periods shown. Returns are presented for Class 2 shares, which are not offered in this Prospectus. Class 1 shares would have had substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.
Portfolio Managers

	Portfolio
	Manager of the
Name	Portfolio Since	Title
James MacGregor	2005	Chief Investment Officer for Small & Mid Cap Value Equities
Joseph Gerard Paul	2005	Co-Chief Investment Officer — U.S. Large Cap Value Equities and Chief Investment Officer — North American Value Equities
Andrew Weiner	2005	Director of Research for Small Cap Value Equities
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 6.

5	SunAmerica Series Trust

Important Additional Information
Purchases and Sales of Portfolio Shares
Shares of the Portfolios may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. Shares of the Portfolios may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.
Tax Information
The Portfolios will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolios are not sold directly to the general public but instead are offered as an underlying investment options for Variable Contracts. The Portfolios and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

6	SunAmerica Series Trust

Additional Information About The Portfolios’
Investment Strategies and Investment Risks
In addition to the Portfolios’ principal investments discussed in their respective Portfolio Summaries, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have identified below those non-principal investments and the risks associated with such investments. Refer to the Glossary for a description of the risks.
From time to time, certain Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio’s investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment goals.
In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).
The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Shareholders will be given at least 60 days written notice in advance of any change to a Portfolio’s investment goal or to its investment strategy that requires 80% of its net assets to be invested in certain securities.

Foreign Value Portfolio. The Portfolio also may invest in fixed-income securities of both U.S. and foreign corporate and government issuers; and make short-term investments. The Portfolio may invest in illiquid securities (up to 15% of its assets) and securities with a limited trading market (up to 10% of its assets). The Portfolio may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. Additional risks that the Portfolio may be subject to are as follows:
•	Hedging Risk

•	Illiquidity Risk

•	Interest Rate Fluctuation Risk

•	Market Risk

•	Risk of Investing in Bonds

•	Securities Selection Risk

•	U.S. Government Obligations Risk
Small & Mid Cap Value Portfolio. The Portfolio also may invest in technology companies, derivatives (put and call options on U.S. and non-U.S. exchanges, futures, forward commitments and swaps), illiquid securities (up to 15% of net assets) and repurchase agreements. The Portfolio may make short-term investments, and engage in currency swaps and forward currency exchange contracts. Additional risks that the Portfolio may be subject to are as follows:
•	Currency Volatility Risk

•	Derivatives Risk

•	Hedging Risk

•	Illiquidity Risk

•	Market Risk

•	Sector Risk

•	Securities Selection Risk

•	Technology Company Risk

7	SunAmerica Series Trust

Glossary
Investment Terminology
Capital appreciation/growth is an increase in the market value of securities held.
Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.
Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.
Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.
Custodial receipts and trust certificates represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.
Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.
A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified securities are an index.
An “emerging market” country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of “Foreign securities” for additional information.
Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:
•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization represents the total market value of the outstanding securities of a corporation. See separate definition for “Market capitalization ranges.”

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.
Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.
Exchange Traded Funds (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track, although lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios’ ability to invest in ETFs is limited by the Investment Company Act.
Firm commitment agreements and when-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time

8	SunAmerica Series Trust

Glossary
of delivery of the securities, the value may be more or less than the purchase price.
Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:
•	Agency discount notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the adviser or subadviser). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB-” or above by S&P or Fitch Ratings (“Fitch”), or “Baa3” or above by Moody’s, or if unrated, determined to be of comparable quality by the subadviser.

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Mortgage-related and other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property.

•	Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. A Portfolio’s investment in U.S. government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.
Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (“PFICs”), American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). An emerging market country is generally one with

9	SunAmerica Series Trust

Glossary
a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or subadviser. Foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.
Forward commitments are commitments to purchase or sell securities at a future date. If a Portfolio purchases a forward commitment, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, if a Portfolio sells such securities, it does not participate in further gains or losses on the date of the agreement.
Fundamental Analysis is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.
A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above- average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.
“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.
Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a credit linked note, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.
Illiquid/Restricted securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.
Income is interest payments from bonds or dividends from stocks.
Inflation swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.
Interest rate swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.
Loan participations and assignments are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.
Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and the indices described below change over time. A Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Portfolios, except as noted in a Portfolio’s “Portfolio Summary”:

10	SunAmerica Series Trust

Glossary
•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 27, 2011, the market capitalization range of the companies in the Index was approximately $1.6 billion to $411 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 27, 2011, the market capitalization range of the companies in the Index was $1.6 billion to $18.3 billion.

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 27, 2011, the market capitalization range of the companies in the Index was $130 million to $2.97 billion.
Master Limited Partnerships (“MLPs”) are companies in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Portfolio if it invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.
Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.
“Net assets” when referred to in “Principal Investment Strategies of the Portfolio” takes into account borrowings for investment purposes.
Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Portfolio purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.
Qualitative analysis uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.
Quantitative analysis is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.
Registered investment companies are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.
REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.
Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.
Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short

11	SunAmerica Series Trust

Glossary
sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.
Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.
A special situation arises when, in the opinion of the manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Total return is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.
Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.
A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.
Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.
Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.
Risk Terminology
Convertible Securities Risk — The values of the convertible securities in which a Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.
Country, Sector or Industry Focus Risk — To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting not single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.
Currency Volatility Risk — The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar-denominated securities.
Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Derivatives Risk — A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and

12	SunAmerica Series Trust

Glossary
options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the Portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.
Emerging Markets Risk — The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Equity Securities Risk — This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
Foreign Investment Risk — Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. government foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.
Foreign Sovereign Debt Risk — Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Hedging Risk — A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Illiquidity Risk — When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
Interest Rate Fluctuations Risk — Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Large-Cap Companies Risk — Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Market Risk — A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or

13	SunAmerica Series Trust

Glossary
abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Risk of Investing in Bonds — As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Sector Risk — Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Securities Selection Risk — A strategy used by a Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Small and Medium Sized Companies Risk — Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.
Technology Company Risk — There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.
U.S. Government Obligations Risk — U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where the FNMA and FHLMC could offer loans, and to extend credit to FNMA and FHLMC through emergency funds and the purchase of entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.
Value Investing Risk — The subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

14	SunAmerica Series Trust

Glossary
About the Indices
The Morgan Stanley Capital International (MSCI) EAFE® Index (net)* measures the performance of companies representative of the market structure of 22 countries in Europe, Australasia and the Far East.
The Russell 2500® Value Index measures the performance of small to mid-cap value segment of the U.S. equity universe. It includes Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

*The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

15	SunAmerica Series Trust

Management
Information about the
Investment Adviser and Manager
SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $39 billion as of September 30, 2011. SAAMCo is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board of Trustees (the “Board”) without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.
Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.
A discussion regarding the basis for the Board’s approval of investment advisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2011. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.
Management Fee. For the fiscal year ended January 31, 2011, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

Portfolio	Fee
Foreign Value Portfolio	0.83%
Small & Mid Cap Value Portfolio	0.93%
Commission Recapture Program. Through expense offset arrangements resulting from broker commission recapture, a portion of certain Portfolios’ “Other Expenses” may be reduced. Because there were no Class 1 shares of the Portfolios outstanding prior to the date of this Prospectus, no expense reductions resulting from brokerage commission recapture amounts are presented.
Expense Example After Waivers and/or Reimbursements. The Expense Examples in the Portfolio Summaries do not take into account any expense reductions resulting from brokerage commission recapture amounts.

16	SunAmerica Series Trust

Management
Information about the Subadvisers
The investment manager(s) and/or management team(s) that have primary responsibility for the day today management of the Portfolios are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.
SAAMCo compensates the various subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a subadviser without shareholder approval.
A discussion regarding the basis for the Board’s approval of subadvisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2011.
The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the adviser/subadviser to determine their compensation.
AllianceBernstein L.P. (AllianceBernstein) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. AllianceBernstein does business in certain circumstances, including its role as subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Value Equities, a unit of AllianceBernstein. As of January 31, 2011, AllianceBernstein had approximately $482 billion in assets under management.
The Small & Mid Cap Value Portfolio is managed by AllianceBernstein’s North America Value Investment Policy Group, which is comprised of James MacGregor, Joseph Gerard Paul and Andrew Weiner. Mr. MacGregor joined AllianceBernstein in 1998 and is currently the Chief Investment Officer for Small & Mid Cap Value Equities. Mr. Paul joined AllianceBernstein in 1987 and is currently the Co-Chief Investment Officer — U.S. Large Cap Value Equities and Chief Investment Officer — North American Value Equities. Mr. Weiner joined AllianceBernstein in 1997 and is currently the Director of Research for Small Cap Value Equities.
Templeton Investment Counsel, LLC (Franklin Templeton) is a Delaware limited liability company located at 500 E. Broward Boulevard, Suite 2100, Ft. Lauderdale, FL 33394. Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2011, Franklin Templeton Investments managed approximately $681 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.
The Foreign Value Portfolio is managed by an investment team led by Antonio T. Docal. Back-up portfolio managers of the Portfolio include Gary P. Motyl and Heather Waddell. Mr. Docal joined Templeton in 2001 and is currently Executive Vice President, Portfolio Manager. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, Massachusetts from 1994 to 2001. He holds the Chartered Financial Analyst designation. Mr. Docal is the lead portfolio manager of this Portfolio. Mr. Motyl manages several institutional mutual funds and separate account portfolios. He holds the Chartered Financial Analyst designation. Ms. Waddell joined Templeton in 1996 and is currently Vice President, Portfolio Manager/Research Analyst. She is currently a member of the global industrials sector team. She holds the Chartered Financial Analyst designation.
Information about the Distributor
SunAmerica Capital Services, Inc. (the “Distributor”) distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
Custodian, Transfer and
Dividend Paying Agent
State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

17	SunAmerica Series Trust

Account Information
Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Trust’s investment adviser and manager. The term “Manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers Class 1 shares only. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.
You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.
The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.
Transaction Policies
Valuation of shares. The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.
Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.
Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds.
As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange.
A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios’ shares may change on days when the Trust is not open for purchases or redemptions.
Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.
Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.
During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may

18	SunAmerica Series Trust

Account Information
postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.
Frequent Purchases and
Redemptions of Shares
The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.
The Board has adopted policies and procedures with respect to market timing activity as discussed below.
The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.
Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.
Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies — Valuation of Shares”).
Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.
The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.
Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

19	SunAmerica Series Trust

Account Information
Portfolio Holdings
The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.
Dividend Policies and Taxes
Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.
Distribution Reinvestments. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.
Taxability of a Portfolio. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.
The Portfolios which receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios.
Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

20	SunAmerica Series Trust

Financial Highlights
No Financial Highlights tables are presented for either Portfolio because there were no Class 1 shares of the Portfolios outstanding prior to the date of this Prospectus.

21	SunAmerica Series Trust

For More Information
Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:
Annual/Semi-Annual Reports for the Portfolios. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.
Statement of Additional Information (SAI) for the Portfolios. Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.
The Trust’s prospectus, SAI and semi-annual and annual reports are available at www.sunamerica.com or online through the internet websites of the life insurance companies offering the Portfolios as investment options. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.
Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.
You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.
The Trust’s Investment Company Act File No: 811-7238

22	SunAmerica Series Trust

STATEMENT OF ADDITIONAL INFORMATION
SUNAMERICA SERIES TRUST
May 2, 2011
(as supplemented June 30, 2011 and January 20, 2012)
SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end, management investment company currently consisting of 36 portfolios. This Statement of Additional Information (“SAI”) relates to the following 32 portfolios:

Aggressive Growth Portfolio
Alliance Growth Portfolio
Balanced Portfolio
Blue Chip Growth Portfolio
Capital Growth Portfolio
Cash Management Portfolio
Corporate Bond Portfolio
Davis Venture Value Portfolio
“Dogs” of Wall Street Portfolio
Emerging Markets Portfolio
Equity Index Portfolio
Equity Opportunities Portfolio
Foreign Value Portfolio
Fundamental Growth Portfolio
Global Bond Portfolio
Global Equities Portfolio
Growth-Income Portfolio
Growth Opportunities Portfolio
High-Yield Bond Portfolio
International Diversified Equities Portfolio
International Growth and Income Portfolio
Marsico Focused Growth Portfolio
MFS® Massachusetts Investors Trust Portfolio
MFS® Total Return Portfolio
Mid-Cap Growth Portfolio
Real Estate Portfolio
Small & Mid Cap Value Portfolio
Small Company Value Portfolio
SunAmerica Dynamic Allocation Portfolio
Technology Portfolio
Telecom Utility Portfolio
Total Return Bond Portfolio
This SAI is not a prospectus, but should be read in conjunction with the current Prospectuses (Class 1, Class 2 and/or Class 3) of the Trust, dated May 2, 2011, January 20, 2012 (relating only to Class 1 shares of the Foreign Value Portfolio and Small & Mid Cap Value Portfolio) and January 20, 2012 (relating only to the Class 3 shares of the SunAmerica Dynamic Allocation Portfolio). This SAI expands upon and supplements the information contained in the current Prospectuses of the Trust. The SAI incorporates each Prospectus by reference. The Trust’s audited financial statements with respect to the fiscal year ended January 31, 2011 relating to the Foreign Value Portfolio and Small & Mid Cap Value Portfolio and the Trust’s unaudited financial statements with respect to the six months ended July 31, 2011 relating to Foreign Value Portfolio and Small & Mid Cap Value Portfolio are incorporated into this SAI by reference to its 2011 annual report to shareholders and its 2011 semi-annual report to shareholders, respectively. You may request a copy of a Prospectus and/or annual report at no charge by calling (800) 445-7862 or writing the Trust at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the applicable Prospectus(es).
P.O. BOX 54299
LOS ANGELES, CALIFORNIA 90054-0299
(800) 445-7862

i

ii

iii

THE TRUST
The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. The Trust is composed of 36 separate portfolios (each, a “Portfolio”), thirty-two of which are described herein. The four Master-Feeder Portfolios (American Funds Asset Allocation SAST, American Funds Global Growth SAST, American Funds Growth SAST and American Funds Growth-Income SAST Portfolios) are discussed in a separate SAI. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”).
Shares of the Trust are held by separate accounts of SunAmerica Annuity and Life Assurance Company (formerly Anchor National Life Insurance Company), an Arizona corporation (“SAAL”), American General Life Insurance Company of Delaware (formerly, AIG Life Insurance Company), a Delaware corporation (“AGD”), American General Life Insurance Company, a Texas corporation (“AGLIC”), and The United States Life Insurance Company in the City of New York, a New York corporation (“USLIC”)i (the “Separate Accounts”). SAAL is a wholly-owned subsidiary of SunAmerica Life Insurance Company, an Arizona corporation, which is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”), a Delaware corporation. AGD, AGLIC and USLIC are indirect wholly-owned subsidiaries of AIG (see “Account Information” in the Prospectuses). The life insurance companies listed above are collectively referred to as the “Life Companies.”
The Trust commenced operations on February 9, 1993 with the Cash Management, High-Yield Bond, Growth-Income, Alliance Growth, Growth/Phoenix Investment Counsel, Provident Growth and the Global Equities Portfolios. The Fixed Income, Global Bond and Asset Allocation Portfolios commenced operations on July 1, 1993. The Board of Trustees (the “Trustees”) subsequently approved the addition of the following Portfolios: (a) Balanced/Phoenix Investment Counsel, International Diversified Equities, Worldwide High Income, and Venture Value Portfolios which commenced operations on October 21, 1994; (b)Balanced Portfolio, Aggressive Growth, Federated Value, and Federated Utility Portfolios which commenced operations on June 1, 1996; (c) Emerging Markets, International Growth and Income, and Real Estate Portfolios which commenced operations on April 7, 1997; (d) “Dogs” of Wall Street Portfolio which commenced operations on February 1, 1998; (e) Equity Income, Equity Index, and Small Company Value Portfolios which commenced operations on September 1, 1998; (f) the MFS Mid-Cap Growth Portfolio which commenced operations on April 1, 1999; (g) Goldman Sachs Research, Blue Chip Growth, Growth Opportunities and Technology Portfolios which commenced operations on July 5, 2000; (h) the Marsico Focused Growth Portfolio which commenced operations on December 29, 2000; (i) Foreign Value and Small & Mid Cap Value Portfolios which commenced operations on August 1, 2002; (j) the American Funds Asset Allocation SAST, American Funds Global Growth SAST, American Funds Growth SAST and American Funds Growth-Income SAST Portfolios which commenced operations on September 1, 2006; and (k) the SunAmerica Dynamic Allocation Portfolio which is expected to commence operations on January 23, 2012. Effective January 12, 1999, the Trust’s fiscal year end changed from November 30 to January 31 (for all Portfolios included in this SAI).
The Asset Allocation Portfolio was reorganized and the assets were moved into a newly formed portfolio in Anchor Series Trust on November 24, 2003. Subsequently, the SunAmerica Series Trust Asset Allocation Portfolio was terminated.
Shares of the Equity Income Portfolio were substituted for shares of the Davis Venture Value Portfolio on November 17, 2006.
Portfolio Name Changes. The Trustees approved the renaming of the following Portfolios: (a) Fixed Income Portfolio to Corporate Bond Portfolio effective June 1, 1996; (b) Federated Utility Portfolio to Utility Portfolio effective June 3, 1996; (c) Provident Growth Portfolio to Putnam Growth Portfolio effective April 7, 1997; (d) the Growth/Phoenix Investment Counsel Portfolio and Balanced/Phoenix Investment Counsel Portfolio to MFS Growth and Income Portfolio and MFS Total Return Portfolio, respectively, effective January 1, 1999; (e) Venture Value Portfolio to Davis Venture Value Portfolio, effective April 10, 2000; (f) Utility Portfolio to Telecom Utility Portfolio effective July 5, 2000; (g) Federated Value Portfolio to Federated American Leaders Portfolio effective May 1, 2003; (h) MFS Growth and Income Portfolio to MFS Massachusetts Investors Trust effective May 1, 2003; (i) Putnam Growth Portfolio to Putnam Growth: Voyager Portfolio effective May 1, 2003; (j) Federated American Leaders Portfolio to Equity Opportunities Portfolio effective May 1, 2007; (k) MFS Mid-Cap Growth Portfolio to Mid-Cap Growth Portfolio effective May 1, 2007; (l) Goldman Sachs Research Portfolio to Capital Growth Portfolio effective May 1, 2007; (m) Marsico Growth Portfolio to Marsico Focused Growth Portfolio effective

[i]	American International Life Assurance Company of New York, a New York corporation merged into USLIC effective December 31, 2010. First SunAmerica Life Insurance Company merged into USLIC effective January 1, 2012.

May 1, 2007, (n) Putnam Growth: Voyager Portfolio to Fundamental Growth Portfolio effective May 1, 2007 (o) SunAmerica Balanced Portfolio to Balanced Portfolio effective May 1, 2007 and (p) Worldwide High Income Portfolio to Total Return Bond Portfolio effective May 1, 2008.
SunAmerica Asset Management Corp. (“SAAMCo” or the “Adviser”) serves as investment adviser and manager for the Trust. As described in the applicable Prospectus(es), SAAMCo retains AllianceBernstein L.P. (“AllianceBernstein”), formerly Alliance Capital Management L.P., BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC) (“BofA Advisors”) Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (“CMIA”), Davis Selected Advisers L.P. d/b/a Davis Advisors (“Davis”), Federated Investment Management Company (“Federated”), Franklin Advisory Services, LLC (“Franklin”), Goldman Sachs Asset Management International (“GSAM-International”), Invesco Advisers, Inc. (“Invesco”), J.P. Morgan Investment Management Inc. (“JP Morgan”), Marsico Capital Management, LLC (“Marsico”), Massachusetts Financial Services Company (“MFS”), Morgan Stanley Investment Management Inc. (“MSIM”), OppenheimerFunds, Inc. (“Oppenheimer”), Pacific Investment Management Company LLC (“PIMCO”), PineBridge Investments LLC (“PineBridge”) Putnam Investment Management LLC. (“Putnam”), Templeton Investment Counsel, LLC (“Templeton”) and Wells Capital Management Incorporated (“WellsCap”), (each a “Subadviser,” and collectively, the “Subadvisers”) to act as Subadvisers to certain of the Trust’s Portfolios pursuant to various Subadvisory Agreements with SAAMCo.
On May 22, 2001, the Board of Trustees, including a majority of independent Trustees as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees”), approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 31, 2002 the Board of Trustees, including a majority of the Independent Trustees, approved the creation of Class 3 shares and the renaming of Classes A and B shares to Classes 1 and 2, respectively. Each class of shares of each Portfolio are offered only in connection with certain Variable Contracts. Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees, while Class 1 shares are subject only to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board of Trustees may establish additional portfolios or classes in the future.
INVESTMENT OBJECTIVES AND POLICIES
The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under “Portfolio Summaries” and “Additional Information About the Portfolios” in the applicable Prospectus(es). The following charts and information supplement the information contained in the applicable Prospectus(es) and also provide information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to define investment and risk terminology used in the charts below that does not otherwise appear in the applicable Prospectus(es) under the section entitled “Glossary.” In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the applicable Prospectus(es) under the section entitled “Glossary.” Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Portfolio and apply at the time of purchase. We will notify shareholders at least 60 days prior to any change to a Portfolio’s investment goal or 80% investment policy, if applicable. “Net assets” will take into account borrowing for investment purposes.

SUPPLEMENTAL INVESTMENT/RISK CHARTS
The following charts and information supplements the information contained in the applicable Prospectus(es) and also provides information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to detail additional investments the Portfolios reserve the right to make as well as to define investment and risk terminology used in the charts below that does not otherwise appear in the applicable Prospectus(es) under the section entitled “Glossary.” In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the applicable Prospectus(es) under the section entitled “Glossary.” Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase.
Fixed Income Portfolios

	CASH	CORPORATE	GLOBAL	HIGH-YIELD	TOTAL RETURN
	MANAGEMENT	BOND	BOND	BOND	BOND
In what other types of investments may the Portfolio periodically invest?
•   Borrowing (up to 5%)
•   Floating rate obligations
•   Illiquid securities (up to 5% of net assets)
•   Registered investment companies
•   Reverse repurchase agreements
•   Standby commitments
•   Variable amount master demand notes
•   Variable rate demand notes
•   When issued and delayed-delivery securities

•   Equity securities:
-    common stocks (up to 5%)
-    warrants and rights (up to 10%)
•   Dollar rolls
•   Firm commitments
•   Registered investment companies
•   Reverse repurchase agreements
•   REITS
•   Foreign securities:
-    emerging markets
•   Loan participations and assignments
•   Borrowing for temporary or emergency purposes (up to 33 1/3%)

•   Options on swaps
•   Defensive instruments
•   Illiquid securities (up to 15%)
•   Repurchase agreements
•   Roll transactions
•   Variable and floating rate obligations
•   Junk bonds
•   Borrowing for temporary or emergency purposes (up to 33 1/3%)

•   Options and futures
•   Hybrid instruments
•   Collateralized bond obligations (“CBOs”)
•   Reverse repurchase agreements
•   Foreign securities:
-    emerging markets
•   Equity securities:
-   warrants and rights (up to 10%)
-   convertible securities
•   Borrowing for temporary or emergency purposes (up to 33 1/3%)

•   Fixed income securities:
-    Municipal bonds
-    Convertible securities
-    Brady bonds
•   Repurchase agreements
•   Short term investments
•   Registered investment companies
•   Borrowing for temporary or emergency purposes (up to 33 1/3%)
•   Preferred securities
•   Pass-through securities
•   Bank capital securities

What other types of risks may potentially or periodically affect the Portfolio?	• Credit quality	• Active trading • Emerging markets • Equity risk • Prepayment • Real estate industry	• Risk of investing in junk bonds	• Convertible securities • Currency volatility • Derivatives • Emerging markets • Equity risk	• NA

Balanced or Asset Allocation Portfolios

		MFS TOTAL	SUNAMERICA DYNAMIC
	BALANCED	RETURN	ALLOCATION
In what other types of investments may the Portfolio periodically invest?	• Reverse repurchase agreements • Foreign securities: - emerging markets • Borrowing for temporary or emergency purposes (up to 33 1/3%) • IPOs	• Borrowing for temporary or emergency purposes (up to 33 1/3%) • Illiquid securities (up to 15%) • IPOs • Junk bonds (up to 10%)	• Underlying Portfolios investing significantly in emerging markets • Underlying Portfolios investing primarily in junk bonds • Borrowing for temporary or emergency purposes (up to 33 1/3%)

What other types of risks may potentially or periodically affect the Portfolio?	• Emerging markets • IPO investing	• Counterparty and Third-Party • Emerging markets • Illiquidity • IPO investing • Risk of investing in junk bonds	• Emerging markets • Risk of investing in junk bonds
Equity Portfolios

		ALLIANCE	BLUE CHIP		DAVIS VENTURE
	AGGRESSIVE GROWTH	GROWTH	GROWTH	CAPITAL GROWTH	VALUE
In what other types of investments may the Portfolio periodically invest?
•   Fixed income securities:
-   corporate bonds
-   investment grade securities
-   preferred stocks
•   Rights
•   Reverse repurchase agreements
•   Currency transactions
•   Forward commitments
•   REITs
•   Registered investment companies
•   Short term investments
•   Firm commitment agreements
•   When issued and delayed delivery transactions
•   Illiquid securities (up to 15%)
•   Borrowing for temporary or emergency purposes (up to 33 1/3%)

•   Short sales
•   Convertible securities (up to 10%)
•   Illiquid securities (up to 15%)
•   Forward commitments
•   Currency transactions
•   Junk bonds (up to 10%)
•   IPOs
•   Equity securities:
-    small-and mid-cap stocks
•   Borrowing for temporary or emergency purposes (up to 33 1/3%)
• Illiquid securities (up to 15%) • Fixed income securities • Borrowing for temporary or emergency purposes (up to 33 1/3%)
•   Defensive instruments
•   Illiquid securities (up to 15%)
•   Options on foreign currencies
•   IPOs
•   Fixed income securities:
-   U.S. government securities
-   corporate bonds
-   investment grade securities
-   preferred stocks
-   zero coupon and deferred interest bonds
-   junk bonds (up to 10%)
•   Repurchase agreements
•   Short term investments
•   REITs
•   Registered investment companies
•   Borrowing for temporary or emergency purposes (up to 33 1/3%)

•   Fixed income securities:
-   corporate bonds
-   investment grade securities
•   Options
•   Illiquid securities (up to 15%)
•   Registered investment companies (up to 10%)
•   Currency transactions
•   Borrowing for temporary or emergency purposes (up to 33 1/3%)
•   IPOs

What other types of risks may potentially or periodically affect the Portfolio?	• Currency volatility • Interest rate fluctuations • Real estate industry	• Credit quality • Currency volatility • IPO investing • Risk of investing in junk bonds • Short sales risk • Small companies • Illiquidity	• Currency volatility • Illiquidity • Interest rate fluctuations	• Illiquidity • IPO investing • Real estate industry • Risk of investing in junk bonds • Unseasoned companies	• Currency volatility • Derivatives • Hedging • Illiquidity • Interest rate fluctuations • IPO investing • Small companies

	“DOGS” OF WALL		EQUITY
	STREET	EQUITY INDEX	OPPORTUNITIES	FUNDAMENTAL GROWTH	GROWTH INCOME
In what other types of investments may the Portfolio periodically invest?	• Illiquid securities (up to 15%) • Borrowing for temporary or emergency purposes (up to 33 1/3%)	• IPOs • Foreign securities: - emerging markets • Illiquid securities (up to 15%) • Small cap stocks	• Fixed income securities: - U.S. government securities - corporate bonds - investment grade securities - zero coupon and deferred interest bonds • IPOs	• Equity securities: - small-cap stocks • Borrowing for temporary or emergency purposes (up to 33 1/3%)	• Equity securities: - convertible securities - warrants • Fixed income securities: - preferred stocks

	“DOGS” OF WALL		EQUITY
	STREET	EQUITY INDEX	OPPORTUNITIES	FUNDAMENTAL GROWTH	GROWTH INCOME
• Borrowing for temporary or emergency purposes (up to 33 1/3%) • Hybrid instruments
•    Illiquid securities (up to 15%)
•    Reverse repurchase agreements
•    Firm commitment agreements
•    REITs
•    When issued and delayed delivery transactions
•    Borrowing for temporary or emergency purposes (up to 33 1/3%)
				• Junk bonds	• Illiquid securities (up to 15%) • IPOs • Borrowing for temporary or emergency purposes (up to 33 1/3%)

What other types of risks may potentially or periodically affect the Portfolio?	• Illiquidity	• Currency volatility • Emerging markets • Foreign exposure • Illiquidity • IPO investing • Small sized companies	• Credit quality • Currency volatility • IPO investing • Real estate industry • Utility industry • Illiquidity	• Risk of investing in junk bonds • Small companies	• Illiquidity • IPO investing

		MARSICO	MFS
	GROWTH	FOCUSED	MASSACHUSETTS	MID-CAP	REAL
	OPPORTUNITIES	GROWTH	INVESTORS TRUST	GROWTH	ESTATE
In what other types of investments may the Portfolio periodically invest?
•    Borrowing for temporary or emergency purposes (up to 33 1/3%)
•    Currency transactions
•    Foreign securities:
-    depositary receipts
-    Eurodollar and yankee obligations
•    IPOs
•    Repurchase and reverse repurchase agreements
•    Short sales
•    Short term investments
•    When-issued and delayed-delivery securities

•    Equity securities:
-    small-cap stocks
-    mid-cap stocks
•    REITS
•    Registered investment companies
•    Forward foreign currency contracts
•    Defensive instruments
•    Hybrid instruments
•    Illiquid securities (up to 15%)
•    Options and futures
•    Borrowing for temporary or emergency purposes (up to 33 1/3%)
			• Illiquid securities (up to 15%) • Borrowing for temporary or emergency purposes (up to 33 1/3%) • Short sales • IPOs • Options	• Illiquid securities (up to 15%) • Defensive investments • Borrowing for temporary or emergency purposes (up to 33 1/3%) • Currency transactions • IPOs • Master limited partnerships (“MLPs”)
•    Fixed income securities:
-    investment grade securities
-    junk bonds (up to 5%)
•    Options
•    Illiquid securities (up to 15%)
•    IPOs
•    Registered investment companies
•    Foreign securities:
-    emerging markets
•    Currency transactions
•    Borrowing for temporary or emergency purposes (up to 33 1/3%)

What other types of risks may potentially or periodically affect the Portfolio?	• Currency volatility • IPO investing • Short sales risk	• Derivatives • Hedging • Illiquidity • Small and medium sized companies	• Credit quality • Counterparty and third party • Illiquidity • IPO investing • Short sales risk	• Currency volatility • Illiquidity • IPO investing	• Currency volatility • Credit quality • Derivatives • Emerging markets • Hedging • Illiquidity • IPO investing • Risk of investing in junk bonds • Utility industry

	SMALL & MID CAP	SMALL COMPANY
	VALUE	VALUE	TECHNOLOGY	TELECOM UTILITY
In what other types of investments may the Portfolio periodically invest?
•   Equity securities:
-   growth stocks
•   Fixed income securities:
-   investment grade securities
-   junk bonds (up to 5%)
•   Hybrid instruments
•   Defensive investments
•   ETFs
•   Foreign securities:
-   emerging markets
•   IPOs
•   Income trusts
•   REITs
•   Borrowing for temporary or emergency purposes (up to 33 1/3%)
• Junk bonds (up to 5%) • IPOs • Foreign securities: - emerging markets • Borrowing for temporary or emergency purposes (up to 33 1/3%)
•   Fixed income securities:
-   corporate bonds
-   U.S. government securities
-   zero-coupon, deferred interest and PIK bonds
•   ETFs
•   REITs
•   Registered investment companies
•   Short term investments
•   Defensive investments
•   Borrowing for temporary or emergency purposes (up to 33 1/3%)

•   Fixed income securities:
-   U.S. government securities
-   zero coupon, deferred interest and PIK bonds
•   Equity securities:
-   warrants and rights
•   IPOs
•   Firm commitment agreements
•   When issued and delayed delivery transactions
•   Illiquid securities (up to 15%)
•   Registered investment companies
•   Borrowing for temporary or emergency purposes (up to 33 1/3%)

What other types of risks may potentially or periodically affect the Portfolio?	• Credit quality • Emerging markets • Growth stocks • Interest rate fluctuations • IPO investing • Real estate investment • Risk of investing in junk bonds	• Credit quality • Currency volatility • Emerging markets • IPO investing • Risk of investing in junk bonds	• Interest rate fluctuations	• Hedging • Illiquidity • IPO investing • Value investing
International Equity Portfolios

				INTERNATIONAL	INTERNATIONAL
	EMERGING	FOREIGN		DIVERSIFIED	GROWTH
	MARKETS	VALUE	GLOBAL EQUITIES	EQUITIES	AND INCOME
In what other types of investments may the Portfolio periodically invest?	• Equity securities: - warrants • Structured notes • Forward commitments • Junk bonds (up to 5%) • Defensive investments • Borrowing for temporary or emergency purposes (up to 33 1/3%)
•   Equity securities:
-   convertible securities
-   growth stocks
•   Currency transactions
•   Junk bonds (up to 5%)
•   Unseasoned companies (up to 5%)
•   Warrants (up to 5%)
•   Equity swaps (up to 5%)
•   Borrowing for temporary or emergency purposes (up to 33 1/3%)

•   Short sales
•   Equity securities:
-   convertible securities
•   Illiquid securities (up to 15%)
•   IPOs
•   Options
•   Borrowing for temporary or emergency purposes (up to 33 1/3%)
•   REITs
•   Fixed Income securities
•   Preferred stocks
				• Borrowing for temporary or emergency purposes (up to 33 1/3%) • Depositary receipts • IPOs • Fixed income securities	• Equity securities: - convertible securities - warrants • Illiquid securities (up to 15%) • Defensive investments • Forward commitments • Borrowing for temporary or emergency purposes (up to 33 1/3%)

What other types of risks may potentially or periodically affect the Portfolio?	• Credit quality • Risk of investing in junk bonds	• Growth stocks • Risk of investing in junk bonds • Unseasoned companies	• Illiquidity • IPO investing • Short sales risk • Convertible securities	• Counterparty • Credit quality • IPO investing • Risk of investing in bonds	• Illiquidity
SUPPLEMENTAL GLOSSARY
ADRS, GDRS, AND EDRS. Foreign securities include, among other things, American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the “underlying issuer”) and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be “sponsored” or “unsponsored”. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.
ASSET-BACKED SECURITIES, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (“SIV”). A SIV is an investment vehicle which buys high rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.
Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.
Instruments backed by pools of receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio’s ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.
BANK CAPITAL SECURITIES. The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.
BORROWING. All of the Portfolios (except the Cash Management Portfolio) are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. The Cash Management Portfolio may not borrow money except for temporary emergency purposes, and then in an amount not in excess of 5% of the value of the Portfolio’s total assets. In the event that asset coverage for a Portfolio’s borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.
To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Adviser/Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio’s net asset value per share and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.
BRADY BONDS. Foreign securities include, among other things, Brady Bonds which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.
COLLATERALIZED DEBT OBLIGATIONS (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
COUNTERPARTY AND THIRD PARTY RISK. Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.
A CURRENCY BASKET consists of specified amounts of currencies of certain foreign countries.
CURRENCY VOLATILITY. The value of a Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar denominated securities.
CUSTODIAL RECEIPTS AND TRUST CERTIFICATES. The Capital Growth Portfolio may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Portfolio may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt the Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
DERIVATIVES. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over-the-counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a

Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.
Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
EMERGING MARKETS. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Portfolio’s securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
A further risk is that the existence of national policies may restrict a Portfolio’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.
EXCHANGE TRADED FUNDS (“ETFs”) are types of investment companies that may be bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. Most ETFs are investment companies and therefore, a Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies. See “Other Investment Companies.” The Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities it is designed to track. Lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. Examples of ETFs include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq 100 Shares”) and iSharesSM. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.
FIXED INCOME SECURITIES. Certain Portfolios may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody’s Investor Service (“Moody’s”) or its equivalent by any other nationally rated statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by Standard & Poor’s (“S&P”) or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The

Subadvisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section in the Appendix regarding “Description of Corporate Bond and Commercial Paper Ratings” for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.
The maturity of debt securities may be considered long- (ten plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.
Lower Rated Fixed Income Securities

Certain Portfolios may invest in below investment grade debt securities. Issuers of lower rated or non-rated securities (“high yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Portfolio and dividends to shareholders.
A Portfolio may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio’s ability to dispose of particular issues when necessary to meet a Portfolio’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.
Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Portfolio’s net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.
Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser or a Subadviser will monitor the issuers of lower rated fixed income securities in a Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity within the parameters of the Portfolio’s investment policies. A Subadviser will not necessarily dispose of a portfolio security when its ratings have been changed.
Investments in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery of a Portfolio’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Portfolio may incur additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. A Portfolio may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Portfolio in respect of accrued interest income on securities which are subsequently written off, even though such Portfolio has not received any cash payments of such interest.
FLOATING RATE OBLIGATIONS. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.
FOREIGN SECURITIES. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
A Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.
Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Portfolio also may be subject to currency exposure independent of its securities positions.
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (“Forward Contracts”) involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. A Portfolio may enter into Forward Contracts for hedging purposes and/or to seek to increase total return.

Each of the Portfolios except the Cash Management Portfolio may invest in Forward Contracts consistent with their respective investment goals and investment strategies. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.
Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.
Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.
Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated (“cross-hedged”). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”). In addition, the Global Bond Portfolio may enter into foreign currency transactions to seek a closer correlation between its overall currency exposures and the currency exposures of its performance benchmark.
The Portfolios will cover outstanding Forward Contracts by maintaining either liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged, or by owning a corresponding opposite forward position (long or short position, as the case may be) in the same underlying currency with the same maturity date (“Covering/Closing Forwards”). To the extent that a Portfolio is not able to cover its forward currency positions with either underlying portfolio securities or with Covering/Closing Forwards, or to the extent to any portion of a position is either not covered by a corresponding opposite position or is “out of the money” in the case where settlement prices are different on the short and long positions, the Portfolio will segregate cash or other liquid securities having a value equal to the aggregate amount of the Portfolio’s commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Portfolio’s commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.
The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short- term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.
At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.
The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.
Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
The portfolio management team for the Global Bond Portfolio may manage the foreign exchange risk embedded in foreign securities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to increase returns by seeking to take advantage of foreign exchange fluctuations.
HYBRID INSTRUMENTS, including indexed, structured securities and ETFs, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.
The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.
Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.
Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission (the “CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the “SEC”), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.
Hybrid Instruments include structured investments which are securities having a return tied to an underlying index or other security or asset class. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured securities may be deemed to be investment companies as defined in the

1940 Act. As a result, the Portfolios’ investments in these structured securities may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical deliver of the Reference Bond in the event of an Event of Default or a Restructuring Event.
ILLIQUID AND RESTRICTED SECURITIES. Each of the Portfolios may invest no more than 15% (5% in the case of the Cash Management Portfolio) of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days, certain interest rate swaps, currency swaps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of “Rule 144A securities,” as described below).
A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
For example, restricted securities that the Board of Trustees or Adviser, pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale pursuant to Rule 144A under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Adviser, or Subadviser, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
Commercial paper issues in which a Portfolio may be invested include securities issue by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Cash Management Portfolio’s 5% limitation on investments in illiquid securities includes Section 4(2) paper that its Subadviser has not determined to be liquid pursuant to guidelines established by the Trustees. The Board of Trustees delegated to the Adviser (and the Adviser, in turn, delegated to its Subadviser) the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.
The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.
INCOME TRUST. An income trust is an investment trust that holds income-producing assets and that has issued units that trade like a stock on an exchange. Income trusts attempt to hold assets which will generate a steady flow of income, such as lease payments from an office building. The income is passed on to the unit holders.
INTERFUND BORROWING AND LENDING PROGRAM. The Trust has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of Trustees of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.
INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.
IPO INVESTING. A Portfolio’s purchase of shares issued as part of, or a short period after, a company’s initial public offerings (“IPOs”), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The effect of IPOs on a Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on the Portfolio’s performance. Companies offering stock in IPOs generally have limited operating histories and purchase of their securities may involve greater investment risk.
LOAN PARTICIPATIONS AND ASSIGNMENTS include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolios may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolios and the borrower are determined by the Adviser/Subadviser to be creditworthy. When the Portfolios purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolios as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating its net asset value.
The MFS Total Return Portfolio may also purchase or trade other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments that obligate the Portfolio to pay additional cash on a certain date or on demand.
The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.
MASTER LIMITED PARTNERSHIPS (“MLPs”). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Portfolio if it invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.
The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
MORTGAGE-BACKED SECURITIES include investments in mortgage-related securities, including certain U.S. government securities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.
The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.
Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.
The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:
GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.
GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmer’s Home Association (“FMHA”), or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.
The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.
FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.
FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

Other types of mortgage-backed securities include:
Conventional Mortgage Pass-Through Securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or Real Estate Mortgage Investment Conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.
The mortgage pools underlying Conventional Mortgage Pass-Through Securities consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Through Securities (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.
Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.
Collateralized Mortgage Obligations (“CMOs”) are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.
Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.
Stripped Mortgage-Backed Securities (“SMBS”) are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio’s net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio’s limitation on investments in illiquid securities.
MUNICIPAL BONDS. Fixed income securities include, among other things, municipal bonds which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (“Municipal Bonds”). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. A Portfolio may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal bonds include residual interest bonds, which are bonds created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.
NEWLY DEVELOPED SECURITIES. In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectuses and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.
NON-DIVERSIFIED STATUS. The Global Bond and Marsico Focused Growth Portfolios are considered “non-diversified” investment companies. As a result, under the 1940 Act, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios would still have to meet quarterly diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”) in order to qualify as regulated investment companies. As a result of the Code’s diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.
OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, indices, foreign currencies, etc. at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes.
Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Portfolio must be “covered,” which means that the Portfolio will segregate cash, liquid assets or other suitable cover as permitted by the SEC with a value at least equal to the exercise price of call option. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security. A Portfolio may only write call options up to 25% of its total assets, except for the Total Return Bond Portfolio which has no limitation.
A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio must be “covered,” which means that the Portfolio will segregate cash, liquid assets or other suitable cover as permitted by the SEC with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
The following is more detailed information concerning Options, Futures and Options on Futures:
Options on Securities. When a Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.
To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.
When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.
A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.
A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.
When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).
Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.
When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.
The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.
Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A call written on a foreign currency by a Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other foreign currency held in its portfolio. A put option is “covered” if the Portfolio segregates cash or other liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.
As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.
In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies which it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.
Options on Securities Indices. Puts and calls on broadly based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.
The use of options would subject the Portfolio to certain risks. The subadviser’s predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio’s net asset value or a reduction in the amount of income available for distribution may leave the Portfolio in a worse position than if the option had not been used. Other risks inherent in the use of options include contracts and movements in the prices of the securities included in the indices underlying the options.
Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.
Reset Options are options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date for, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is pad at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Futures. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, “Futures”) are used primarily for hedging purposes and from time to time for income enhancement. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “futures broker”). Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.
Interest rate futures contracts are purchased or sold generally for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.
Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.
The SunAmerica Dynamic Allocation Portfolio may also invest the Overlay Component in stock index futures, among other equity derivative instruments, to manage the Portfolio’s volatility from its equity exposure. Through the use of index futures, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100% of the Portfolio’s assets.
Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates. As another example, the Global

Bond Portfolio may enter into futures transactions to seek a closer correlation between its overall currency exposures and its performance benchmark.
Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.
The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on Futures positions, a Portfolio’s losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.
A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.
     Limitations on entering into Futures Contracts. Each Portfolio has an operating policy which provides that it will not enter into Futures contracts or write put or call options with respect to Futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Portfolios base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Portfolio segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to Futures contracts that are not contractually required to “cash-settle,” each Portfolio covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to Futures contracts that are contractually required to “cash-settle,” however, each Portfolio sets aside liquid assets in an amount equal to that Portfolio’s daily marked-to-market (net) obligation (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Portfolio may employ leverage to a greater extent than if the Portfolio has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.
The Portfolios are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to the Portfolios under the Commodity Exchange Act (the “CEA”), and therefore, are not subject to registration or regulation as a pool operator under the CEA.

On February 11, 2011, the CFTC proposed certain regulatory changes that would subject registered investment companies to regulation by the CFTC if a Portfolio invests in more than a prescribed level of its liquidation value in futures and certain other instruments, or if the Portfolio markets itself as providing investment exposure to such instruments. If these regulatory changes are ultimately adopted by the CFTC, a Portfolio and/or Trust may be subject to the CFTC requirements, and the disclosure and operations of the Portfolio and/or Trust would need to comply with applicable regulations governing commodity pools. Compliance with these additional registration and regulatory requirements would increase Portfolio expenses. The Adviser and Subadvisers may also be subject to CFTC regulation if the Portfolio or Trust were deemed to be a commodity pool.
OTHER INVESTMENT COMPANIES. The Portfolios may invest in securities of other investment companies (including ETFs such as SPDRs, DIAMONDS, Nasdaq 100 Shares and iSharesSM) subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on a Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Portfolio is subject to the above investment restrictions unless the Portfolio has received an order for exemptive relief from the SEC that is applicable to the Portfolio, and the Portfolio takes appropriate steps to comply with any conditions in such order. The SEC has issued an exemptive order to the Trust, which permits certain Portfolios to invest in ETFs and other investment companies beyond the limitations in the 1940 Act, subject to certain terms and conditions. In addition, certain ETFs also have similar exemptive orders. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. See also “Exchange Traded Funds.”
Under normal conditions, the SunAmerica Dynamic Allocation Portfolio invests approximately 70% to 90% of its assets in the securities of other investment companies.
REAL ESTATE INVESTMENT TRUSTS (“REITs”) pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the debt securities in the Portfolio’s portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management.
REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser/Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See “Investment Restrictions.”
ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.
Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser/Subadviser’s ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
SECURITIES LENDING. Consistent with applicable regulatory requirements, each Portfolio except the Cash Management Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day’s notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. A Portfolio may also suffer losses if the value of the securities in which cash collateral is invested declines. Each such Portfolio will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.
Since voting or consent rights accompanying loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the Adviser determines that the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan and that it is feasible to recall the loan on a timely basis.
Each Portfolio except the Cash Management Portfolio may lend securities; however, at the present time no Portfolio engages in securities lending.
SHORT SALES are effected by selling a security that a Portfolio does not own. Certain Portfolios may engage in short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) generally is treated as a sale by the Portfolio for federal income tax purposes. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales, except for the SunAmerica Dynamic Allocation Portfolio and Total Return Bond Portfolio which have no limitation. The High-Yield Bond Portfolio, SunAmerica Dynamic Allocation Portfolio and Total Return Bond Portfolio may also engage in short sales that are not “against the box.” In such a short transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete the short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Until a Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or other liquid securities, at such a level that the amount segregated plus the amount deposited as collateral will equal the current value of the security sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.
SHORT-TERM INVESTMENTS, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) for liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when an Adviser/Subadviser is unable to locate favorable investment opportunities; or (c) for temporary defensive purposes. Although each Portfolio may invest in short-term investments, the Cash Management Portfolio invests principally in short-term investments. Common short-term investments include, but are not limited to:
Limitations applicable to the Cash Management Portfolio. The policies of the Cash Management Portfolio, as discussed in the following paragraphs, are amended to reflect the following:
(1)	The Cash Management Portfolio may not purchase any “second-tier security” with a remaining maturity greater than 45 days. A second tier security is a security eligible for purchase by the Portfolio that has been rated by NRSROs in the in the second highest short-term rating category or determined by the investment adviser, pursuant to guidelines established by the Board of Trustees, to be of comparable quality.

(2)	No more than 3% of the Cash Management Portfolio’s assets may be invested in second-tier securities, including commercial securities and extendible commercial notes (“ECNs”) (change from the previous limit of 5%).

(3)	No more than 1/2 of 1% of the Cash Management Portfolio’s assets may be invested in second-tier securities issued by a single issuer (change from the previous limit of the greater of 1% or $1 million).
Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.
Commercial Bank Obligations are certificates of deposit (“CDs”) (interest-bearing time deposits), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because U.S. banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks. The Cash Management Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the Federal Deposit Insurance Corporation (“FDIC”).
Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations for a definite period of time and earning a specified return. The Cash Management Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the FDIC.
Commercial Paper are short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies, including variable amount master demand notes and floating rate or variable rate notes. The Cash Management Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in one of the two highest categories by any two or more nationally recognized statistical rating organizations (“NRSRO”) or one NRSRO if only one NRSRO has rated the security, or (b) other commercial paper deemed on the basis of the issuer’s creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 3% of the Cash Management Portfolio’s assets may be invested in commercial paper in the second highest rating category; no more than 1/2 of 1% of the Cash Management Portfolio’s assets may be invested in such securities of any one issuer.) See “Appendix - Corporate Bond and Commercial Paper Ratings” for a description of the ratings. The Cash Management Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.
Extendable Commercial Notes are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time. The Cash Management Portfolio may purchase ECNs only if judged by its Subadviser to be of suitable investment quality. This includes ECNs that are (a) rated in the two highest categories by S&P Rating Service, a division of the McGraw-Hill Companies, Inc. by Moody’s Investor Service, Inc. (“Moody’s”), Fitch Research (“Fitch”), or if unrated, determined by the Adviser/Subadviser to be of comparable quality, or (b) other ECNs deemed on the basis of the issuer’s creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 3% of the Cash Management Portfolio’s assets may be invested in ECNs in the second highest rating category; no more than 1/2 of 1% of the Cash Management Portfolio’s assets may be invested in such securities of any one issuer). See “Appendix - Corporate Bond and Commercial Paper Ratings” for a description of the ratings. The Cash Management Portfolio will not purchase ECNs described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.
Variable Amount Master Demand Notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. The Cash Management Portfolio’s investments in these instruments are limited to those that have a demand feature enabling the Cash Management Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days’ notice. Generally, the Cash Management Portfolio attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Adviser/Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser/Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S& P and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.
Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period. The Cash Management Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by S&P, Moody’s, Fitch, or if unrated, determined to be of comparable quality by the Adviser/Subadviser. See “Appendix — Corporate Bond and Commercial Paper Ratings” for description of investment-grade ratings by S&P and Moody’s.
U.S. Government Securities are debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC, and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.
Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser/Subadviser, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser/Subadviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio’s use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% (5% with respect to the Cash Management Portfolio) of the value of its total assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.
Money Market Funds. The Cash Management Portfolio is permitted to invest in other registered money market funds for temporary purposes and to the extent permitted under the 1940 Act, provided that the yield on such investment, net of fund fees and expenses, is greater than the yield available on other overnight investments.
SPECIAL SITUATIONS. As described in the applicable Prospectus(es), certain Portfolios may invest in “special situations.” A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and in demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment goals and strategies and is otherwise legally permissible under federal and state laws. The Prospectuses and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.
STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser/Subadviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
SWAPS. Interest-Rate Swaps, Currency Swaps, Options On Swaps and Interest-Rate Caps, Floors and Collars. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.
Portfolios, other than the Total Return Bond Portfolio, will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by S&P and Fitch or Aa or P-1 or better by Moody’s, or is determined to be of equivalent quality by the applicable Subadviser. The Total Return Bond Portfolio has the ability to enter into swaps and swap related transaction (such as caps and floors) if the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either A or better by S&P, Fitch and Moody’s.
Currently, the Global Bond Portfolio may invest up to 5% of its net assets in credit default swaps, currency swaps and option on swaps.
Credit default swaps. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the adviser/subadviser, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the adviser/subadviser, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.
For purposes of applying the Portfolios’ investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, in applying certain of the Portfolios’ investment policies and restrictions the Portfolio will value the credit default swap at its notional amount but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
CDXs are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which a Portfolio is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in other derivative instruments.
Currency Swaps. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.
Equity Swaps. Equity swaps, a type of total return swap, are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in various circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Portfolio’s obligations over its entitlements with respect to each equity swap. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio’s potential exposure, as permitted by applicable law, the Portfolio believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. A Portfolio intends to utilize inflation swap agreements where there is no exchange of cash payments until the maturity of the swap. These are sometimes called zero coupon inflation swaps. Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index.
Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swap discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.
The Capital Growth Portfolio may invest up to 15% of its net assets (together with other illiquid securities) on all structured securities not deemed to be liquid and swap transactions.
Mortgage Swaps. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.
Total Return Swaps. Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.
U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.
U.S. TREASURY INFLATION PROTECTION SECURITIES are issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.
Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.
VALUE INVESTING. A Portfolio’s emphasis on securities believed to be under-valued by the market uses a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to under-take exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Portfolio or that the Portfolio will achieve its investment goal.
When a Portfolio buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for a Portfolio to sell the securities or to value them based on actual trades.
WARRANTS give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. When-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will segregate cash or other liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)
To the extent a Portfolio engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser/Subadviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.
When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. An example of a when-issued or delayed-delivery security is a “to be announced” or “TBA” mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date, with no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.
ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio’s distribution obligations.
SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE
The Trust’s custodian, or a securities depository acting for the custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio’s entering into a closing transaction.
An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio’s net asset value being more sensitive to changes in the value of the underlying investments.

In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio’s investment objectives, legally permissible and adequately disclosed.
Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or other liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.
Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser/Subadviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.
If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser/Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.
SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK
BONDS AND SECURITIES RATINGS
HIGH-YIELD, HIGH-RISK BONDS may present certain risks, which are discussed below:
Sensitivity to Interest Rate and Economic Changes — High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s net asset value.
Payment Expectations — High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.

Liquidity and Valuation — There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.
The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser or Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.
The following points contain additional information regarding restrictions and/or requirements or restates previous information disclosed elsewhere in the applicable Prospectus(es) and/or SAI concerning the Portfolios’ investments in high-yield, high-risk bonds:
•	The Cash Management Portfolio invests only in securities determined, in accordance with procedures established by the Trust’s Board of Trustees, to present minimal credit risks. It is the current policy to invest only in instruments rated in the highest rating category by Moody’s and S&P (for example, commercial paper rated P-1 and A-1 by Moody’s and S&P, respectively) or in instruments that are issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities, as to the payment of principal and interest, or in other instruments rated in the highest two categories by either Moody’s or S&P, provided the issuer has commercial paper rated in the highest rating category by Moody’s and S&P.

•	The Corporate Bond Portfolio will generally invest in debt securities and preferred stocks rated below investment grade only to the extent that the Subadviser believes that lower credit quality of such securities is offset by more attractive yields, and only up to 35% of net assets. There is no limit with respect to the rating categories for securities in which the Portfolio may invest.

•	All securities purchased by the Global Bond Portfolio will be rated, at the time of purchase, at least BBB- by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, will be determined by the Adviser or Subadviser to be of comparable quality. However, at least 25% of the Portfolio’s total assets will be invested in securities having a rating from a NRSRO of AAA or Aaa at the time of purchase (as long as the overall credit quality of the Portfolio does not fall below a rating of A). Unrated securities will be determined by the Adviser or Subadviser to be of comparable quality. The debt securities in which the Portfolio will invest may have fixed, variable or floating interest rates. If a security satisfies the Portfolio’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Portfolio will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Portfolio to be lower than that stated in the applicable Prospectus(es). Furthermore, during this period, the Subadviser will only buy securities at or above the Portfolio’s average rating requirement.

•	The High-Yield Bond Portfolio may invest without limitation in bonds rated as low as Ca by Moody’s or C by S&P (or unrated but considered by its Subadviser of equivalent quality). In addition, the Portfolio may invest up to 10% of its total assets in bonds rated C by Moody’s or D by S&P.

•	The Balanced Portfolio may invest up to 15% of its total assets (measured at the time of investment) in securities rated below BBB by S&P or Baa3 by Moody’s.

•	The MFS Total Return Portfolio may invest in fixed income securities rated Baa by Moody’s or BBB by S&P or Fitch and comparable unrated securities. The Portfolio may also invest up to 10% in securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch and comparable unrated securities (“junk bonds”).

•	The SunAmerica Dynamic Allocation Portfolio normally does not expect to have more than 5% of total assets allocated to Underlying Portfolios investing primarily in high-yield, high-risk bonds.

•	The Equity Opportunities Portfolio may invest in convertible securities without regard to their rating. The non-convertible fixed income securities in which the Equity Opportunities Portfolio may invest must be rated, at the time of purchase, BBB or better by S&P, Baa by Moody’s or BBB by Fitch. If a security loses its rating or has its rating reduced after the Portfolio has purchased it, the Portfolio is not required to sell the security, but will consider doing so.

•	The Alliance Growth and Fundamental Growth Portfolios may invest up to 10% in convertible securities rated below BBB by S&P or Baa by Moody’s or be determined by the Subadviser to be of comparable quality (i.e., junk bonds).

•	The Real Estate Portfolio may not invest more than 5% of its total assets in junk bonds.

•	The Small Company Value Portfolio and Small & Mid Cap Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.

•	The Telecom Utility Portfolio may invest up to 20% of its net assets in less than investment grade debt obligations.

•	The Foreign Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.

•	The Mid-Cap Growth Portfolio may invest up to 10% of its net assets in non-convertible fixed income securities rated Baa or lower by Moody’s or BBB or lower by S&P or Fitch and comparable unrated securities.

•	The International Growth and Income Portfolio may invest up to 20% of its total assets in bonds rated as low as C by Moody’s or S&P.

•	The Emerging Markets Portfolio may invest in both higher-rated and lower-rated fixed income securities and is not subject to any restrictions based on credit rating.

•	The Aggressive Growth, Davis Venture Value, “Dogs” of Wall Street, Equity Index, Global Equities, Growth-Income, International Diversified Equities, MFS Massachusetts Investors Trust and Technology Portfolios may not invest in junk bonds.
Ratings may include additional modifiers, such as plus (+) or minus (-), or numeric modifiers, as applicable, to the nationally recognized rating organization.
U.S. CORPORATE HIGH-YIELD FIXED INCOME SECURITIES offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and Portfolios may invest up to 10% of their total assets in equity features, such as conversion rights or warrants, subject to the following:
•	The High-Yield Bond and Total Return Bond Portfolios may invest up to 10% of their total assets in equity securities other than preferred stock (e.g., common stock, warrants and rights and limited partnership interests).

•	The Corporate Bond Portfolio may hold up to 5% of its total assets in equity securities received in connection with fixed income securities owned by the Portfolio.

•	The Cash Management, Global Bond, Equity Index, Davis Venture Value, “Dogs” of Wall Street and Global Equities Portfolios may not invest in warrants.

•	The Cash Management, Global Bond, Equity Index, Growth-Income, Davis Venture Value, “Dogs” of Wall Street and Alliance Growth Portfolios may not invest in rights.

Portfolios may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.
SUPPLEMENTAL INFORMATION CONCERNING UTILITY COMPANIES
CERTAIN RISK FACTORS AFFECTING UTILITY COMPANIES. The Telecom Utility and Real Estate Portfolios may invest in equity and debt securities of utility companies. There are certain risks and considerations affecting utility companies, and the holders of utility company securities, that an investor should take into account when investing in those securities. Factors that may adversely affect utility companies include: difficulty in financing large construction programs during inflationary periods; technological innovations that may cause existing plants, equipment, or products to become less competitive or obsolete; the impact of natural or man-made disaster (especially on regional utilities); increased costs or reductions in production due to the unavailability of appropriate types of fuels; seasonally or occasionally reduced availability or higher cost of natural gas; and reduced demand due to energy conservation among consumers. These revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. Furthermore, utility securities tend to be interest rate sensitive.
In addition, most utility companies in the United States and in foreign countries are subject to government regulation. Generally, the purpose of such regulation is to ensure desirable levels of service and adequate capacity to meet public demand. To this end, prices are often regulated to enable consumers to obtain service at what is perceived to be a fair price, while attempting to provide utility companies with a rate of return sufficient to attract capital investment necessary for continued operation and necessary growth. Utility regulators permit utilities to diversify outside of their original geographic regions and their traditional lines of business. While the Subadviser of the relevant Portfolio believes that these opportunities will permit certain utility companies to earn more than their traditional regulated rates of return, other companies may be forced to defend their core business and may be less profitable. Of course, there can be no assurance that the regulatory policies described in this paragraph will continue in the future.
In addition to the effects of regulation described in the previous paragraph, utility companies may also be adversely affected by the following regulatory considerations: (i) the development and implementation of a national energy policy; (ii) the differences between regulatory policies of different jurisdictions (or different regulators that have concurrent jurisdiction); (iii) shifts in regulatory policies; (iv) adequacy of rate increases; (v) future regulatory legislation; and (vi) the potential effects of a deregulated environment.
Foreign utility companies may encounter different risks and opportunities than those located in the United States. Foreign utility companies may be more heavily regulated than their United States counterparts. Many foreign utility companies currently use fuels that cause more pollution than fuels used by United States utilities. In the future, it may be necessary for such foreign utility companies to invest heavily in pollution control equipment or otherwise meet pollution restrictions. Rapid growth in certain foreign economies may encourage the growth of utility industries in those countries.
In addition to the foregoing considerations, which affect most utility companies, there are specific considerations that affect specific utility industries:
Electric. The electric utility industry is composed of companies engaged in the generation, transmission, and sale of electric energy. Electric utility companies may be affected either favorably or unfavorably, depending upon the circumstances, by the following: fuel costs; financing costs; size of the region in which sales are made; operating costs; environmental and safety regulations; changes in the regulatory environment; and the length of time needed to complete major construction projects.
In the United States, the construction and operation of nuclear power facilities is subject to a high degree of regulatory oversight by the Nuclear Regulatory Commission and state agencies with concurrent jurisdiction. In addition, the design, construction, licensing, and operation of nuclear power facilities are often subject to lengthy delays and unanticipated costs due to changes in regulatory policy, regional political actions, and lawsuits. Furthermore, during rate authorizations, utility regulators may disallow the inclusion in electric rates of the higher operating costs and expenditures resulting from these delays and unanticipated costs, including the costs of a nuclear facility that a utility company may never be able to use.
Telecommunications. The telephone industry is large and highly concentrated. The greatest portion of this segment is comprised of companies that distribute telephone services and provide access to the telephone networks. While many telephone companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry.
Cable television companies are typically local monopolies, subject to scrutiny by both utility regulators and municipal governments. Emerging technologies and legislation encouraging local competition are combining to threaten these monopolies and may slow future growth rates of these companies. The radio telecommunications segment of this industry, including cellular telephone, is in its early developmental phase and is characterized by emerging, rapidly growing companies.
Gas. Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. While gas utility companies have in the recent past been adversely affected by disruptions in the oil industry, increased concentration, and increased competition, the Subadviser believes that environmental considerations should benefit the gas industry in the future.
Water. Water utility companies purify, distribute, and sell water. This industry is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. The Subadviser believes that favorable investment opportunities may result if anticipated consolidation and foreign participation in this industry occurs.
SUPPLEMENTAL INFORMATION ABOUT INDEX AND PASSIVELY-MANAGED FUNDS
The investment goal of the Equity Index Portfolio is investment results that correspond with the performance of the stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”). The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The Equity Index Portfolio may trade in AIG stock if such stock is represented in the S&P 500 Index.
The “Dogs” of Wall Street Portfolio, which employs a passively managed strategy based on the selection criteria described in the applicable Prospectus, will not purchase AIG stock even though such stock may from time to time be eligible for selection as one of the Portfolio’s 30 stocks.
INVESTMENT RESTRICTIONS
The Trust has adopted the following investment restrictions for each Portfolio that cannot be changed without approval by a majority of its outstanding voting securities. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.
Investment Restrictions of the Cash Management Portfolio
The Cash Management Portfolio has adopted the following restrictions that are fundamental policies. These fundamental policies cannot be changed without approval by a majority of its outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Cash Management Portfolio may not:
     1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio’s total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress.
     2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.
     3. Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

     4. Make loans to others except: (a) for the purchase of the debt securities listed above under its Investment Policies; or (b) as otherwise permitted by exemptive order of the SEC.
     5. Borrow money, except for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio’s total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.
     6. Sell securities short except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.
     7. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.
In addition to the foregoing, the Cash Management Portfolio has adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, the Cash Management Portfolio may not:
     a. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Portfolio’s total assets would be so invested.
     b. Pledge or hypothecate its assets.
     c. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.
     d. Invest in securities of other investment companies except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.
     e. Invest more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. government); provided however, that the Cash Management Portfolio may invest, as to 25% of its assets, more than 5% of its assets in certain high quality securities (in accordance with Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days. Notwithstanding fundamental investment restriction Number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Portfolio has adopted this more restrictive policy. The purchase by the Cash Management Portfolio of securities that have “put” or “stand-by” commitment features are not considered “puts” for purposes of non-fundamental investment restriction c above.
It is the investment management policy of the Cash Management Portfolio not to issue senior securities and not to invest in real estate, commodities or commodities contracts.
Investment Restrictions of the Aggressive Growth, Alliance Growth, Balanced, Blue Chip Growth, Corporate Bond, Davis Venture Value, “Dogs” Of Wall Street, Emerging Markets, Equity Index, Equity Opportunities, Foreign Value, Global Bond, Global Equities, Growth-Income, Growth Opportunities, High-Yield Bond, International Diversified Equities, International Growth and Income, Marsico Focused Growth, MFS Massachusetts Investors Trust, Mid-Cap Growth, MFS Total Return, Fundamental Growth, Real Estate, Small & Mid Cap Value, Small Company Value, Capital Growth, SunAmerica Dynamic Allocation, Technology, Telecom Utility, and Total Return Bond Portfolios.
The Aggressive Growth, Alliance Growth, Balanced, Blue Chip Growth, Capital Growth, Corporate Bond, Davis Venture Value, “Dogs” of Wall Street, Emerging Markets, Equity Index, Equity Opportunities, Foreign Value, Fundamental Growth, Global Bond, Global Equities, Growth-Income, Growth Opportunities, High Yield Bond, International Diversified Equities, International Growth and Income, Marsico Focused Growth, MFS Massachusetts Investors Trust, MFS Total Return, Mid-Cap Growth, Real Estate, Small & Mid Cap Value, Small Company Value, SunAmerica Dynamic Allocation, Technology, Telecom Utility and Total Return Bond Portfolios have each adopted the following investment restrictions that are fundamental policies. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. These Portfolios may not:

     1. Other than the Global Bond, Total Return Bond, “Dogs” of Wall Street, Mid-Cap Growth, and Marsico Focused Growth Portfolios, invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, provided that this Limitation shall apply only to 75% of the value of the Portfolio’s total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.
     2. As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer. This restriction does not apply to the Global Bond, Total Return Bond, “Dogs” of Wall Street Growth, Mid-Cap Growth and Marsico Focused Growth Portfolios.
     3. Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry, except that the Telecom Utility Portfolio will invest at least 25% of its total assets in the securities of utility companies, the Real Estate Portfolio will invest at least 25% of its total assets in the securities of real estate companies, the Technology Portfolio will invest at least 25% of its assets in the securities of issuers in the technology industry and the “Dogs” of Wall Street Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investments would be selected according to stock selection criteria. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. With respect to all Portfolios other than the Telecom Utility Portfolio, as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries.
     4. Invest in real estate (including in the case of all Portfolios except the Equity Index, Real Estate and Small Company Value Portfolios limited partnership interests, but excluding in the case of all Portfolios securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent a Portfolio from investing in securities secured by real estate or interests therein.
     5. Purchase commodities or commodity contracts; except that any Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.
     6. Borrow money, except to the extent permitted by applicable law or regulatory approval.
     7. Purchase securities or evidences of interest therein on margin, except that the Portfolios may obtain such short-term credit as may be necessary for the clearance of any transaction.
     8. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.
In addition to the foregoing, the Corporate Bond, Global Bond, High-Yield Bond, Total Return Bond, Balanced, MFS Total Return, Telecom Utility, Equity Index, Growth-Income, Equity Opportunities, Davis Venture Value, “Dogs” of Wall Street, Alliance Growth, Capital Growth, MFS Massachusetts Investors Trust, Fundamental Growth, Blue Chip Growth, Real Estate, Small Company Value, Mid-Cap Growth, Aggressive Growth, Growth Opportunities, Marsico Focused Growth, Small & Mid Cap Value, Foreign Value, International Growth and Income, Global Equities, International Diversified Equities, Emerging Markets and Technology Portfolios have each adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, such Portfolios may not:
     a. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s total assets would be so invested.
     b. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.
     c. Other than the Emerging Markets Portfolio, pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Corporate Bond, High-Yield Bond, Total Return Bond, Balanced, Telecom Utility, Equity Opportunities and Aggressive Growth Portfolios may pledge assets in reverse repurchase agreements.
     d. Invest in companies for the purpose of exercising control or management.
     e. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.
     f. Sell securities short except to the extent permitted by applicable law.
     g. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.
     h. Issue any senior securities except as permitted by the 1940 Act, other than, with respect to Equity Index and Small Company Value Portfolios, as set forth in investment restriction number 6 above and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.
Notwithstanding the above restrictions, the “Dogs” of Wall Street, the Mid-Cap Growth and Total Return Bond Portfolio are each operating as a diversified investment company, and may not revert to a non-diversified investment company unless shareholders of each Portfolio approve such action.
TRUST OFFICERS AND TRUSTEES
The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SACS and other affiliates of SunAmerica.

Disinterested Trustees

				Number of
				Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Name and Age	Trust	Time Served[1]	During Past 5 Years	Trustee[2,3]	Held by Trustee[4]
Garrett F. Bouton Age: 67	Trustee	March 2007-Present	Retired (2003-Present); Managing Director and CEO, Barclays Global Investors (1996-2003).	57	Chairman/Director, The LECG Company (consulting services) (2006-20100.

Carl D. Covitz Age: 72	Trustee	February 2001-Present	Owner and President, Landmark Capital, Inc. 1973-Present).	57	Director, Arden Realty Inc. (real estate) (1995-2006).

Jane Jelenko Age: 63	Trustee	September 2006-Present	Retired Partner KPMG, LLP and Managing Director of Bearingpoint, Inc. (formerly KPMG Consulting).	57	Director, Countrywide Bank (banking) (2003-2008); and Director, Cathay General Bancorp and Cathay Bank (banking) (2012).

Gilbert T. Ray Age: 67	Trustee	February 2001-Present	Retired Partner, O’Melveny & Myers LLP (law firm) (since 2000); and Attorney (1972-2000) thereof.	57	Director, Advance Auto Parts, Inc. (retail-auto & home supply stores) (since 2002); Director, Wattson, Wyatt Worldwide (services — management consulting services) (2000-2009); Director, DineEquity (services — restaurant) (since 2004); Director, Diamond Rock Hospitality (financial — real estate) (since 2005); Director, Towers Watson & Co. (services-management consulting services) (since 2010).

Allan L. Sher Age: 80	Trustee	January 1997-Present	Retired, Brokerage Executive (1992-Present).	57	Director, Bowl America Incorporated (1997-Present).

Bruce G. Willison Age: 63	Trustee and Chairman	February 2001-Present	Chairman and CEO, Grandpoint Capital Advisors (since 2009) (investment banking); Professor of Management, Anderson School at UCLA (2006-Present); Dean, Anderson School at UCLA (1999-2005).	57	Director, GrandPoint Capital Inc (banking). (since 2011); Director, Indy Mac Bancorp (banking) (2003-2008); Director, Move, Inc. (real estate agents & managers) (since 2003); Director, Healthnet International, Inc. (business services) (since 2000).

Interested Trustee

Number of
Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Name and Age	Trust	Time Served[1]	During Past 5 Years	Trustee[2,3]	Held by Trustee[4]
Jana W. Greer [5] Age: 60	Trustee	February 2001-Present	President (since 1996) and Chief Executive Officer (since 2008), SunAmerica Retirement Markets, Inc., Executive Vice President (since 2001) and Director (since 1999), AIG Retirement Services, Inc.; President (since 2002) and Director (since 1992), SAAL; President (since 2006) and Director (since 1988), SunAmerica Life Insurance Company.	57	None.

[1]	Trustees serve until their successors are duly elected and qualified.

[2]	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the SunAmerica Series Trust (36 portfolios); SunAmerica Specialty Series (6 funds); SunAmerica Money Market Funds, Inc. (2 funds); SunAmerica Income Funds (4 funds); SunAmerica Focused Alpha Growth Fund, Inc. (1 fund); SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund); SunAmerica Series, Inc. (14 portfolios); SunAmerica Equity Funds (3 funds); Anchor Series Trust (8 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); VALIC Company I (33 funds); VALIC Company II (15 funds); and Seasons Series Trust (21 portfolios).

[3]	Number includes the Trust (36 portfolios) and Seasons Series Trust (21 portfolios).

[4]	Directorships of Companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

[5]	Ms. Greer is considered to be an Interested Trustee because she serves as President of SunAmerica Retirement Markets, Inc., Executive Vice President and Director of AIG Retirement Services, Inc., and President and Director of SAAL affiliates of the Adviser.
Officers

Number
of
Portfolios
in Fund
	Position(s)			Complex	Other
	Held with	Length of	Principal Occupation(s)	Overseen	Directorship(s) Held
Name and Age	Trust	Time Served	During Past 5 Years	by Officer	by Officer
John T. Genoy Age: 43	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).	N/A	N/A

Donna M. Handel Age: 45	Treasurer	2002 to Present	Senior Vice President, SunAmerica (2004 to Present).	N/A	N/A

Number
of
Portfolios
in Fund
	Position(s)			Complex	Other
	Held with	Length of	Principal Occupation(s)	Overseen	Directorship(s) Held
Name and Age	Trust	Time Served	During Past 5 Years	by Officer	by Officer
Gregory N. Bressler Age: 45	Secretary and General Counsel	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present);.	N/A	N/A

Katherine Stoner Age: 55	Chief Compliance Officer	May 2011 to Present	Vice President, SAAMCo (May 2011 to Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”) and Western National Life Insurance Company (“WNL”) (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to Present); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010 to Present).	N/A	Director, American General Distributors, Inc. (2006 to 2011).

Gregory R. Kingston Age: 45	Vice President and Assistant Treasurer	2002 to Present	Vice President, SunAmerica (2001 to Present).	N/A	N/A

Nori L. Gabert Age: 58	Vice President and Secretary	2005 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present).	N/A	N/A

Matthew J. Hackethal Age: 40	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SunAmerica (2007 to Present); Vice President, Credit Suisse Asset Management (2001 to 2006).	N/A	N/A
Leadership Structure of the Board of Trustees
Overall responsibility for oversight of the Trust and its Portfolios rests with the Board of Trustees (the “Board”). The Trust, on behalf of the Portfolios, has engaged SunAmerica and for certain Portfolios, has engaged a Subadviser, to manage the Portfolios on a day-to day basis. The Board is responsible for overseeing SunAmerica and the Subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently composed of seven members, six of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive sessions, at which no trustee who is an interested person of SunAmerica is present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Mr. Willison, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadvisers and the Portfolios’ other service providers (including the Trust’s distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board of Trustees and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 20 years of experience in the banking industry. He is currently a Professor of Management at the UCLA Anderson School of Management. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experiences serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.
Garrett F. Bouton. Mr. Bouton has served as a Trustee since 2007. He is a retired senior executive with over 25 years experience in the investment services industry. Mr. Bouton also serves as a board member on non-profit organizations.
Carl D. Covitz. Mr. Covitz has served as a Trustee since 2001. He has more than 25 years of executive and business experience in the real estate and investment industries. Mr. Covitz also has broad corporate governance experience from serving on boards of directors for more than 15 years.
Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for twenty-five years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.
Gilbert T. Ray. Mr. Ray has served as a Trustee since 2001. He is a retired partner of O’Melveny & Meyers LLP, with more than 25 years of business experience as an attorney. Mr. Ray has extensive experience with conventional corporate and tax exempt transactions, as well as international finance. His experience as an attorney allows Mr. Ray to provide guidance on legal and fiduciary matters. Mr. Ray has broad experience serving as a director on several other boards. Mr. Ray’s service as a director and committee chair on several public companies provides the Trusts with valuable insights into compensation, audit and governance issues.
Allan L. Sher. Mr. Sher has served as a Trustee since 1997. He is a retired senior executive of a securities brokerage firm. Mr. Sher has over 10 years experience serving as a director on other boards. Mr. Sher has 50 years of experience in the securities industry, including serving as a broker, manager and Chief Executive Officer (“CEO”) of a securities firm. Mr. Sher has also served as a CEO of a money management firm. Mr. Sher is a former board member of the American Stock Exchange.
Jana W. Greer. Ms. Greer has served as a Trustee of the portfolios in the Fund complex since 2001. As President and CEO of SunAmerica Retirement Markets, she heads the variable annuity business through which contracts offering portfolios in the Fund complex are marketed and sold. A veteran of the insurance and financial services industry, she has more than 35 years of experience with the SunAmerica companies and the annuity industry, including past service as a director of one of the largest retirement savings industry associations. Ms. Greer is president and a director of two affiliated life insurance companies, as well as serving on the boards of several educational institutions and other non-profit organizations.
The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SAAMCo or its affiliates. For the Trust and Seasons Series Trust (the “Annuity Funds”), an annual fee of $120,000, plus $2,500 for each regularly scheduled meeting attended and expenses is paid to each Trustee who is not an officer or employee of SAAL or its affiliates for attendance at meetings of the Board of Trustees. Trustees will be compensated for participation telephonically at the regularly scheduled Board Meetings. For participation in telephonic meetings or in-person meetings that are not considered part of the regularly scheduled Board Meetings, a participation fee of $2,500 will be paid. The Independent Chairman receives an additional retainer fee of $67,500. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.
Each Disinterested Trustee serves on each Committee of the Board of Trustees and Ms. Greer serves on the Ethics Committee. Members of each Committee serve without compensation. Mr. Sher, as Audit Committee Chair, receives an additional retainer fee of $12,500. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met three times during the fiscal year ending January 31, 2011.
The Nomination and Governance Committee (the “Nomination Committee”) recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. The Nomination Committee reviews at least annually the independence of the independent trustees and independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. Mr. Ray serves as the Chair of the Nomination Committee. The Nomination Committee met two times during the fiscal year ended January 31, 2011.
The Ethics Committee is responsible for applying the Code of Ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met once during the fiscal year ended January 31, 2011.
As of November 30, 2011, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.
TRUSTEE OWNERSHIP OF PORTFOLIO SHARES
The following table shows the dollar range of shares beneficially owned by each Trustee.
Independent Trustees

			AGGREGATE DOLLAR RANGE OF EQUITY
			SECURITIES IN ALL REGISTERED
	DOLLAR RANGE OF EQUITY		INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE	SECURITIES IN THE TRUST [1]		TRUSTEE IN FAMILY OF INVESTMENT COMPANIES[2]
Garrett F. Bouton	0		0
Carl D. Covitz	0		0
Jane Jelenko	0	—	0	—
Gilbert T. Ray	0	—	0	—
Allan L. Sher	0		0
Bruce G. Willison	0		0
Interested Trustee

		AGGREGATE DOLLAR RANGE OF EQUITY
		SECURITIES IN ALL REGISTERED
	DOLLAR RANGE OF EQUITY	INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE	SECURITIES IN THE TRUST	TRUSTEE IN FAMILY OF INVESTMENT COMPANIES[2]
Jana W. Greer	0	0

1	Includes the value of shares beneficially owned by each Trustee in each Portfolio of each Trust as of December 31, 2010. Where a Trust is not listed with respect to a Trustee, the Trustee held no shares of the Trust.

2	Includes the Trust (36 portfolios) and Seasons Series Trust (21 portfolios).
As of November 30, 2011, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in the Adviser or SunAmerica Capital Services, Inc. (the “Distributor”) or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.
Compensation Table
The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of SAAL or its affiliates, for his/her services as Trustee for the fiscal year ended January 31, 2011.

		PENSION OR RETIREMENT
	AGGREGATE	BENEFITS ACCRUED AS	TOTAL COMPENSATION FROM
	COMPENSATION	PART OF	TRUST AND FUND COMPLEX
TRUSTEE	FROM TRUST	TRUST EXPENSES	PAID TO TRUSTEES *
Garrett Bouton	$88,750	—	$135,000
Carl D. Covitz	88,750	—	135,000
Jane Jelenko	88,750	—	135,000
Gilbert T. Ray	88,750	—	135,000
Allan L. Sher	96,887	—	147,500
Bruce G. Willison	132,686	—	202,500

*	As of January 31, 2011, the Fund Complex included the Trust (35 portfolios), SunAmerica Specialty Series (3 funds) SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (5 funds), SunAmerica Series, Inc. (14 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund) VALIC Company I (33 funds), VALIC Company II (15 funds), and Seasons Series Trust (21 portfolios).

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SAAMCo to handle the management of the Trust and its day-to-day affairs. The Adviser is a wholly-owned subsidiary of SAAL, which in turn is an indirect wholly owned subsidiary of American International Group, Inc. (“AIG”), a U.S.-based international insurance organization.
AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.
On September 22, 2008, AIG, the ultimate parent of SAAMCo, entered into a revolving credit facility (“FRBNY Credit Facility”) with the Federal Reserve Bank of New York (“NY Fed”). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG’s outstanding stock.
On January 14, 2011, AIG completed a series of previously announced integrated transactions (the “Recapitalization”) to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG’s Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.
Terms of the Advisory Agreement
The Advisory Agreement provides that the Adviser shall act as investment adviser to each Portfolio, manage each Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of the Adviser’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.
The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The Agreement also provides for automatic termination upon assignment.
Under the terms of the Advisory Agreement, the Adviser is not liable to the Trust or any Portfolio, or to any other person, for any act or omission by it or for any losses sustained by a Portfolio or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Advisory Fees
As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

FEE RATE
(as a % of average daily
PORTFOLIO	net asset value)
Aggressive Growth Portfolio[1]	.75% to $100 million ..675% next $150 million ..625% next $250 million ..60% over $500 million

Alliance Growth Portfolio	.70% to $50 million ..65% next $100 million ..60% over $150 million

Balanced Portfolio	.70% to $50 million ..65% next $100 million ..60% next $150 million ..55% next $200 million ..50% over $500 million

Blue Chip Growth Portfolio	.70% to $250 million ..65% next $250 million ..60% over $500 million

Capital Growth Portfolio	.90% to $50 million ..85% next $150 million ..80% over $200 million

Cash Management Portfolio[2]	.475% to $100 million ..45% next $400 million ..425% over $500 million ..40% over $1 billion

Corporate Bond Portfolio	.70% to $50 million ..60% next $100 million ..55% next $100 million ..50% over $250 million

Davis Venture Value Portfolio	.80% to $100 million ..75% next $400 million ..70% over $500 million

“Dogs” of Wall Street Portfolio	.60%

Emerging Markets Portfolio	1.15% to $100 million 1.10% next $100 million 1.05% over $200 million

Equity Index Portfolio	.40%

Equity Opportunities Portfolio	.80% to $50 million

FEE RATE
(as a % of average daily
PORTFOLIO	net asset value)
.75% next $200 million .70% over $250 million

Foreign Value Portfolio	1.025% to $50 million .865% next $150 million .775% next $300 million .75% over $500 million

Fundamental Growth Portfolio	.85% to $150 million .80% next $150 million .70% over $300 million

Global Bond Portfolio	.75% to $50 million .65% next $100 million .60% next $100 million .55% over $250 million

Global Equities Portfolio	.90% to $50 million .80% next $100 million .70% next $150 million .65% over $300 million

Growth-Income Portfolio	.70% to $50 million .65% next $100 million .60% next $150 million .55% next $200 million .50% over $500 million

Growth Opportunities Portfolio	.75% to $250 million .70% next $250 million .65% over $500 million

High-Yield Bond Portfolio	.70% to $50 million .65% next $100 million .60% next $100 million .55% over $250 million

International Diversified Equities Portfolio	.85% to $250 million .80% next $250 million .75% over $500 million

International Growth and Income Portfolio	1.00% to $150 million .90% next $150 million .80% over $300 million

Marsico Focused Growth Portfolio	.85%

FEE RATE
(as a % of average daily
PORTFOLIO	net asset value)
MFS Massachusetts Investors Trust	.70% to $600 million
Portfolio	.65% next $900 million .60% over $1.5 billion

MFS Total Return Portfolio[3]	.70% to $50 million .65% next $450 million .625% next $250 million .595% next $250 million .575% over $1 billion

Mid-Cap Growth Portfolio	.80% to $100 million .75% over $100 million

Real Estate Portfolio	.80% to $100 million .75% next $400 million .70% over $500 million

Small & Mid Cap Value Portfolio	.95% to $250 million .90% over $250 million

Small Company Value Portfolio	1.00% to $200 million .92% next $300 million .90% over $500 million

SunAmerica Dynamic Allocation Portfolio	.25% to $1.5 billion ..22% next $1.5 billion ..20% over $3 billion

Technology Portfolio	1.00% to $250 million .95% next $250 million .90% over $500 million

Telecom Utility Portfolio	.75% to $150 million .60% next $350 million .50% over $500 million

Total Return Bond Portfolio[4]	.60%

[1]	The Adviser has voluntarily agreed to waive 0.15% of investment advisory fees for the Aggressive Growth Portfolio for the period May 1, 2011 through July 31, 2011. The voluntary waiver may be equal to or less than 0.45% to the extent assets in the Portfolio increase above $100 million during the period in which the waiver is in effect.

[2]	The Adviser shall be paid a composite fee based on the aggregate assets it manages for both SunAmerica Series Trust and Seasons Series Trust Cash Management Portfolios.

[3]	Prior to November 1, 2008, the advisory fees for the MFS Total Return Portfolio were as follows: 0.70% to $50 million 0.65% over $50 million

[4]	Prior to May 1, 2008, the advisory fees for the Total Return Bond Portfolio were as follows: 0.80% to $350 million 0.75% over $350 million
The following table sets forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Advisory Agreement for the last three fiscal years ended January 31. No information is provided for the SunAmerica Dynamic Allocation Portfolio, which is expected to commence operations on January 23, 2012.

Portfolio	2011	2010	2009
Aggressive Growth	$507,234	$442,230	$705,163
Alliance Growth	2,681,006	2,715,504	3,776,524
Balanced	874,586	800,342	1,038,994

Portfolio	2011	2010	2009
Blue Chip Growth	339,933	213,570	260,754
Capital Growth*	593,638	561,562	609,522
Cash Management	1,875,907	2,770,371	3,076,405
Corporate Bond	5,264,522	4,698,161	4,547,649
Davis Venture Value	9,781,062	9,270,495	12,978,628
“Dogs” of Wall Street	303,831	258,581	373,997
Emerging Markets	3,080,587	2,607,905	3,089,356
Equity Index**	70,240	67,885	99,205
Equity Opportunities	763,369	748,888	1,094,841
Foreign Value	3,831,591	3,276,156	3,783,182
Fundamental Growth*****	1,290,226	1,207,264	1,546,939
Global Bond	1,746,840	1,624,462	1,793,582
Global Equities	927,864	881,068	1,340,814
Growth-Income	1,440,826	1,473,201	2,224,520
Growth Opportunities	940,082	629,268	533,380
High-Yield Bond	1,778,840	1,617,663	1,599,456
International Diversified Equities	2,693,040	2,662,989	3,754,065
International Growth and Income***	3,372,344	3,257,797	4,040,742
Marsico Focused Growth	764,009	630,430	922,141
MFS Massachusetts Investors Trust	1,634,760	1,262,019	1,270,911
MFS Total Return	4,860,565	4,817,410	6,270,624
Mid-Cap Growth	1,219,354	1,043,428	1,382,649
Real Estate	1,917,132	1,456,081	1,800,803
Small & Mid Cap Value	4,234,119	3,285,074	3,393,730
Small Company Value	1,532,566	1,090,498	984,042
Technology****	404,202	332,338	377,371
Telecom Utility	271,316	265,351	391,125
Total Return Bond	3,210,699	1,971,983	847,454

*	The Adviser voluntarily agreed to, until further notice, waive 0.05% of investment advisory fees for the Capital Growth Portfolio. For the fiscal years ended January 31, 2011, 2010 and 2009, the amount of advisory fees waived were $33,449, $31,565 and $34,391, respectively.

**	The Adviser voluntarily agreed to, until further notice, waive 0.05% of investment advisory fees for the Equity Index Portfolio. For the fiscal years ended January 31, 2011, 2010 and 2009, the amount of advisory fees waived were $8,780, $8,484 and $12,404, respectively.

***	The Adviser voluntarily agreed to, until further notice, waive 0.05% of investment advisory fees for the International Growth & Income Portfolio. For the fiscal years ended January 31, 2011, 2010 and 2009, the amount of advisory fees waived were $182,646, $175,775 and $38,545, respectively.

****	The Adviser voluntarily agreed to, until further notice, waive 0.10% of investment advisory fees for the Technology Portfolio. For the fiscal years ended January 31, 2011, 2010 and 2009, the amount of advisory fees waived were $40,420, $33,234 and $37,737, respectively.

*****	The Adviser voluntarily agreed to, until further notice, waive 0.05% of investment advisory fees for the Fundamental Growth Portfolio. The fee concession for the Fundamental Growth Portfolio is only valid through September 2011. For the fiscal year ended January 31, 2011 and 2010, the amount of advisory fees waived were $76,037 and $26,307.
For certain Portfolios, the Adviser has voluntarily agreed to reimburse expenses, if necessary, to keep annual operating expense at or below the following percentage of each Portfolio’s average net assets: Equity Index Portfolio 0.55% for Class 1 shares; Blue Chip Growth Portfolio 0.85%, 1.00% and 1.10% for Class 1 shares, Class 2 shares and Class 3 shares, respectively. The Adviser may voluntarily reimburse additional amounts to increase returns to a Portfolio’s investors. Any such waivers or reimbursements will continue indefinitely, but may be terminated at any time. These voluntary waivers and/or reimbursements, with the exception of advisory fee waivers, are subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the expense limitations described above.
Pursuant to an Expense Limitation Agreement between the Adviser and the Trust, on behalf of the SunAmerica Dynamic Allocation Portfolio, the Adviser has contractually agreed, for the period from the SunAmerica Dynamic Allocation Portfolio’s inception through April 30, 2013, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses exceed 0.55%. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. Any waivers or reimbursements made by the Adviser with respect to the SunAmerica Dynamic Allocation Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and remain in compliance with the applicable expense limitations. This agreement may be modified or discontinued prior to April 30, 2013, only with the approval of the Board of Trustees of the Trust, including a majority of the Independent Trustees.
For the last three fiscal years ended January 31, SunAmerica voluntarily waived fees or reimbursed expenses for all classes of shares, which are not included as part of the advisory fee table as follows:

Portfolio	2011	2010	2009
Blue Chip Growth	$41,292	$37,772	$43,809
Equity Index	49,344	45,161	52,141
The remaining balances subject to recoupment are as follows:

Portfolio	2011	2010	2009
Blue Chip Growth	$79,014	$81,531	$68,871
Equity Index	94,505	$97,497	86,091

SUBADVISORY AGREEMENTS
AllianceBernstein, BofA Advisors, CMIA, Davis, Federated, Franklin, GSAM-International, Invesco, JP Morgan, Marsico, MFS, MSIM, Oppenheimer, PIMCO, PineBridge, Putnam, Templeton and WellsCap act as Subadvisers to certain of the Trust’s Portfolios pursuant to various Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers’ fees.
AllianceBernstein is an indirect majority-owned subsidiary of AXA Financial, Inc. AllianceBerstein does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Value Equities, a unit of AllianceBernstein. BofA Advisors is a wholly-owned subsidiary of Bank of America NA, which in turn is a wholly owned banking subsidiary of Bank of America Corporation. CMIA is a wholly owned subsidiary of Ameriprise Financial Inc., Davis is a Colorado limited partnership. Federated is a wholly-owned subsidiary of Federated Investors, Inc. Franklin is a wholly owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial service industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources Inc. GSAM-International is a unit of the Investment Management Division (“IMD”), a subsidiary of Goldman Sachs Company, Inc. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company. JP Morgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. Marsico is an indirect subsidiary of Marsico Group, LLC, a limited liability company. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MSIM is a subsidiary of Morgan Stanley. OppenheimerFunds, Inc. is a wholly owned subsidiary of Oppenheimer Acquisition Corp., which is in turn majority owned by the Massachusetts Mutual Life Insurance Company. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America, L.P (“AGI LP”). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. PineBridge is a Delaware limited liability company and is a wholly owned subsidiary of PineBridge Global Investment LLC, which is a wholly owned subsidiary of Bridge Partners, L.P., a company owned by Pacific Century Group, an Asian-based private investment group. Pacific Century Group is majority owned by Mr. Li Tzar Kai, Richard. Putnam is a Delaware limited liability company and is a subsidiary of Power Corporation of Canada. Templeton is a wholly-owned subsidiary of Franklin Templeton Investments. WellsCap is a wholly owned subsidiary of Wells Fargo & Company, a publicly held diversified financial services company.
The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with their terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio’s outstanding voting securities, by SAAMCo on not less than 30 nor more than 60 days, written notice to the Subadviser, or by the Subadviser on 90 days, written notice to SAAMCo and the Trust. Under the terms of the Subadvisory Agreements, the Subadviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.
Subadvisory Fees
The Adviser pays each Subadviser a monthly fee with respect to each Portfolio for which the Subadviser performs services, computed on average daily net assets, at the following annual rates:

ANNUAL FEE
(as a % of the average daily net assets
the Subadviser Manages in the
SUBADVISER	PORTFOLIO	Portfolio)
AllianceBernstein	Alliance Growth Portfolio	.35% on the first $50 million
.30% on the next $100 million
.25% thereafter

ANNUAL FEE
(as a % of the average daily net assets
the Subadviser Manages in the
SUBADVISER	PORTFOLIO	Portfolio)
	Small & Mid Cap Value Portfolio	.50% on the first $250 million
.45% thereafter

	SunAmerica Dynamic Allocation Portfolio[1]	.18% on the first $500 million ..15% on the next $1.0 billion ..13% thereafter

BofA Advisers	Cash Management Portfolio[2]	.125% on the first $100 million
.100% on the next $400 million
.075% on the next $500 million
.05% thereafter

CMIA	Technology Portfolio	.50% on the first $150 million
.45% on the next $100 million
.425% thereafter

Davis	Davis Venture Value Portfolio	.45% on the first $100 million
	Real Estate Portfolio	.40% on the next $400 million
.35% thereafter

Federated	Corporate Bond Portfolio	.30% on the first $25 million
.25% on the next $25 million
.20% on the next $100 million
.15% thereafter

Franklin	Small Company Value Portfolio	.60% on the first $200 million
.52% on the next $300 million
.50% thereafter

GSAM International	Global Bond Portfolio	.40% on the first $50 million
.30% on the next $100 million
.25% on the next $100 million
.20% thereafter

Invesco	Growth Opportunities Portfolio	.50%

JP Morgan	Balanced Portfolio	.40% on the first $50 million
.30% on the next $100 million
.25% thereafter

	Global Equities Portfolio	.45% on the first $50 million
.40% on the next $100 million
.35% on the next $350 million
.30% thereafter

ANNUAL FEE
(as a % of the average daily net assets
the Subadviser Manages in the
SUBADVISER	PORTFOLIO	Portfolio)
	Growth-Income Portfolio	0.35% on the first $50 million
0.30% on the next $100 million
0.25% on the next $150 million
0.20% on the next $200 million
0.15% thereafter

	Mid-Cap Growth Portfolio	.42% on the first $100 million
.40% thereafter

Marsico	Marsico Focused Growth Portfolio[3]	.45%

MFS	MFS Massachusetts Investors Trust	.40% on the first $300 million
	Portfolio	.375% on the next $300 million
.35% on the next $300 million
.325% on the next $600 million
.25% thereafter

	MFS Total Return Portfolio[4]	.375% on the first $500 million
.350% on the next $250 million
.320% on the next $250 million
.300% thereafter

	Telecom Utility Portfolio	.375% on the first $250 million
.325% on the next $500 million
.30% on the next $750 million
.25% thereafter

MSIM	International Diversified Equities	.45% on the first $250 million
	Portfolio	.40% on the next $250 million
.35% thereafter

Oppenheimer	Capital Growth Portfolio	.45% on the first $50 million
.40% on the next $200 million
.375% on the next $250 million
.35% thereafter

	Equity Opportunities Portfolio	.40% on the first $50 million
.35% on the next $200 million
.30% thereafter

ANNUAL FEE
(as a % of the average daily net assets
the Subadviser Manages in the
SUBADVISER	PORTFOLIO	Portfolio)
PIMCO	Total Return Bond Portfolio	0.25%

PineBridge	High-Yield Bond Portfolio[5]	.40% on the first $50 million
.30% on the next $200 million
.25% thereafter

Putnam	Emerging Markets Portfolio	.85% on the first $100 million
.80% on the next $100 million
.75% thereafter

	International Growth and Income	.65% on the first $150 million
	Portfolio	.55% on the next $150 million
.45% thereafter

Templeton	Foreign Value Portfolio	.625% on the first $50 million
.465% on the next $150 million
.375% on the next $300 million
.35% thereafter

WellsCap	Aggressive Growth Portfolio[6]	.45% on the first $100 million
.40% on the next $100 million
.35% thereafter

	Fundamental Growth Portfolio	.45% on the first $150 million
.425% on the next $150 million
.35% thereafter

1	The subadvisory fee applies only to the assets in the Overlay Component of the SunAmerica Dynamic Allocation Portfolio.

2	For purposes of determining whether the Portfolio’s assets meet the breakpoints set forth herein, the assets managed by the Subadviser for this Portfolio and the assets of any other Portfolio managed by the Subadviser on behalf of the Seasons Series Trust and SunAmerica Series Trust shall be aggregated.

3	For purposes of the breakpoint on the Marsico Focused Growth Portfolio, the asset level at which the fee rate breaks shall be based upon the average daily net assets of all portfolios of the SunAmerica Series Trust and Seasons Series Trust Focus Growth and Income Portfolio for which Marsico serves as subadviser.

4	Prior to November 1, 2008, the subadvisory fees for the MFS Total Return Portfolio were .375% of net assets.

5	Prior to March 29, 2010, the High-Yield Bond Portfolio was managed by SAAMCo.

6	Wells Capital has voluntarily agreed to waive 0.15% of subadvisory fees for the Aggressive Growth Portfolio for the period May 1, 2011 through July 31, 2011.

The following table sets forth the fees paid to the Subadvisers, for the last three fiscal years ended January 31. No information is provided for the SunAmerica Dynamic Allocation Portfolio, which is expected to commence operations on January 23, 2012.

SUBADVISER	PORTFOLIO	2011	2010	2009
AllianceBernstein	Alliance Growth	$1,175,419	$1,189,793	$1,631,885
	Growth-Income (through 11/14/10)	516,549	672,167	961,449
	Small & Mid Cap Value	2,179,560	1,704,790	1,759,222

BofA Advisors	Cash Management	429,692	587,358	641,411
	Technology (through 04/30/10)	68,766	166,169	188,686

SUBADVISER	PORTFOLIO	2011	2010	2009
CMIA	Technology (since 05/01/2010)	133,335	—	—

Davis	Davis Venture Value	5,040,531	4,785,247	6,639,314
	Real Estate	1,045,804	799,910	983,762

FAF Advisors	Equity Index (through 10/03/10)	14,499	21,212	31,003

Federated	Corporate Bond	1,616,857	1,446,948	1,401,795

Franklin	Small Company Value	919,540	654,299	590,425

GSAM-International	Global Bond	794,306	747,694	811,277

Invesco	Growth Opportunities (since 06/01/10)	442,331	—	—

JP Morgan	Balanced	442,117	407,850	512,937
	Global Equities	463,932	440,534	670,407
	Growth-Income (since 11/15/10)	142,128	—	—
	Mid-Cap Growth	643,655	549,833	730,750

Marsico	Marsico Focused Growth	404,476	333,757	488,193

MFS	MFS Massachusetts Investors Trust	934,149	721,154	726,235
	MFS Total Return	2,761,413	2,736,324	3,596,091
	Telecom Utility	135,658	132,676	195,563

MSIM	Growth Opportunities (through 05/31/10)	184,390	419,512	355,587
	International Diversified Equities	1,409,020	1,393,806	1,934,117
	Total Return Bond(formerly, Worldwide High
	Income Portfolio through 04/30/08)	—	—	88,974

Oppenheimer	Capital Growth	292,594	362,814	300,005
	Equity Opportunities	369,572	277,476	524,259

PIMCO	Total Return Bond (since 05/01/08)	1,337,791	821,660	287,199

PineBridge	High-Yield Bond (since 3/29/10)	739,687	—	—

Putnam	Emerging Markets	2,243,119	1,851,593	2,247,780

	International Growth and Income	1,911,172	1,904,556	2,430,723

Templeton	Foreign Value	1,987,659	1,719,430	1,962,900

Wells Cap	Aggressive Growth Portfolio (since 07/20/09)	304,340	154,301	—
	Fundamental Growth	607,094	606,650	819,560

PORTFOLIO MANAGERS
Other Accounts
The portfolio managers primarily responsible for the day-to-day management of the Portfolios, all of whom are listed in the applicable Prospectus(es) (“Portfolio Managers”), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of January 31, 2011, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account’s performance is provided in parentheses.

		Other Accounts
		(As of January 31, 2011)
		Registered Investment		Pooled Investment
		Companies		Vehicles			Other Accounts
Advisers/		No. of	Assets	No. of		Total Assets	No. of		Total Assets
Subadviser	Portfolio Managers	Accounts	(in millions)	Accounts		(in millions)	Accounts		(in millions)
SAAMCo	Massey, John	6	$887.8	—		—	—		—
	Pettee, Timothy****	2	$686	—		—	—		—
	Voege, Brendan****	4	$1,412	—		—	—		—

AllianceBernstein	DeVivo, Judith A.****	18	$16,272	10		$575	$65		$15,607
	Lisser, Joshua****	18	$16,272	10		$575	$65		$15,607
	MacGregor, James	144	$21,738	216	(6)	$11,854 ($420)	33,092	(40)	$59,619 ($4,887)
	Mon, Michael L.****	29	$21,122	45	(1)	$9,336 ($126)	119	(4)	$38,809 ($2,082)
	Paul, Joseph Gerard	146	$21,742	227	(9)	$13,460 ($479)	33,092	(40)	$59,619 ($4,887)
	Randell, David	51	$5,809	49		$535	32,356	(4)	$16,521 ($498)
	Sklar, Ben****	17	$16,247	8		$563	55		$15,188
	Wallace, Scott	51	$5,809	49		$535	32,356	(4)	$16,521 ($498)
	Watkin, Karen****	18	$16,272	10		$575	65		$15,607
	Weiner, Andrew	58 (1)	$6,845 ($4,000)	50		$1,528	32,772	(5)	$19,124 ($182)

BofA Advisors	Albright, Dale R.	16	$56.350	—		—	4		$0.445
	Corridan, Karyn	16	$56.350	—		—	2		$0.169
	Moller, Michelle M.	16	$56.350	—		—	2		$0.109

CMIA	Diwan, Ajay	5	$5, 240	5		$2,010	9		$376.81
	Lu, Benjamin	2	$625.27	2		$26.32	1		$0.0002
	Parower, Richard M.	4	$4,920	5		$2,010	8		$284.71
	Wick, Paul H.	5	$5,240	5		$2,010	6		$279.73

Davis	Davis, Andrew A.	3	$793	2		$1.2	11		$118
	Davis, Christopher C.	26	$56.2	11		$1.5	104		$8.5
	Feinberg, Kenneth C.	24	$56.2	10		$1.4	91		$7.7
	Spears, Chandler	2	$327	2		$1.2	10		$93

Federated	Balestrino, Joseph M.	12	$11,434	—		—	2		$55
	Durbiano, Mark E.	17	$5,040	2		$36	1		$53
	Ruffner, Brian S.	—	—	—		—	—		—
	Smith, Christopher J.	5	$997	—		—	11		$977

		Other Accounts
		(As of January 31, 2011)
		Registered Investment			Pooled Investment
		Companies			Vehicles			Other Accounts
Advisers/		No. of		Assets	No. of		Total Assets	No. of		Total Assets
Subadviser	Portfolio Managers	Accounts		(in millions)	Accounts		(in millions)	Accounts		(in millions)
Franklin	Baughman, Bruce	14		$12,641.6	1		$396.1	—		—
	Lippman, William J.	15		$13,415.9	1		$396.1	1		$774.3
	McGee, Margaret	14		$12,641.6	—		—	—		—
	Sahin, Y. Dogan	2		$3,230.4	—		—	—		—
	Taylor, Don	14		$12,641.6	1		$396.1	—		—

GSAM-Int’l	Lindsay, Iain	121	(1)	$42,761 ($770)	121	(20)	$47,751 ($4,283)	1900	(29)	$211,219 ($8,259)
	Wilson, Andrew F	121	(1)	$42,761 ($770)	121	(20)	$47,751 ($4,283)	1900	(29)	$211,219 ($8,259)

Invesco	Hart, Matthew	2		$1,439.3	1		$20.7	—		—
	Speer, Justin	2		$1,439.3	1		$20.7	—		—

JP Morgan	Bhargava, Sandeep	2		$207	12	(1)	$4,469 ($109)	5	(2)	$1,253 ($495)
	Dessner, Maddie	—		—	—		—	61		$2,864
	Hart, Clare	3		$697	2		$437	3		$156
	Jakobson, Patrik	13		$6,967	2		$869	20	(3)	$4233 ($1,968)
	Jones, Christopher	13		$7,456	1	(1)	$131 ($99)	2		$38
	Parton, Timothy	7		$3,352	1		$439	3		$93
	Simon, Jonathon K. L.	12		$9,869	6		$1,981	26		$1,941

Marsico	Marsico, Thomas F.	28		$17,304	15		$2,285	115	*	$12,899
	Rao, A. Douglas	24		$17,408	9		$1,338	100	*	$12,366
	Witter, Coralie	9		$11,636	8		$1,229	100	*	$12,366

MFS	Beatty, T. Kevin	4		$4,527.5	—		—	10		$2,603.8
	Chitkara, Nevin P.	20		$39,949.0	6		$2,382.1	32		$9,718.3
	Douglas, William P.	6		$13,216.0	—		—	—		—
	Gorham, Steven R.	20		$39,949.0	6		$2,382.1	32		$9,718.3
	Hawkins, Richard O.	12		$17,200.0	2		$1,136.0	6		$696.9
	Marston, Joshua P.	9		$16,367.5	14		$4,632.1	4		$696.9
	Persons, Robert D.	13		$11,435.4	2		$618.3	3		$554.9
	Shaughnessy, Maura A.	5		$6,330.7	—		—	—		—
	Taylor, Brooks A.	9		$14,337.6	—		—	—		—
	Zatlyn, Nicole M.	4		$4,527.5	—		—	9		$2,597.3

MSIM	Thivierge, Ann	4		$1,146	1		$517	11	(1)	$5,641 ($125)

Oppenheimer	Govil, Manind	7		$11,782	1		* *	1		$216
	Ram, Benjamin	7		$13,247	1		* *	—		—
	Van Cleave, Julie	8		$11,782	1		$150	—		—

		Other Accounts
		(As of January 31, 2011)
		Registered Investment		Pooled Investment
		Companies		Vehicles		Other Accounts
Advisers/		No. of	Assets	No. of	Total Assets	No. of	Total Assets
Subadviser	Portfolio Managers	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)
PIMCO	Dialynas, Chris P.	15	$20,246	16	$14,664	104	$40,843

PineBridge	Lindvall, Tim	9	$543.9	2	$316	7	$605.5
	Yovanovic, John	9	$543.9	2	$316	7	$605.5

Putnam	Graña, Daniel	6	$157.8	7	$183.7	3	$2,116.1
	Jaroch, Darren.	9	$1,729.1	7	$905.4	1	$100.0

Templeton	Docal, Antonio***	6	$8,018.3	4	$1,251.0	50	$7,830.2
	Motyl, Gary P.***	12	$13,087.4	7	1,655.1	53	$9,902.4
	Waddell, Heather	—	—	—	—	9	$448.2

WellsCap	Pence, Thomas J.	15	$6,370	2	$32	165	$7,132
	Smith, Michael.	6	$3,467	1	$7	65	$2,722

*	1 of the “other accounts” is a wrap fee platform which includes approximately 4,918 underlying clients for total assets (in millions) of approximately $2,340 and 2 of the “other accounts” represent model portfolios for total assets (in millions) of approximately $1,862.

**	Actual dollar amount of assets is $446.

***	Of these accounts, Mr. Docal and Mr. Motyl manage a pooled investment vehicle with $131.7 million in assets with a performance fee.

****	Other Accounts information is as of 11/30/11.

Potential Conflicts of Interest
As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.
•	Trade Allocations. Conflicts may arise between the Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, an Adviser (solely for the purposes of this section “Potential Conflicts of Interest,” the term “Adviser” is defined to include SAAMCo or a Subadviser, as applicable) may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Subadviser and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trust and Advisers generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trust and Advisers believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other

Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•	Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolios and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Advisers seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Advisers do not track the time a portfolio manager spends on the Portfolio or a single Other Client Account, certain Advisers periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•	Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the SAAMCo Code and Subadvisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SAAMCo Code and Subadviser’s Codes of Ethics will eliminate such conflicts.
Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in the connection with each Subadviser’s management of the Portfolios, investments and such Other Accounts.
Compensation
Pursuant to the Subadvisory Agreements, each Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Subadviser, is described below.
SAAMCo. SAAMCo believes it offers a highly competitive compensation structure that enables it to attract and retain highly qualified investment professionals. SAAMCo’s portfolio managers’ compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus component for the portfolio manager of this Fund is discretionary and based on individual performance, as well as the organizational performance of SAAMCo and the Investment Department.
While SAAMCo has a process that identifies a key manager for each portfolio, the firm also employs a team approach to the management of all of its accounts. It is the firm’s policy to develop managers, making them actively involved in portfolio management and stock selection issues. If a key investment professional leaves the firm, it is the firm’s intention to tap one of the team members for the assignment. Alternatively, the firm would be inclined to hire a replacement from the outside.
AllianceBernstein. AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:
(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards which are in the form of AllianceBernstein’s publicly traded units, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.
BofA Advisors. BofA Advisors. BofA Advisors’ portfolio managers received all of their compensation from BofA Advisors and its parent company, BofA Global Capital Management Group, LLC, in the form of base salary and an annual award which is 100% at management judgment. The annual management judgement award is based on individual performance against established enterprise, business and individual results/behavioral metrics.
Funding for the management judgment component pool is based upon Corporate (BAC/GWIM) and LOB (BACM) performance and will be adjusted to align to profitability. The award may be delivered in a combination of cash, a long term cash award, restricted stock shares / units or other forms of compensation at management’s discretion, and is valued according to BofA’s method of valuing all forms of compensation.
A portfolio manager’s individual management judgment award is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, BofA Advisors generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to selected benchmarks and peer groups noted below, emphasizing the manager’s three- and five-year performance. BofA Advisors may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. Compliance with all applicable laws and regulations, as well as company policies, practices and procedures, is an ongoing obligation of every associate. Consequently, compliance may be a modifier of awards based on management judgment and, subject to applicable law, compensation may be reduced or participants may lose eligibility for any award if management determines a participant has not fulfilled all performance or compliance obligations.

Portfolio Manager	Primary Benchmark(s)	Peer Group
Dale Albright	30-day Treasury Bills	Lipper Money Market Variable Annuity Classification
Michelle Moller	30-day Treasury Bills	Lipper Money Market Variable Annuity Classification
Karyn Corridan	30-day Treasury Bills	Lipper Money Market Variable Annuity Classification
CMIA. Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term

(typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.
Davis. Davis’ portfolio managers’ compensation may consist of (i) base salary, (ii) an annual bonus equal to a percentage of growth in Davis’ profits, (iii) awards of equity (“Units”) in Davis, including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchase shares in selected funds managed by Davis. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the Davis fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis’ portfolio managers are provided benefits packages including life insurance, health insurance and participation in company 401(k) plan comparable to that received by other company employees.
Mr. Feinberg’s and Mr. Spears’ compensation consists of all four compensation components. Christopher Davis’ and Andrew Davis’ compensation consists of a base salary.
Federated. Portfolio Managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund’s benchmark (i.e. 75% Barclays Capital U.S. Credit Bond Index/25% Barclays U.S. High Yield 2% Issuer Cap Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, the portfolio manager may also serve as the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts may be excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In his/her role at Federated, the Portfolio Manager may have oversight responsibility for other portfolios that he/she does not personally manage. A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks and peer groups. In addition, the Portfolio Manager may serve on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions.
The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Franklin. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary. Each portfolio manager is paid a base salary.
Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
▪	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

▪	Non-investment performance. The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

▪	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.
Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of Franklin.
GSAM-International. Compensation for GSAM International portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over the one-, three- and five-year time horizons.
The benchmark for the Global Bond Portfolio is the J.P. Morgan Global Government Bond Index (unhedged). The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Invesco. Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available Invesco investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Subadviser[1]	Performance time period[2]
Invesco	One-, Three- and Five-year performance against Portfolio peer group.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees.
JP Morgan J.P. Morgan Investment Management Inc. (JP Morgan)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return

[1]	Rolling time periods based on calendar year-end.

[2]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Marsico. The compensation package for portfolio managers of Marsico is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.
Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico’s business generally.
As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.
MFS. MFS’s portfolio manager compensation is reviewed annually. As of December 31, 2010, portfolio manager total cash compensation is a combination of base salary and performance bonus. Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus. Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2010*, the following benchmarks were used to measure performance for the Portfolios:

Portfolio Manager	Benchmark(s)
T. Kevin Beatty	Standard & Poor’s 500 Stock Index

Portfolio Manager	Benchmark(s)
Nevin P. Chitkara	Standard & Poor’s 500 Stock Index

Steven R. Gorham	Standard & Poor’s 500 Stock Index

Richard O. Hawkins	Barclays Capital U.S. Aggregate Index,

Joshua P. Marston	Barclays Capital U.S. Aggregate Index,

Maura A. Shaughnessy	Standard & Poor’s Utilities Index

Brooks A. Taylor	Standard & Poor’s 500 Stock Index

Nicole M. Zatlyn	Standard & Poor’s 500 Stock Index

*	As of December 31, 2010, Mr. Douglas’s performance bonus was not based on the pre-tax performance of the MFS Total Return Portfolio relative to a benchmark. In addition, Mr. Persons’s performance bonus was not based on the pre-tax performance of the Telecom Utilities Portfolio relative to a benchmark.
Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).
The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).
Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
Morgan Stanley. Portfolio Manager Compensation Structure. Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.
Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:
• Cash Bonus.
• Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

• Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation in certain situations such as a material restatement of Morgan Stanley’s financial statement or losses on certain trading positions, investments or holdings.
• Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Investment Adviser or its affiliates.
Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include but are not limited to performance (team, product, Morgan Stanley Investment Management and individual), revenues generated by the fund/accounts managed by the portfolio manager, assets managed by the portfolio manager, market compensation survey research by independent third parties and other qualitative factors, such as contributions to client objectives.
Oppenheimer. Oppenheimer’s portfolio managers are employed and compensated by Oppenheimer, not the Fund. Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. Oppenheimer’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2008 each Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in the Oppenheimer’s deferred compensation plan.
The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help Oppenheimer attract and retain talent. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The respective Lipper benchmark is used. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Manager. The compensation structure of the other funds currently managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.
PIMCO. PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:
•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.
A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.
Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.
Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M. Unit Equity Participation Plan grants options on PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.
Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William receives a fixed percentage of the profit sharing plan.
Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.
Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

PineBridge Investments. Compensation for all PineBridge Investments portfolio managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge Investments. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.
Putnam. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.
Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.
Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.
Templeton. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary. Each portfolio manager is paid a base salary.
Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
☐	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

☐	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

☐	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

☐	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.
Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton.
WellsCap. The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1-, 3-, and 5-year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the applicable Prospectus(es).
Ownership of Portfolio Shares
As of January 31, 2011 (November 30, 2011 in the case of the SunAmerica Dynamic Allocation Portfolio), none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Portfolios had any ownership interest in a Portfolio that they managed.
PERSONAL SECURITIES TRADING
The Trust, the Adviser and the Distributor have adopted a written Code of Ethics (the “SAAMCo Code”) pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Portfolios in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolio. The SAAMCo Code is filed as an exhibit to the Trust’s registration statement and instructions concerning how this document can be obtained may be found on the back cover of the Trust’s Prospectuses. SAAMCo reports to the Board of Trustees on a quarterly basis, as to whether there were any material violations of the SAAMCo Code by access persons of the Trust during the quarter.
Each of the Subadvisers has adopted a code of ethics. Provisions of a Subadviser’s code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Subadviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Portfolio managed by such Subadviser. Such provisions may be more restrictive than the provision set forth in the SAAMCo Code. Material violations of a Subadviser’s code of ethics will be reported to the Board of Trustees.
DISTRIBUTION AGREEMENT
The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is Harborside Financial Center, 3200 Plaza Five, Jersey City, New Jersey 07311-4992. The Distribution Agreement provides that the Distributor may also distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders.

After its initial approval, the Distribution Agreement will continue in effect for an initial two year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).
RULE 12b-1 PLANS
The Board of Trustees has adopted a Rule 12b-1 Plan for Class 1 shares (the “Class 1 Plan”), Class 2 shares (the “Class 2 Plan”) and Class 3 shares (the “Class 3 Plan” and, together with the Class 1 Plan and Class 2 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the applicable Prospectus(es) for certain information with respect to the Class 1, Class 2 and Class 3 Plans. The Class 1 Plan does not provide for a service fee. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 and 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios’ Class 2 and 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.
Account Maintenance and Service Fees
The following table sets forth the account maintenance and service fees paid by each of the Portfolios in Class 1, Class 2 and Class 3 shares for the fiscal year ended January 31, 2011.

PORTFOLIO	2011
	Class 1		Class 2		Class 3
Aggressive Growth	N/A		$6,305		$36,016
Alliance Growth	N/A		45,919		371,741
Balanced	N/A		17,260		62,596
Blue Chip Growth	N/A		7,173		80,217
Capital Growth	N/A		4,098		135,544
Cash Management	N/A		48,913		555,451
Corporate Bond	N/A		72,928		1,754,355
Davis Venture Value	N/A		140,443		1,458,675
“Dogs” of Wall Street	N/A		11,166		44,435
Emerging Markets	N/A		18,100		411,208
Equity Index	N/A		—		—
Equity Opportunities	N/A		12,583		83,150
Foreign Value	N/A	*	52,726		1,064,582
Fundamental Growth	N/A		5,112		211,958
Global Bond	N/A		26,169		423,866
Global Equities	N/A		11,935		63,147
Growth Opportunities	N/A		7,074		267,073
Growth-Income	N/A		18,142		47,157
High-Yield Bond	N/A		34,666		353,470
International Diversified Equities	N/A		43,534		538,906
International Growth and Income	N/A		19,912		635,209
Marsico Focused Growth	N/A		28,001		126,826
MFS Massachusetts Investors Trust	N/A		21,774		371,817
MFS Total Return	N/A		88,605		897,993
Mid-Cap Growth	N/A		32,609		205,872
Real Estate	N/A		16,647		482,839
Small & Mid Cap Value	N/A	*	39,849		1,075,007
Small Company Value	N/A		—		372,270
SunAmerica Dynamic Allocation Portfolio	N/A	**	N/A	**	N/A	**
Technology	N/A		6,444		58,281
Telecom Utility	N/A		4,855		25,656
Total Return Bond	N/A		40,561		953,074

*	There were no Class 1 shares of the Portfolio outstanding as of January 31, 2011.

**	No information is provided for the SunAmerica Dynamic Allocation Portfolio, which is expected to commence operations on January 23, 2012.

Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1, Class 2 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1, Class 2 and Class 3 shares of the Portfolio.
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
Under the Code, each Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.
Certain of the Portfolio’s investments in MLPs may be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in MLPs is limited by the Portfolio’s intention to qualify as a regulated investment company. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.
So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that the Portfolio satisfies a minimum distribution requirement as described below. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value unless the transfer agent is instructed otherwise.
If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.
Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trust or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.
In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.
A Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. If a Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury Department requirements regarding investor control. If a Portfolio should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.
Since the shares of the Portfolios are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectus for such contracts. Purchasers of the Variable Contracts should consult their tax advisors regarding specific questions as to federal, state and local taxes.
A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.
Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.
In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October(or December) may affect the tax character of shareholder distributions.
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.
The Real Estate Portfolio, and possibly other Portfolios, may invest in REITs that hold residual interests in REMICs. Certain types of income received by these Portfolios from REITs, REMICs, taxable mortgage pools or other investments may cause these Portfolios to designate some or all of its distributions as “excess inclusion income.” To shareholders of these Portfolios, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause these Portfolios to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Portfolio.
The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts”

under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% of the net gain or loss and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options written by a Portfolio generally constitute short-term capital gain or loss. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.
A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may suspend the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.
In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
A “passive foreign investment company” (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.
The Portfolios which receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.
For the fiscal year ended January 31, 2011, the Portfolios had the following capital loss carry-forwards:

Loss Carry-Forwards
Aggressive Growth	$89,982,763
Alliance Growth	221,750,438
Balanced	53,943,732
Blue Chip Growth	3,724,048
Capital Growth	22,318,472
Cash Management	5,702,703
Corporate Bond	—
Davis Venture Value	33,256,964
Dogs’’ of Wall Street	16,986,075
Emerging Markets	21,802,802
Equity Index	3,618,105
Equity Opportunities	46,228,974
Foreign Value	35,353,663
Fundamental Growth	66,176,841
Global Bond	—
Global Equities	72,509,591
Growth Opportunities	4,548,022
Growth-Income	7,247,670
High-Yield Bond	41,361,387
International Diversified Equities	33,563,252
International Growth and Income	175,054,871
Marsico Focused Growth	4,706,897
MFS Massachusetts Investors Trust	16,825,661
MFS Total Return	151,540,011
Mid-Cap Growth	50,577,675
Real Estate	67,149,679
Small & Mid Cap Value	13,334,870
Small Company Value	10,889,244
Technology	19,944,545
Telecom Utility	17,712,606
Total Return Bond	—

To the extent not yet utilized, such losses will be available to each of the Portfolios to offset future capital gains from 2012 through 2019. Capital loss carry-forwards generated in taxable years beginning after 2010 will not be subject to expiration. The utilization of such losses may be subject to annual limitations under the Code. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the RIC Mod Act, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.
PORTFOLIO TURNOVER
A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. The SunAmerica Dynamic Allocation Portfolio does not pay transaction costs when it buys and sells shares of Underlying Portfolios, but the Portfolio does pay transaction costs when it buys and sells the financial instruments held in the Overlay Component of the Portfolio. A Portfolio’s turnover rate would equal 100% if each security in the Portfolio was replaced once per year.
For the fiscal year ended January 31, 2011, the portfolio turnover rate for the Aggressive Growth Portfolio decreased significantly from the previous fiscal year ended January 31, 2010. The Portfolio’s high turnover rate for the fiscal year ended January 31, 2010 was primarily due to high volatility and high uncertainty in the markets in general. A new Subadviser was engaged in 2010 and the lower turnover rate is consistent with the investment style of the current Subadviser.
For the twelve-month period ended January 31, 2011, the annual turnover rate of the Blue Chip Growth Portfolio increased significantly. The increase was a result of portfolio repositioning in consideration of sovereign debt issues and concerns regarding European business conditions.
During the twelve-month period ended January 31, 2011, the annual turnover rate of the Dogs of Wall Street Portfolio decreased year-over-year. The Portfolio is subject to a mandatory quarterly rebalance based on several quantitative factors including dividend yield. As a result of the decreased market volatility during the fiscal period, the relative dividend yields of many companies did not change much from quarter to quarter, and the annual portfolio turnover rate was reduced. Future turnover may increase due to market volatility or other factors.
Turnover rates for the Emerging Market Portfolio and International Growth and Income Portfolio was a direct function of the portfolio managers holding period and as such, is a good indication as to the time-frame over which we expect our undervalued stocks to outperform. With 100% turnover, the implication is that a one year holding period is sufficient for the average stock in the portfolio. 2009 was unique in that the markets rallied so sharply and so quickly, that many of the holdings reached our logical valuation limits quickly and the cash was redeployed. In other words, the 2009 holding periods were significantly shorter as a function of the market. 2010 was a year where the portfolios was rewarded more gradually and evenly.
In 2009, a new portfolio management team took over the management of the Equity Opportunities Portfolio. As a result, the portfolio turnover for the fiscal year ended January 31, 2010 was higher than normal. For the fiscal year ended January 31, 2011, the portfolio turnover was within a range that the portfolio management team would expect on a going forward basis. The new portfolio management team has a longer-term investment perspective than the previous portfolio managers and may own stocks for several years. Consequently, the Portfolio’s turnover under the new portfolio management team is expected to be lower than it was historically.
The turnover rate of the Equity Index Portfolio increased from significantly during the fiscal year ended January 31, 2011. The Portfolio’s current turnover rate represents a significant increase year-over-year, it was primarily due a change in the portfolio manager.
The portfolio turnover rate for the Foreign Value Portfolio decreased significantly for the fiscal year ended January 31, 2011. The change in turnover should not be construed as a change in the investment philosophy or process. Subadviser’s funds typically have an average long-term turnover of 20% because of the long investment horizon built into the process, and this typically ranges from 10-30%. Both this year and last year exhibit turnover typical of the strategy.
The Global Equities Portfolio’s turnover rate decreased significantly during the fiscal year ended January 31, 2011, There was no explicit decision to target a certain turnover, however, as part of the portfolio managers investment process which may result in shifts in the Portfolio’s shape. In the year ending Jan 2010, the Portfolio move from defensive to pro-cyclical on the back of the stock ranking process used by the portfolio management team. The pace of change slowed in the following year to January 2011 when the Portfolio maintained the pro cyclical shape and resulted in the lower turnover.

During the fiscal year ended January 31, 2011, the Growth-Income Portfolio’s turnover rate increased significantly. A new subadviser was engaged in 2010 and as a result of the restructuring of the Portfolio to align the holdings with the new subadviser’s management style.
The Growth Opportunities Portfolio had a significant reduction in the portfolio turnover rate during the fiscal year ended January 31, 2011. The lower turnover was a result of two factors: (i) there was a significant restructuring of the Portfolio in 2009 in response to changes in the macro economic environment and the regulatory environment for health care companies; and (ii) the subadviser has also made an effort to reduce overall turnover and have widened the valuation bands that have historically been used to trim/ and /or add to securities positions.
The portfolio turnover for Real Estate Portfolio decreased significantly during the fiscal year ended January 31, 2011. This subadviser has a long-term buy-and-hold investment style. Market volatility results in the portfolio management team evaluation of companies and pricing resulting in adjustments or holding on to the securities held in the Portfolio.
During the fiscal year ended January 31, 2011, the portfolio turnover for the Small Company Value Portfolio increased significantly. The change in turnover should not be construed as a change in the investment philosophy or process. The Subadviser’s funds typically have an average long-term turnover of 20% because of the long investment horizon built into the process, and this typically ranges from 10-30%. Both this year and last year exhibit turnover typical of the strategy.
The portfolio turnover for the Total Return Bond Portfolio increased significantly during the fiscal year ended January 31, 2011. This change was the result in the portfolio management team instituting a strategy shift in the portfolio. The changes reduced the holdings in Treasury postions and increased mortgage and Eurodollar exposures. These shifts taken together explain the portfolio turnover increases during the past fiscal year.
SHARES OF THE TRUST
The Trust consists of thirty-six separate Portfolios. Each of the Portfolios offers Class 1, Class 2 and/or Class 3 shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.
In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though: (1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.
The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.
As of November 30, 2011, SAAL, AGD, AGLIC and USLIC, owned, directly or indirectly, 100% of the outstanding shares of all Portfolios. AGD, AGLIC and USLIC are collectively referred to as the

“Other Affiliated Life Insurance Companies” in the table below. Shares of the Trust are owned through the life companies’ separate accounts. The ownership of the Trust’s shares is as follows:

		Other Affiliated
		Life Insurance
	SAAL	Companies[1]
Aggressive Growth Portfolio (Class 1)	90.07%	9.93%
Aggressive Growth Portfolio (Class 2)	100.00%	0.00%
Aggressive Growth Portfolio (Class 3)	91.39%	8.61%

Alliance Growth Portfolio (Class 1)	94.60%	5.40%
Alliance Growth Portfolio (Class 2)	100.00%	0.00%
Alliance Growth Portfolio (Class 3)	94.59%	5.41%

Balanced Portfolio (Class 1)	93.51%	6.49%
Balanced Portfolio (Class 2)	100.00%	0.00%
Balanced Portfolio (Class 3)	96.49%	3.51%

Blue Chip Growth Portfolio (Class 1)	93.98%	6.02%
Blue Chip Growth Portfolio (Class 2)	100.00%	0.00%
Blue Chip Growth Portfolio (Class 3)	95.02%	4.98%

Capital Growth Portfolio (Class 1)	95.28%	4.72%
Capital Growth Portfolio (Class 2)	100.00%	0.00%
Capital Growth Portfolio (Class 3)	95.00%	5.00%

Cash Management Portfolio (Class 1)	95.57%	4.43%
Cash Management Portfolio (Class 2)	100.00%	0.00%
Cash Management Portfolio (Class 3)	96.28%	3.72%

Corporate Bond Portfolio (Class 1)	97.90%	2.10%
Corporate Bond Portfolio (Class 2)	100.00%	0.00%
Corporate Bond Portfolio (Class 3)	96.58%	3.42%

Davis Venture Value Portfolio (Class 1)	96.70%	3.30%
Davis Venture Value Portfolio (Class 2)	100.00%	0.00%
Davis Venture Value Portfolio (Class 3)	96.17%	3.83%

“Dogs” of Wall Street Portfolio (Class 1)	95.15%	4.85%
“Dogs” of Wall Street Portfolio (Class 2)	100.00%	0.00%
“Dogs” of Wall Street Portfolio (Class 3)	95.68%	4.32%

Emerging Markets Portfolio (Class 1)	95.29%	4.71%
Emerging Markets Portfolio (Class 2)	100.00%	0.00%
Emerging Markets Portfolio (Class 3)	95.09%	4.91%

Equity Index Portfolio (Class 1)	100.00%	0.00%

Equity Opportunities Portfolio (Class 1)	94.78%	5.22%
Equity Opportunities Portfolio (Class 2)	100.00%	0.00%
Equity Opportunities Portfolio (Class 3)	96.13%	3.87%

Foreign Value Portfolio (Class 1)	N/A *	N/A *
Foreign Value Portfolio (Class 2)	100.00%	0.00%
Foreign Value Portfolio (Class 3)	95.84%	4.16%

Fundamental Growth Portfolio (Class 1)	94.43%	5.57%
Fundamental Growth Portfolio (Class 2)	100.00%	0.00%
Fundamental Growth Portfolio (Class 3)	94.82%	5.18%

Global Bond Portfolio (Class 1)	96.45%	3.55%
Global Bond Portfolio (Class 2)	100.00%	0.00%
Global Bond Portfolio (Class 3)	96.36%	3.64%

Global Equities Portfolio (Class 1)	96.44%	3.56%
Global Equities Portfolio (Class 2)	100.00%	0.00%
Global Equities Portfolio (Class 3)	93.65%	6.35%

		Other Affiliated
		Life Insurance
	SAAL	Companies[1]
Growth-Income Portfolio (Class 1)	95.18%	4.82%
Growth-Income Portfolio (Class 2)	100.00%	0.00%
Growth-Income Portfolio (Class 3)	96.80%	3.20%

Growth Opportunities Portfolio (Class 1)	96.76%	3.24%
Growth Opportunities Portfolio (Class 2)	100.00%	0.00%
Growth Opportunities Portfolio (Class 3)	95.82%	4.18%

High-Yield Bond Portfolio (Class 1)	95.52%	4.48%
High-Yield Bond Portfolio (Class 2)	100.00%	0.00%
High-Yield Bond Portfolio (Class 3)	97.22%	2.78%

International Diversified Equities Portfolio (Class 1)	94.75%	5.25%
International Diversified Equities Portfolio (Class 2)	100.00%	0.00%
International Diversified Equities Portfolio (Class 3)	94.84%	5.16%

International Growth and Income Portfolio (Class 1)	95.77%	4.23%
International Growth and Income Portfolio (Class 2)	100.00%	0.00%
International Growth and Income Portfolio (Class 3)	95.07%	4.93%

Marsico Focused Growth Portfolio (Class 1)	92.25%	7.75%
Marsico Focused Growth Portfolio (Class 2)	100.00%	0.00%
Marsico Focused Growth Portfolio (Class 3)	95.99%	4.01%

MFS Massachusetts Investors Trust Portfolio (Class 1)	94.72%	5.28%
MFS Massachusetts Investors Trust Portfolio (Class 2)	100.00%	0.00%
MFS Massachusetts Investors Trust Portfolio (Class 3)	95.79%	4.21%

MFS Total Return Portfolio (Class 1)	97.50%	2.50%
MFS Total Return Portfolio (Class 2)	100.00%	0.00%
MFS Total Return Portfolio (Class 3)	97.21%	2.79%

Mid-Cap Growth Portfolio (Class 1)	91.30%	8.70%
Mid-Cap Growth Portfolio (Class 2)	100.00%	0.00%
Mid-Cap Growth Portfolio (Class 3)	94.96%	5.04%

Real Estate Portfolio (Class 1)	94.81%	5.19%
Real Estate Portfolio (Class 2)	100.00%	0.00%
Real Estate Portfolio (Class 3)	95.29%	4.71%

Small & Mid Cap Value Portfolio (Class 1)	N/A *	N/A *
Small & Mid Cap Value Portfolio (Class 2)	100.00%	0.00%
Small & Mid Cap Value Portfolio (Class 3)	95.77%	4.23%

Small Company Value Portfolio (Class 1)	100.00%	0.00%
Small Company Value Portfolio (Class 3)	95.90%	4.10%

SunAmerica Dynamic Allocation Portfolio (Class 3)	N/A **	N/A **

		Other Affiliated
		Life Insurance
	SAAL	Companies[1]
Technology Portfolio (Class 1)	97.00%	3.00%
Technology Portfolio (Class 2)	100.00%	0.00%
Technology Portfolio (Class 3)	94.61%	5.39%

Telecom Utility Portfolio (Class 1)	94.19%	5.81%
Telecom Utility Portfolio (Class 2)	100.00%	0.00%
Telecom Utility Portfolio (Class 3)	96.01%	3.79%
Total Return Bond Portfolio (Class 1)	97.98%	2.02%
Total Return Bond Portfolio (Class 2)	100.00%	0.00%
Total Return Bond Portfolio (Class 3)	96.03%	3.97%

[1]	First SunAmerica Life Insurance Company merged with USLIC effective January 1, 2012.

*	There were no Class 1 shares of the Portfolio outstanding as of December 31, 2011.

**	No information is provided for the SunAmerica Dynamic Allocation Portfolio, which is expected to commence operations on January 23, 2012.

PRICE OF SHARES
Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies. The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The net asset value of each class of a Portfolio’s shares will also be computed on each other day in which there is a sufficient degree of trading in such portfolio’s securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio’s shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.
Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Future contracts traded on national securities exchanges are valued at the quoted daily settlement prices established by the exchange on which they trade. Options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Swap contracts are marked to market daily based upon quotations from an approved outside pricing service or market makers. Investments in open-ended and closed-ended registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-ended and closed-ended registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and not transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.
Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.
Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.
Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio’s total assets. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.
EXECUTION OF PORTFOLIO TRANSACTIONS
It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares is not considered a factor in the selection of a broker to effect transactions in Portfolio securities.

A factor in the selection of brokers is the receipt of research services — analyses and reports concerning issuers, industries, securities, economic factors and trends — and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or Subadviser.
The Adviser or Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Adviser or Subadviser places the Trust’s portfolio transactions, the Adviser or Subadviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by the Adviser or Subadviser in connection with the Trust and could be useful and of value to the Adviser or Subadviser in serving other clients as well as the Trust. Research services obtained by the Adviser or Subadviser as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
Subject to the above considerations, the Adviser or a Subadviser may use broker-dealer affiliates of the Adviser or a Subadviser, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.
Commission Recapture Program
Effective December 1, 2004, the Trust implemented a commission recapture program. The Board of Trustees determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the Subadvisers. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of their commission to the respective underlying Portfolio. A Portfolio may participate in a commission recapture program, provided the portfolio manager can obtain the best price and execution for trades. Thus a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. SAAMCo will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SAAMCo will not receive any direct or indirect economic benefit from the commission recapture program.

The following table reflects the commission recapture activity for the fiscal year ended January 31, 2011.

Portfolio	2011
		% of Net
	Amount ($)	Assets
Aggressive Growth	$24,103	0.04%
Alliance Growth	13,462	0.00%
Balanced	6,291	0.00%
Blue Chip Growth	3,231	0.01%
Capital Growth	—	—
Cash Management	—	—
Corporate Bond	—	—
Davis Venture Value	29,219	0.00%
“Dogs” of Wall Street	—	—
Emerging Markets	152,816	0.06%
Equity Index	—	—
Equity Opportunities	—	—
Foreign Value	11,496	0.00%
Fundamental Growth	44,177	0.03%
Global Bond	—	—
Global Equities	—	—
Growth-Income	668	0.00%
Growth Opportunities	59,779	0.05%
High-Yield Bond	—	—
International Diversified Equities	—	—
International Growth and Income	50,615	0.01%
Marsico Focused Growth	655	0.00%
MFS Massachusetts Investors Trust	8,336	0.00%
MFS Total Return	22,977	0.00%
Mid-Cap Growth	5,760	0.00%
Real Estate	—	—
Small & Mid Cap Value	84,806	0.02%
Small Company Value	—	—
Technology	6,241	0.02%
Telecom Utility	2,090	0.01%
Total Return Bond	—	—
Brokerage Commissions
The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for the last three fiscal years ended January 31. No information is provided for the SunAmerica Dynamic Allocation Portfolio, which is expected to commence operations on January 23, 2012.
2011 BROKERAGE COMMISSIONS

				PERCENTAGE OF
				AMOUNT OF	GROSS
				TRANSACTIONS	DOLLAR
				INVOLVING	VALUE OF	DOLLAR
			PERCENTAGE OF	PAYMENT OF	PURCHASE/	AMOUNT OF
			COMMISSIONS	COMMISSIONS	SALES	COMMISSIONS
	AGGREGATE	AMOUNT PAID	PAID	THROUGH	DIRECTED TO	DIRECTED TO
	BROKERAGE	TO AFFILIATED	TO AFFILIATED	AFFILIATED	RESEARCH	RESEARCH
PORTFOLIO	COMMISSIONS	BROKER-DEALERS	BROKER-DEALERS	BROKER-DEALERS	PROVIDERS	PROVIDERS
Aggressive Growth	$101,816	—	—	—	$76,587,900	$114,587
Alliance Growth	$492,083	—	—	—	$593,038,614	$254,445
Balanced	$123,084	—	—	—	$85,989,597	$69,409
Blue Chip Growth	$107,818	—	—	—	—	—

				PERCENTAGE OF
				AMOUNT OF	GROSS
				TRANSACTIONS	DOLLAR
				INVOLVING	VALUE OF	DOLLAR
			PERCENTAGE OF	PAYMENT OF	PURCHASE/	AMOUNT OF
			COMMISSIONS	COMMISSIONS	SALES	COMMISSIONS
	AGGREGATE	AMOUNT PAID	PAID	THROUGH	DIRECTED TO	DIRECTED TO
	BROKERAGE	TO AFFILIATED	TO AFFILIATED	AFFILIATED	RESEARCH	RESEARCH
PORTFOLIO	COMMISSIONS	BROKER-DEALERS	BROKER-DEALERS	BROKER-DEALERS	PROVIDERS	PROVIDERS
Capital Growth	$50,684	$585	1.15%	0.03%	$70,512,171	$44,361
Cash Management	—	—	—	—	—	—
Corporate Bond	$4,216	—	—	—	$506,715,092	$13,244
Davis Venture Value	$323,756	—	—	—	—	—
“Dogs” of Wall Street	$31,215	—	—	—	—	—
Emerging Markets	$2,101,588	—	—	—	$646,018,717	$1,567,036
Equity Index	$2,239	—	—	—	—	—
Equity Opportunities	$69,930	$544	0.78%	0.02%	$98,291,010	$44,361
Foreign Value	$230,478	—	—	—	$50,292,487	$43,391
Fundamental Growth	$312,122	—	—	—	$379,128,830	$336,285
Global Bond	—	—	—	—	—	—
Global Equities	$213,745	$2,490	1.16%	0.06%	$87,696,843	$96,203.68
Growth-Income	$233,321	$5,392	2.31%	0.03%	$18,962,838	$13,410
Growth Opportunities	$447,085	—	—	—	—	—
High-Yield Bond	$2,209	—	—	—	—	—
International Diversified Equities	$90,908	—	—	—	—	—
International Growth and Income	$639,631	—	—	—	$363,591,463	$485,817
Marsico Focused Growth	$82,622	—	—	—	$45,964,947	—
MFS Massachusetts Investors Trust	$97,192	—	—	—	$74,716,927	$59,392
MFS Total Return	$235,068	—	—	—	$154,203,414	$134,729
Mid-Cap Growth	$187,153	—	—	—	$115,594,210	$79,962
Real Estate	$190,753	—	—	—	—	—
Small & Mid Cap Value	$705,575	$724	0.10%	0.02%	$332,804,323	$300,560
Small Company Value	$45,640	—	—	—	$20,671,677	$6,200
Technology	$161,099	—	—	—	$63,398,975	$53,266
Telecom Utility	$56,248	—	—	—	$34,798,600	$50,254
Total Return Bond	$14	—	—	—	—	—
2010 BROKERAGE COMMISSIONS

				PERCENTAGE OF
				AMOUNT OF
				TRANSACTIONS
				INVOLVING
			PERCENTAGE OF	PAYMENT OF
			COMMISSIONS	COMMISSIONS
	AGGREGATE	AMOUNT PAID	PAID	THROUGH
	BROKERAGE	TO AFFILIATED	TO AFFILIATED	AFFILIATED
PORTFOLIO	COMMISSIONS	BROKER-DEALERS	BROKER-DEALERS	BROKER-DEALERS
Aggressive Growth	$386,379	$7,664	1.98%	0.48%
Alliance Growth	$547,282	—	—	—
Balanced	$157,100	—	—	—
Blue Chip Growth	$37,854	—	—	—
Capital Growth	$60,266	$632	10.05%	0.17%
Cash Management	—	—	—	—
Corporate Bond	$170	—	—	—
Davis Venture Value	$481,463	—	—	—
“Dogs” of Wall Street	$85,453	—	—	—
Emerging Markets	$2,298,527	—	—	—
Equity Index	$2,763	—	—	—
Equity Opportunities	$185,368	$2,639	1.42%	0.66%
Foreign Value	$255,122	—	—	—

				PERCENTAGE OF
				AMOUNT OF
				TRANSACTIONS
				INVOLVING
			PERCENTAGE OF	PAYMENT OF
			COMMISSIONS	COMMISSIONS
	AGGREGATE	AMOUNT PAID	PAID	THROUGH
	BROKERAGE	TO AFFILIATED	TO AFFILIATED	AFFILIATED
PORTFOLIO	COMMISSIONS	BROKER-DEALERS	BROKER-DEALERS	BROKER-DEALERS
Fundamental Growth	$426,268	—	—	—
Global Bond	—	—	—	—
Global Equities	$312,522	$5,194	1.66%	1.89%
Growth-Income	123,692	—	—	—
Growth Opportunities	$726,117	$64,822	8.93%	2.04%
High-Yield Bond	$4,305	—	—	—
International Diversified Equities	$158,173	—	—	—
International Growth and Income	$1,342,085	—	—	—
Marsico Focused Growth	$90,992	—	—	—
MFS Massachusetts Investors Trust	$126,518	—	—	—
MFS Total Return	$307,034	—	—	—
Mid-Cap Growth	$231,671	—	—	—
Real Estate	$297,711	—	—	—
Small & Mid Cap Value	$581,854	—	—	—
Small Company Value	$25,009	—	—	—
Technology	$211,873	$346	0.16%	0.08%
Telecom Utility	$75,687	—	—	—
Total Return Bond	$1,935	—	—	—
2009 BROKERAGE COMMISSIONS

				PERCENTAGE OF
				AMOUNT OF
				TRANSACTIONS
				INVOLVING
			PERCENTAGE OF	PAYMENT OF
			COMMISSIONS	COMMISSIONS
	AGGREGATE	AMOUNT PAID	PAID	THROUGH
	BROKERAGE	TO AFFILIATED	TO AFFILIATED	AFFILIATED
PORTFOLIO	COMMISSIONS	BROKER-DEALERS	BROKER-DEALERS	BROKER-DEALERS
Aggressive Growth	$2,629,524	—	—	—
Alliance Growth	$666,988	—	—	—
Balanced	$174,555	$1,860	1.07%	0.53%
Blue Chip Growth	$44,063	—	—	—
Capital Growth	$92,736	$1,276	1.38%	0.16%
Cash Management	—	—	—	—
Corporate Bond	$176	—	—	—
Davis Venture Value	$716,825	—	—	—
“Dogs” of Wall Street	$90,725	—	—	—
Emerging Markets	$1,774,970	—	—	—
Equity Index	$2,835	—	—	—
Equity Opportunities	$168,007	$120	0.07%	0.03%
Foreign Value	$120,714	—	—	—
Fundamental Growth	$378,927	$8,603	2.27%	0.38%
Global Bond	—	—	—	—
Global Equities	$393,116	$3,742	0.95%	0.47%
Growth-Income	$357,685	—	—	—
Growth Opportunities	$435,832	$17,973	4.12%	0.91%
High-Yield Bond	$13,580	—	—	—
International Diversified Equities	$193,276	—	—	—
International Growth and Income	$1,150,806	—	—	—

				PERCENTAGE OF
				AMOUNT OF
				TRANSACTIONS
				INVOLVING
			PERCENTAGE OF	PAYMENT OF
			COMMISSIONS	COMMISSIONS
	AGGREGATE	AMOUNT PAID	PAID	THROUGH
	BROKERAGE	TO AFFILIATED	TO AFFILIATED	AFFILIATED
PORTFOLIO	COMMISSIONS	BROKER-DEALERS	BROKER-DEALERS	BROKER-DEALERS
Marsico Focused Growth	$75,062	—	—	—
MFS Massachusetts Investors Trust	$114,994	—	—	—
MFS Total Return	$716,562	—	—	—
Mid-Cap Growth	$270,857	—	—	—
Real Estate	$203,804	—	—	—
Small & Mid Cap Value	$479,896	—	—	—
Small Company Value	$70,157	—	—	—
Technology	$194,790	—	—	—
Telecom Utility	$103,680	—	—	—
Total Return Bond	$120,451	—	—	—
The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.
The following table sets forth the Portfolio’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of January 31, 2011.

			(Amount
Portfolio	Broker Dealer	Debt/Equity	($) 000’s)
Aggressive Growth Portfolio	State Street Bank & Trust Co.	Debt	2,050
Alliance Growth Portfolio	JPMorgan Securities, Inc.	Equity	22,901
	State Street Bank & Trust Co.	Debt	297
	Goldman Sachs & Co.	Equity	19,728
Balanced Portfolio	UBS AG	Debt	425
	Citigroup Global Markets, Inc.	Equity	1,634
	Goldman Sachs & Co.	Equity	1,451
	Bank of America Corporation	Debt	356
	State Street Bank & Trust Co.	Equity	193
	Credit Suisse Securities AG	Debt	461
	Morgan Stanley & Co., Inc.	Debt	595
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Debt	1,075
	Citigroup, Inc.	Debt	1,381
	Bank of America Securities LLC	Equity	1,312
	Goldman Sachs & Co.	Debt	249
	State Street Bank & Trust Co.	Debt	7,051
	HSBC Securities, Inc.	Debt	240
Blue Chip Growth Portfolio	Wells Fargo & Co.	Equity	227
	Goldman Sachs Group, Inc.	Equity	769
	State Street Bank & Trust Co.	Debt	1,748
Capital Growth Portfolio	State Street Bank & Trust Co.	Debt	288

			(Amount
Portfolio	Broker Dealer	Debt/Equity	($) 000’s)
	J.P. Morgan Chase & Co.	Equity	762
Cash Management Portfolio	Mizuho Securities USA Inc.	Debt	2,000
	Barclay’s Capital, Inc.	Debt	9,500
Corporate Bond Portfolio	Goldman Sachs & Co.	Debt	11,568
	Morgan Stanley	Debt	19,438
	Deutsche Bank Securities, Inc.	Debt	2,491
	State Street Bank & Trust Co.	Debt	5,430
	Citigroup Global Markets, Inc.	Debt	14,946
	J. P. Morgan Chase & Co.	Debt	11,188
	Bank of America	Debt	9,577
	Barclay’s Capital, Inc.	Debt	2,565
Davis Venture Value Portfolio	BNY Mellon Securities LLC	Equity	56,040
	J.P. Morgan Securities, Inc.	Equity	2,174
	Bank of America Securities LLC	Equity	1,535
	Goldman Sachs & Co.	Equity	7,477
“Dogs” of Wall Street Portfolio	State Street Bank & Trust Co.	Debt	1,181
Emerging Markets Portfolio	Banc of America Corporation	Debt	5,046
Equity Index Portfolio	Bank of New York Mellon Corp.	Equity	59
	J.P. Morgan Chase & Co.	Equity	265
	Morgan Stanley & Co., Inc.	Equity	67
	State Street Bank & Trust Co.	Debt	348
	Goldman Sachs & Co.	Equity	131
	State Street Bank & Trust Co.	Equity	37
Equity Opportunities Portfolio	State Street Bank Corporation	Debt	1,408
	State Street Bank Corporation	Equity	1,196
	Goldman Sachs & Co.	Equity	1,504
Foreign Value Portfolio	State Street Bank & Trust Co.	Debt	21,566
	UBS AG	Equity	1,398
Fundamental Growth Portfolio	State Street Bank & Trust Co.	Debt	208
	Goldman Sachs Group, Inc.	Equity	1,831
Global Bond Portfolio	State Street Bank & Trust Co.	Debt	5,616
	Citigroup Global Markets, Inc.	Debt	686
	JP Morgan Securities, Inc.	Debt	930
	UBS AG	Debt	1,340
	Morgan Stanley & Co., Inc.	Debt	1,001
	Credit Suisse Securities (USA) LLC	Debt	937
Global Equities Portfolio	State Street Bank & Trust Co.	Equity	438

			(Amount
Portfolio	Broker Dealer	Debt/Equity	($) 000’s)
	State Street Bank & Trust Co.	Debt	873
	Citigroup Global Markets Inc.	Equity	1,234
	Goldman Sachs & Co.	Equity	473
	Barclays PLC	Equity	859
Growth-Income Portfolio	State Street Corporation	Debt	4,147
Growth Opportunities Portfolio	State Street Bank & Trust Co.	Debt	13,730
	Knight Securities	Equity	796
High-Yield Bond	Bank of America Corporation	Debt	3,084
	Citigroup Global Markets, Inc.	Debt	3,418
	State Street Bank & Trust Co.	Debt	2,207
International Diversified Equities Portfolio	State Street Bank & Trust Co.	Debt	24,204
	Deutsche Bank Securities, LLC	Equity	1,178
	Barclays Capital Inc.	Equity	780
	Credit Suisse Securities (USA) LLC	Equity	919
	HSBC Securities, Inc.	Equity	6,368
	Societe General	Equity	1,029
	Nomura International PLC	Equity	485
International Growth and Income Portfolio	Barclays PLC	Equity	5,499
	ING Baring Corp	Equity	2,826
	Merrill Lynch & Co., Inc.	Debt	5,230
Marsico Focused Growth Portfolio	State Street Bank & Trust Co.	Debt	5,744
	Goldman Sachs & Co.	Equity	2,932
	Citigroup Global Markets, Inc.	Equity	2,909
MFS Massachusetts Investors Trust Portfolio	J.P. Morgan Chase & Co.	Equity	7,796
	Goldman Sachs & Co.	Equity	4,429
	Bank of America Corporation	Equity	5,604
	State Street Bank & Trust Co.	Equity	3,205
MFS Total Return Portfolio	Bank of America Corporation	Equity	7,696
	J.P. Morgan Chase & Co.	Equity	16,894
	Bank of America Corporation	Debt	900
	Wells Fargo Advisors, LLC	Equity	8,722
	J.P. Morgan Chase & Co.	Debt	6,656
	Morgan Stanley & Co., Inc.	Debt	1,555
	Citigroup Global Markets, Inc.	Debt	4,305
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Debt	2,218
	UBS AG	Debt	1,325
	State Street Bank & Trust Co.	Equity	5,153
	Credit Suisse (USA) LLC	Debt	2,201

			(Amount
Portfolio	Broker Dealer	Debt/Equity	($) 000’s)
	Goldman Sachs Group, Inc.	Equity	11,584
	Goldman Sachs Group, Inc.	Debt	815
	Bank of New York Mellon Corp.	Equity	10,800
	BNP Paribas	Debt	379
	Deutsche Bank AG	Equity	973
Mid-Cap Growth Portfolio	State Street Bank & Trust Co.	Debt	2,369
Real Estate Portfolio	Societe General	Debt	10,626
Small & Mid Cap Value Portfolio	State Street Bank & Trust Co.	Debt	17,682
Small Company Value Portfolio	State Street Bank & Trust Co.	Debt	126
Technology Portfolio	State Street Bank & Trust Co.	Debt	3,072
Telecom Utility Portfolio	None
Total Return Bond Portfolio	Citigroup Global Markets, Inc.	Debt	4,475
	Barclay’s PLC	Debt	8,703
	Goldman Sachs & Co.	Debt	3,231
	Bank of America Corporation	Debt	9,935
	Credit Suisse Securities (USA) LLC	Debt	101
	Deutsche Bank Securities LLC	Debt	1,391
	Morgan Stanley & Co., Inc.	Debt	29,629
	J.P. Morgan Securities, Inc.	Debt	42,385
	UBS Securities, LLC	Debt	5,236
	Royal Bank of Scotland	Debt	966
The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; Portfolio decisions and results of the Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.
If determined by the Adviser or Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio’s proposed investment activities which is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.
It is possible that a Portfolio’s holdings may include securities of entities for which a Subadviser or its affiliate performs investment banking services as well as securities of entities in which a Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio’s flexibility in purchases and sales of securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

FINANCIAL STATEMENTS
The Trust’s audited financial statements with respect to the fiscal year ended January 31, 2011 relating to the Foreign Value Portfolio and Small & Mid Cap Value Portfolio and the Trust’s unaudited financial statements with respect to the six months ended July 31, 2011 relating to Foreign Value Portfolio and Small & Mid Cap Value Portfolio are incorporated into this SAI by reference to its 2011 annual report to shareholders and its 2011 semi-annual report to shareholders, respectively. You may request a copy of the Trust’s reports to shareholders at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.
GENERAL INFORMATION
Custodian
State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend paying agent for the Trust.
Independent Registered Public Accounting Firm and Legal Counsel
PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678, is the Trust’s independent registered public accounting firm. PricewaterhouseCoopers LLP performs an annual audit of the Trust’s financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC. The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099 has been selected as legal counsel to the Trust.
Reports to Shareholders
Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.
Disclosure of Portfolio Holdings Policies and Procedures
The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.

The Trust makes the Portfolios’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust’s fiscal quarter.

In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information, marketing communications (including printed advertising and sales literature) is generally made available at www.sunamerica.com or online through the internet websites of the life insurance companies offering the Portfolios as investment options, and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Trust. The Trust’s Chief Compliance Officer and/or the Adviser’s legal counsel are responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential.

The Trust’s executive officers and the Adviser’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.

At each quarterly meeting of the Board of Trustees, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its participants.
•	Subadvisers. Each subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio’s holdings that it subadvises. In the event a sub-adviser is engaged to assume sub-advisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties.

•	PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.

•	State Street Bank & Trust Company (“SSB&T”). SSB&T, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. SSB&T does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.

•	Lipper. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

•	Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual Portfolios may be accessed through its web site at no charge. Information regarding the Portfolios are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

•	Standard & Poors (“S&P”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

•	Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

•	Thompson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial’s various databases within a few days of its receipt.

•	Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

•	Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.

•	Diligent Board Member Services, Inc. (“Diligent”). Diligent hosts online board meeting materials for the Board of Trustees.

•	Plexus Group. SSB&T provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Plexus does not disclose publicly the information they receive or the reports they prepare. SAAMCo’s contract with Plexus includes a confidentiality clause.

•	RiskMetrics Group (“RiskMetrics”). RiskMetrics, formerly Institutional Shareholders Services downloads both daily and weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used for the purposes of voting proxies on behalf of a Portfolio, evaluating the Portfolio’s eligibility for participating in, and filing proofs of claim on behalf of, the Portfolio in securities class action lawsuits. RiskMetrics does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Portfolio’s participation in a securities class action lawsuit. SAAMCo’s contract with RiskMetrics includes confidentiality disclosure.

•	SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the subadvisers of the Portfolios by certain SARM employees who are supervised by SAAMCo. SARM is continuously provided with the entire portfolio holdings for each Portfolio on a daily basis.

Proxy Voting Policies and Procedures
Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Trust and the Trust’s investment adviser, SAAMCo (i.e., representatives from the investment legal and compliance departments). The policies and procedures enable the Trust to vote proxies in a manner consistent with the best interests of the Trust’s shareholders. Except as otherwise described below regarding case-by-case voting matters, neither SAAMCo nor any Manager has discretion concerning proxy voting decisions.
The Trust has retained a proxy voting service, RiskMetrics, to effect votes on behalf of the Trust according to the Trust’s policies and procedures, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes.
Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors a portfolio manager may consider is the quality and depth of the company’s management. In holding portfolio securities, the Trust is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Trust’s policies and procedures therefore provide that the Trust will generally vote in support of management recommendations on most corporate matters. When a Trust’s portfolio manager is dissatisfied with a company’s management, the Trust typically will sell the holding.
Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. The Proxy Voting Committee has established proxy voting guidelines. In these circumstances, the Trust may request guidance or a recommendation from the proxy voting committee, the independent proxy voting agent, the portfolio manager or other appropriate personnel of SAAMCo and/or the subadviser of a Portfolio. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Trust’s shareholders.
Examples of the Trust’s positions on voting matters. Consistent with the approaches described above, the following are examples of the Trust’s voting positions on specific matters:
•	Vote with management recommendations on most corporate matters;

•	Vote on a case-by-case basis on proposals to increase or decrease authorized common stock or preferred stocks;

•	Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Abstain from voting on social responsibility or environmental matters, unless the portfolio’s objective is directly related to the social or environmental matter in question;[1]

•	Not vote proxies for index funds/portfolios and passively managed portfolios;[2] and

•	Vote on a case-by-case basis on equity compensation plans.
Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust’s proxy voting guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the guidelines or recommendations of the independent proxy voting agent.
However, if a situation arises where a vote presents a conflict between the interests of a Trust’s shareholders and the interests of SAAMCo, the Trust’s, or one of SAAMCo’s affiliates, and the conflict is known to the Trust, senior management of the Trust and SAAMCo, including the proxy voting committee, will consult with the Independent Chairman of the Board of Trustees or, if not available, an Independent Trustee. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and determine the vote to ensure that the Trust selects the vote that is in the best interests of the Trust’s shareholders.
Proxy Voting Records. The independent proxy voting agent will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Trust. The proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Portfolios for each one-year period ending on June 30th. The proxy voting record will also be available on the SEC’s website at http://www.sec.gov.

[1]	In these circumstances, the Portfolio will consider the effect that the vote’s outcome may have on the issuing company and the value of its securities as part of the Portfolio’s overall investment evaluation of whether to retain or sell the company’s securities. The Portfolio will either retain or sell the securities according to the best interests of the Portfolio’s shareholders.

[2]	The Board of Trustees has determined that the costs of voting proxies for passively managed Portfolios will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Portfolio retains a particular security. That is, the Portfolio will retain or sell a particular security based on objective, rather than subjective, criteria.
Shareholder and Trustee Responsibility
Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.
Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.
Registration Statement
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Prospectuses and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

APPENDIX
CORPORATE BOND AND COMMERCIAL PAPER RATINGS
DESCRIPTION OF MOODY’S CORPORATE RATINGS
Aaa	Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

A	Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
     Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.
DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS
          The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act.

          Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
          Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:
-	Leading market positions in well established industries;

-	High rates of return on funds employed;

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection;

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

-	Well established access to a range of financial markets and assured sources of alternate liquidity.
          Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
          Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
          Issuers rated NOT PRIME do not fall within any of the Prime rating categories.
          If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.
          Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.
DESCRIPTION OF STANDARD & POOR’S CORPORATE DEBT RATINGS
          A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
          The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

          The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B	Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC	Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.
          Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.
L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.
          Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.
BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.
DESCRIPTION OF STANDARD & POOR’S COMMERCIAL PAPER RATINGS.
          A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.
A	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.
          The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DESCRIPTION OF DUFF & PHELPS’ CORPORATE DEBT RATINGS
     Duff & Phelps rates long-term debt specifically to credit quality, i.e., the likelihood of timely payment for principal and interest. AAA is considered the highest quality. AA is considered high quality. A is regarded as good quality. BBB is considered to be investment grade and of satisfactory credit quality. BB and B are considered to be non-investment grade and CCC is regarded as speculative. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.
DESCRIPTION OF DUFF & PHELPS RATING CO.’S COMMERCIAL PAPER RATINGS
     Duff & Phelps Rating Co. (“Duff & Phelps”) commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Duff & Phelps commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of 1+ and 1-to assist investors in recognizing those differences.
Duff 1+	Highest certainty of time repayment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1	Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-	High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2	Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3	Satisfactory liquidity and other protection factors, qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Duff 4	Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5	Default.
DESCRIPTION OF THOMSON BANKWATCH, INC.’S CORPORATE DEBT RATINGS
     BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.
DESCRIPTION OF THOMSON BANKWATCH, INC.’S COMMERCIAL PAPER RATINGS
     Thomson BankWatch, Inc. (“BankWatch”) short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

DESCRIPTION OF FITCH RESEARCH’S (“FITCH”) INVESTMENT GRADE BOND RATINGS
     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.
     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.
AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA.” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-L.”

A	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR	Indicates that Fitch does not rate the specific issue.
CONDITIONAL. A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
SUSPENDED. A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.
WITHDRAWN. A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, WHEN AN ISSUER FAILS TO FURNISH PROPER AND TIMELY INFORMATION.
FITCHALERT. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive” indicating a potential upgrade,

“Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.
Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.
DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS
          Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.
          The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.
          Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.
BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

DDD	Bonds are in default on interest and/or principal payments. Such bonds are extremely

DD	speculative and should be valued on the basis of their ultimate recovery value in liquidation

D	or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.
PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.
DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS
          Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
          The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

FITCH SHORT-TERM RATINGS ARE AS FOLLOWS:
F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-I+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-I +” and “F-I” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

PART C
OTHER INFORMATION
Item 28. Exhibits.

(a)	(i)	Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 29, 1996.

	(ii)	Amendment to Declaration of Trust dated September 16, 1992 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (file No 811-7238) filed on February 29, 1996.

	(iii)	Amendment to Declaration of Trust dated September 29, 1992. Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (file No. 811-7238) filed on February 29, 1996.

	(iv)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (file No. 811-7238) filed on February 29, 1996.

	(v)	Establishment and Designation of Shares of Beneficial Interest dated June 1, 1996. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(vi)	Amendment to Establishment and Designation of Shares of Beneficial Interest dated June 3, 1996. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(vii)	Establishment and Designation of Shares of Beneficial Interest dated April 7, 1997. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(viii)	Establishment and Designation of Shares of Beneficial Interest dated February 1, 1998. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(ix)	Establishment and Designation of Shares of Beneficial Interest dated September 1, 1998. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(x)	Establishment and Designation of Shares of Beneficial Interest dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xi)	Establishment and Designation of Shares of Beneficial Interest dated April 10, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xii)	Establishment and Designation of Shares of Beneficial Interest dated July 1, 2000. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xiii)	Establishment and Designation of Shares of Beneficial Interest dated December 29, 2000. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xiv)	Establishment and Designation of Shares of Beneficial Interest dated July 9, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xv)	Amended and Restated Establishment and Designation of Shares of Beneficial Interest dated October 15, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xvi)	Establishment and Designation of Shares of Beneficial Interest and Establishment and Designation of Classes dated August 1, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xvii)	Establishment and Designation of Classes effective September 30, 2002. Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement of Form N-1A (File No. 811-7238) filed February 4, 2003.

	(xviii)	Amendment to Establishment and Designation of Series dated May 1, 2003. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xix)	Amended and Restated Establishment and Designation of Shares of Beneficial Interest dated December 15, 2003. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xx)	Amended and Restated Establishment and Designation of Series and Classes of Shares dated May 26, 2005. Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on July 15, 2005.

	(xxi)	Establishment and Designation of Shares of Beneficial Interest and Establishment and Designation of Classes dated June 1, 2006. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

	(xxii)	Amendment to Establishment and Designation of Shares of Beneficial Interest dated December 13, 2006. Incorporated by Reference to Post-Effective Amendment No 42 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2007.

	(xxiii)	Amendment to Establishment and Designation of Shares of Beneficial Interest dated February 1, 2007. Incorporated by Reference to Post-Effective Amendment No 42 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2007.

	(xxiv)	Amendment to Establishment and Designation of Shares of Beneficial Interest dated February 1, 2008. Incorporated by Reference to Post-Effective Amendment No 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

	(xxv)	Establishment and Designation of Shares of Beneficial Interest and Establishment and Designation of Classes dated December 8, 2011.*

(b)	(i)	Amended and Restated By-Laws dated June 15, 2004. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

	(ii)	Amendment to the By-Laws dated September 8, 2005. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

	(iii)	Amendment 2 to the By-Laws dated January 21, 2010. Incorporated by Reference to Post-Effective Amendment No 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

(c)		Instruments Defining Rights of Security Holders. Incorporated herein by reference to Exhibits (a) and (b) above.

(d)	(i)	Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. (“SAAMCo”) dated January 23, 2012.*

	(ii)	Subadvisory Agreement between SAAMCo and Alliance Capital Management L.P. dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(iii)	Amendment to the Subadvisory Agreement between SAAMCo and Alliance Capital Management L.P. dated August 1, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(iv)	Amendment No. 2 to the Subadvisory Agreement between SAAMCo and Alliance Capital Management L.P. dated October 3, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

	(v)	Amendment No. 3 to the Subadvisory Agreement between SAAMCo and AllianceBernstein L.P. dated October 3, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(vi)	Amendment No. 4 to the Subadvisory Agreement between SAAMCo and AllianceBernstein, L.P. dated January 23, 2012.*

	(vii)	Subadvisory Agreement between SAAMCo and Banc of America Capital Management, Inc. dated April 5, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(viii)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Banc of America Capital Management, Inc. dated February 14, 2005. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

	(ix)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC and Banc of America Capital Management, LLC) dated October 3, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

	(x)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and BofA Advisors LLC (formerly, Columbia Management Advisors, LLC and Banc of America Capital Management, LLC) dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xi)	Amendment No. 4 to Subadvisory Agreement between SAAMCo and BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC) dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xii)	Subadvisory Agreement between SAAMCo and Columbia Management Investment Advisers, LLC (formerly, RiverSource Investment, LLC) dated May 1, 2010. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(xiii)	Subadvisory Agreement between SAAMCo and Davis Selected Advisers, L.P dated February 23, 2001. Incorporated herein by reference to the Registrant’s Form N-14 filed on August 21, 2003.

(xiv)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Davis Selected Advisers, L.P. dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xv)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Davis Selected Advisers, LP dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xvi)	Subadvisory Agreement between SAAMCo and Federated Investment Counseling dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

(xvii)	Amendment to Subadvisory Agreement between SAAMCo and Federated Investment Counseling dated May 1, 2004 (transferring subadvisory responsibilities for Federated American Leaders Portfolio and Telecom Utility Portfolio to Federated Equity Management Company of Pennsylvania and Corporate Bond Portfolio to Federated Investment Management Company). Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xviii)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Federated Equity Management Company of Pennsylvania and Federated Investment Management Company dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xix)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and Federated Investment Management Company dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xx)	Subadvisory Agreement between SAAMCo and Franklin Advisory Services, LLC dated August 28, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xxi)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Franklin Advisory Services, LLC dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xxii)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Franklin Advisory Services, LLC dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxiii)	Subadvisory Agreement between SAAMCo and Goldman Sachs Asset Management International dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xxiv)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Goldman Sachs Asset Management International dated January 19, 2007. Incorporated by Reference to Post-Effective Amendment No 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

(xxv)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Goldman Sachs Asset Management International dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxvi)	Subadvisory Agreement between SAAMCo and Invesco Advisers, Inc. dated June 1, 2010. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(xxvii)	Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated November 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

(xxviii)	Amendment to Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated January 23, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

(xxix)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xxx)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxxi)	Amendment No. 4 to Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated November 15, 2010. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(xxxii)	Subadvisory Agreement between SAAMCo and Marsico Capital Management, LLC dated December 14, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxxiii)	Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company dated January 1, 1999. Incorporated herein by reference to Registrant’s Form N-14 filed on August 21, 2003.

(xxxiv)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company dated May 1, 2007. Incorporated by Reference to Post-Effective Amendment No 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

(xxxv)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxxvi)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company dated November 1, 2008. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

(xxxvii)	Subadvisory Agreement between SAAMCo and Morgan Stanley Dean Witter Investment Management dated May 1, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xxxviii)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Morgan Stanley Investment Management Inc. dated January 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

(xxxix)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Morgan Stanley Investment Management Inc. dated October 3, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

(xl)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and Morgan Stanley Investment Management Inc. dated November 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

(xli)	Amendment No. 4 to Subadvisory Agreement between SAAMCo and Morgan Stanley Investment Management Inc. dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xlii)	Subadvisory Agreement between SAAMCo and OppenheimerFunds, Inc. dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xliii)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and OppenheimerFunds, Inc. dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xliv)	Subadvisory Agreement between SAAMCo and Pacific Investment Management Company LLC (“PIMCO”) dated May 1, 2008. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xlv)	Subadvisory Agreement between SAAMCo and PineBridge Investments, LLC dated March 29, 2010. Incorporated by Reference to Post-Effective Amendment No 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

(xlvi)	Subadvisory Agreement between SAAMCo and Putnam Investment Management, LLC dated August 3, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(xlvii)	Amendment No 1 to Subadvisory Agreement between SAAMCo and Putnam Investment Management, LLC dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(xlviii)	Subadvisory Agreement between SAAMCo and Templeton Investment Counsel, LLC dated August 1, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xlix)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Templeton Investment Counsel, LLC dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

	(l)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Templeton Investment Counsel, LLC dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(li)	Subadvisory Agreement between SAAMCo and Wells Capital Management Incorporated dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

	(lii)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Wells Capital Management Incorporated dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(liii)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Wells Capital Management Incorporated dated July 20, 2009. Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2010

	(liv)	Master-Feeder Addendum to Investment Advisory and Management Agreement. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

	(lv)	Master-Feeder Advisory Fee Waiver Agreement. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(e)		Distribution Agreement between the Registrant and SunAmerica Capital Services, Inc dated May 21, 2002. Incorporated herein by reference to Registrant’s Form N-14 filed August 21, 2003.

(f)		Inapplicable.

(g)	(i)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

	(ii)	Amendment to Master Custodian Agreement between Registrant and State Street Bank and Trust Company effective January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

(h)	(i)	Form of Fund Participation Agreement. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(ii)	Form of Addendum to Fund Participation Agreement. Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on July 5, 2001.

	(iii)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on May 7, 1997.

	(iv)	Form of Addendum to Fund Participation Agreement for Class 1 Shares. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

	(v)	Form of Addendum to Fund Participation Agreement for Class 2 Shares. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

	(vi)	Form of Addendum to Fund Participation Agreement for Class 3 Shares. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

	(vii)	Fund Participation Agreement (Master-Feeder). Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

	(viii)	Form of Fund Participation Agreement between SunAmerica Annuity and Life Assurance Company and SunAmerica Series Trust. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

	(ix)	Form of Fund Participation Agreement between First SunAmerica Life Insurance Company and SunAmerica Series Trust. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

	(x)	Form of Shareholder Services Agreement between SunAmerica Annuity and Life Assurance Company and SunAmerica Series Trust. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

	(xi)	Form of Amendment No. 1 to the Shareholder Services Agreement between SunAmerica Annuity and Life Assurance Company and SunAmerica Series Trust.*

	(xii)	Form of Shareholder Services Agreement between First SunAmerica Life Insurance Company and SunAmerica Series Trust. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

	(xiii)	Form of Amendment No. 1 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York (formerly, First SunAmerica Life Insurance Company) and SunAmerica Series Trust.*

	(xiv)	Indemnification Agreement between Registrant and Garrett F. Bouton. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

	(xv)	Indemnification Agreement between Registrant and Carl D. Covitz. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

	(xvi)	Indemnification Agreement between Registrant and Jane Jelenko. Incorporated by Reference to Post-Effective Amendment No 42 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2007.

	(xvii)	Indemnification Agreement between Registrant and Allan L. Sher. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

	(xviii)	Indemnification Agreement between Registrant and Gilbert T. Ray. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

	(xix)	Indemnification Agreement between Registrant and Bruce G. Willison. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

	(xx)	Expense Limitation Agreement between SunAmerica Series Trust and SAAMCo dated January 23, 2012.*

(i)	(i)	Opinion and Consent of Counsel for the SunAmerica Dynamic Allocation Portfolio.*

(i)	(ii)	Opinion and Consent of Counsel for the Foreign Value Portfolio and Small & Mid Cap Value Portfolio.*

(j)	(i)	Consent of PricewaterhouseCoopers LLP.*

	(ii)	Consent of Willkie Farr & Gallagher.*

(k)		Inapplicable.

(l)		Inapplicable.

(m)	(i)	Distribution Plan Pursuant to Rule 12b-1 (Class 1 Shares, formerly Class A Shares) dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

	(ii)	Distribution and Service Plan Pursuant to Rule 12b-1 (Class 2 Shares, formerly Class B Shares) dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

	(iii)	Distribution and Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) dated January 23, 2012.*

(n)		Plan Pursuant to 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (file No. 811-7238) filed on August 1, 2002.

(o)		Reserved.

(p)	(i)	Code of Ethics of SunAmerica Asset Management Corp. dated effective August 11, 2010. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(ii)	Code of Ethics of AllianceBernstein, LP. Incorporated by Reference to Post-Effective Amendment No 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

(iii)	Code of Ethics of BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC). Incorporated by Reference to Post-Effective Amendment No 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

(iv)	Code of Ethics of Columbia Management Investment Advisers, LLC. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(v)	Code of Ethics of Davis Selected Advisers, L.P. Incorporated by Reference to Post-Effective Amendment No 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

(vi)	Code of Ethics of Federated Investors, Inc. Incorporated by Reference to Post-Effective Amendment No 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

(vii)	Code of Ethics of Franklin-Templeton Investments. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(viii)	Code of Ethics of Goldman Sachs Asset Management International. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(ix)	Code of Ethics of Invesco Advisers, Inc. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(x)	Code of Ethics of J.P. Morgan Investment Management Inc. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xi)	Code of Ethics of Marsico Capital Management, LLC. Incorporated herein by reference to Post- Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

(xii)	Code of Ethics of Massachusetts Financial Services Company. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xiii)	Code of Ethics of Morgan Stanley Investment Management. Incorporated herein by reference to Post- Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xiv)	Code of Ethics of OppenheimerFunds, Inc. Incorporated by Reference to Post-Effective Amendment No 42 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2007.

	(xv)	Code of Ethics of Pacific Investment Management Company. Incorporated by Reference to Post-Effective Amendment No 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

	(xvi)	Code of Ethics of PineBridge Investments, LLC. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

	(xvii)	Code of Ethics of Putnam Investment Management, Inc. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(xviii)	Code of Ethics of Well Capital Management Incorporated. Incorporated herein by reference to Post- Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

	(xix)	Code of the Ethics of American Funds. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

	(xx)	Code of the Ethics of The Capital Group Companies, Inc. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(q)		Power of Attorney. Incorporated by Reference to Post-Effective Amendment No 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

*	Filed herein.

Item 29. Persons Controlled by or Under Common Control with the Registrant.
     No person is controlled by or under common control with the Registrant. All of the outstanding common stock of the Registrant is owned by separate accounts of SunAmerica Annuity and Life Assurance Company, American General Life Insurance Company of Delaware, American General Life Insurance Company and The United States Life Insurance Company in the City of New York (File No. 811-7238/33-52742).
Item 30. Indemnification.
     Article VI of the Registrant’s By-Laws relating to the indemnification of officers and trustees is quoted below: ARTICLE VI INDEMNIFICATION Section 6. Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:
     (i) every person who is or has been a trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party, witness or otherwise by virtue of being or having been a trustee or officer of the Trust and against amounts paid or incurred by that individual in the settlement thereof;
     (ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative (including examinations and inspections), arbitrative, investigative or other, whether formal or informal including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, accountant’s fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Covered Person:
     (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office;
     (ii) with regard to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual’s action was in the best interest of the Trust; or
     (iii) in the event of a settlement involving a payment by a Covered Person or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the individual did not engage in such conduct:
          (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or
          (B) by written opinion of (i) the then-current legal counsel to the Trustees who are not “Interested Persons” (as defined below) of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (as defined below) (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgement to be independent.
     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, administrators and personal representatives of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.
     (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 6 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 6, provided that either:
     (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or
     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 6(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
     As used in this Section 6, an “Interested Person” of the Trust is defined in Section 2(a)(19) of the Investment Company Act of 1940 and a “Disinterested Trustee” is one (i) who is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Securities and Exchange Commission) and (ii) against whom none of the actions, suits or other proceedings with respect to which indemnification is sought or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

     (e) With respect to any such determination or opinion referred to in clause (b)(iii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
     (f) Each person who is a Trustee or officer of the Trust shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Section 6. All rights to indemnification under this Section 6 shall be deemed to be provided by a contract between the Trust and the person who serves as a Trustee or officer of the Trust at any time while this Section 6 is in effect. Any repeal or modification thereof shall not affect any rights or obligations existing prior to any such repeal or modification.

Item 31.	Business and Other Connections of the Investment Adviser.
     SunAmerica Asset Management Corp. (“SAAMCo”), the Investment Adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SAAMCo on file with the SEC (File No. 801-19813) for a description of the names and employment of the directors and officers of SAAMCo and other required information.
     AllianceBernstein L.P. (formerly, Alliance Capital Management L.P.), BofA Advisers, LLC (formerly, Columbia Management Advisers, LLC, and Bank of America Capital Management, LLC.), Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC), Davis Selected Advisers, L.P, Federated Investment Management Company, Franklin Advisory Services, LLC, Goldman Sachs Asset Management International, Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., Marsico Capital Management, LLC, Massachusetts Financial Services Company, Morgan Stanley Investment Management Inc., OppenheimerFunds, Inc., Pacific Investment Management Company LLC, PineBridge Investments, LLC, Putnam Investment Management, LLC, Templeton Investment Counsel, LLC, Wells Capital Management Incorporated, and the Subadvisers of certain of the Portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the above referenced Subadvisers.

File No.
SunAmerica Asset Management Corp.	801-19813
AllianceBernstein L.P.	801-56720
BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC)	801-50372
Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC)	801-25943
Davis Selected Advisers, L.P.	801-31648
Federated Investment Management Company	801-34612
Franklin Advisory Services, LLC	801-51967
Goldman Sachs Asset Management International	801-38157
Invesco Advisers, Inc.	801-33949
J.P. Morgan Investment Management Inc.	801-21011
Marsico Capital Management, LLC	801-54914
Massachusetts Financial Services Company	801-17352
Morgan Stanley Investment Management Inc.	801-15757
OppenheimerFunds, Inc.	801-8253
Pacific Investment Management Company LLC	801-48187
PineBridge Investment, LLC	801-18759
Putnam Investment Management, LLC	801-7974
Templeton Investment Counsel, LLC	801-15125
Wells Capital Management Incorporated	801-21122

Item 32.	Principal Underwriters.
     SunAmerica Capital Services, Inc. serves as Principal Underwriter for the Trust.

Item 33.	Location of Accounts and Records.
     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.
     SunAmerica Asset Management Corp. is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey, 07311 and at America Tower, 2929 Allen Parkway, Houston, 77019.
     AllianceBernstein L.P. is located at 1345 Avenue of the Americas, New York, New York, 10105.
     BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC) is located at the 100 Federal Street, Boston, Massachusetts 02110.
     Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) is located at 225 Franklin Street, Boston, Massachusetts 02110.
     Davis Selected Advisers, L.P. is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona, 85756.
     Federated Investment Management Company is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779.
     Franklin Advisory Services, LLC is located at One Parker Plaza, Fort Lee, New Jersey, 07024.
     Goldman Sachs Asset Management International is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England.
     Invesco Advisers, Inc. is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309
     J.P. Morgan Investment Management Inc. is located at 270 Park Avenue, New York, New York 10017.
     Marsico Capital Management, LLC is located at 1200 17th Street, Suite 1600 Denver, Colorado, 80202.
     Massachusetts Financial Services Company is located at 500 Boylson Street, Boston, Massachusetts, 02116.
     Morgan Stanley Investment Management Inc. is located at 522 Fifth Avenue, New York, New York, 10036.
     OppenheimerFunds, Inc. is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York, 10281-1008.
     Pacific Investment Management Company LLC is located at 840 Newport Center Drive, Newport Beach, CA 92660.
     PineBridge Investment, LLC is located at 399 Park Avenue, New York, New York 10022.
     Putnam Investment Management, LLC., is located at One Post Office Square, Boston, Massachusetts, 02109.
     Templeton Investment Counsel, LLC is located at 500 E. Broward Boulevard, Suite 2100, Fort Lauderdale, Florida, 33394.
     Wells Capital Management Incorporated is located at 525 Market Street, San Francisco, California 94105.

     Each of the Investment Adviser and Subadvisers maintain the book, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

Item 34.	Management Services.
Inapplicable.

Item 35.	Undertakings.
Inapplicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 58 to the Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 58 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey, on the 20th day of January, 2012.

SunAmerica Series Trust (Registrant)
By:	/s/ John T. Genoy
John T. Genoy
President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ JOHN T. GENOY John T. Genoy	President (Principal Executive Officer)	January 20, 2012

/s/ DONNA M. HANDEL Donna M. Handel	Vice President, Treasurer and Controller (Principal Financial and Accounting Officer)	January 20, 2012

* Garrett F. Bouton	Trustee	January 20, 2012

* Carl D. Covitz	Trustee	January 20, 2012

* Jana W. Greer	Trustee	January 20, 2012

* Jane Jelenko	Trustee	January 20, 2012

* Allan L. Sher	Trustee	January 20, 2012

* Gilbert T. Ray	Trustee	January 20, 2012

* Bruce G. Willison	Trustee	January 20, 2012

* By:	/s/ Nori L. Gabert	January 20, 2012

Nori L. Gabert Attorney-in-Fact

EXHIBIT LIST

EXHIBIT 28	ITEM
(a)(xxv)	Establishment and Designation of Shares of Beneficial Interest and Establishment and Designation of Classes dated December 8, 2011.

(d)(i)	Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. (“SAAMCo”) dated January 23, 2012.

(d)(vi)	Amendment No. 4 to the Subadvisory Agreement between SAAMCo and AllianceBerstein, L.P. dated January 23, 2012.

(h)(xi)	Form of Amendment No. 1 to the Shareholder Services Agreement between SunAmerica Annuity and Life Assurance Company and SunAmerica Series Trust.

(h)(xiii)	Form of Amendment No. 1 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York (formerly, First SunAmerica Life Insurance Company) and SunAmerica Series Trust.

(h)(xx)	Expense Limitation Agreement between SunAmerica Series Trust and SAAMCo dated January 23, 2012.

(i)(i)	Opinion and Consent of Counsel for the SunAmerica Dynamic Allocation Portfolio.

(i)(ii)	Opinion and Consent of Counsel for the Foreign Value Portfolio and Small & Mid Cap Value Portfolio.

(j)(i)	Consent of PricewaterhouseCoopers LLP.

(j)(ii)	Consent of Willkie Farr & Gallagher.

(m)(iii)	Distribution and Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) dated January 23, 2012.